     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005

                                                       REGISTRATION NO. 33-12789

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                       POST-EFFECTIVE AMENDMENT NO. 23 TO

                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2                     /X/

                                   ----------

                        FARM BUREAU LIFE VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                       FARM BUREAU LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
                                 (515) 225-5400
          (Address and Telephone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

   / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;

   /X/ ON MAY 1, 2005 PURSUANT TO PARAGRAPH (b) OF RULE 485;

   / /    DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;

   / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

   / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
       PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

================================================================================

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS


                                   May 1, 2005


Farm Bureau Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

     -  death proceeds upon the Insured's death, and

     -  a Net Cash Value upon partial or complete surrender of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.


American Century Investments

   VP Ultra(R) Fund
   VP Vista(SM) Fund
Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio

Fidelity(R) Variable Insurance Products Funds

   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP High Income Portfolio--Service Class 2
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Real Estate Fund--Class 2

   Franklin Small Cap Value Securities Fund--Class 2
   Franklin Small-Mid Cap Growth Securities Fund (formerly known as Franklin
     Small Cap Fund)--Class 2
   Franklin U.S. Government Fund--Class 2

   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   Nasdaq-100 Index Portfolio
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.
                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266
                                 1-800-247-4170

TABLE OF CONTENTS


                                                                        PAGE
                                                                     -----------
DEFINITIONS                                                                    3
SUMMARY OF THE POLICY                                                          5
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT                   12
     Farm Bureau Life Insurance Company                                       12
     Iowa Farm Bureau Federation                                              12
     IMSA                                                                     12
     The Variable Account                                                     12
     Investment Options                                                       13
     Addition, Deletion or Substitution of Investments                        19
THE POLICY                                                                    20
     Purchasing the Policy                                                    20
     Premiums                                                                 20
     Examination of Policy (Cancellation Privilege)                           23
     Policy Lapse and Reinstatement                                           23
     Special Transfer Privilege                                               24
POLICY BENEFITS                                                               24
     Cash Value Benefits                                                      24
     Transfers                                                                27
     Loan Benefits                                                            30
     Death Proceeds                                                           32
     Accelerated Payments of Death Proceeds                                   35
     Benefits at Maturity                                                     36
     Payment Options                                                          36
CHARGES AND DEDUCTIONS                                                        37
     Premium Expense Charge                                                   37
     Monthly Deduction                                                        38
     Transfer Charge                                                          41
     Surrender Charge                                                         41
     Variable Account Charges                                                 41
THE DECLARED INTEREST OPTION                                                  41
     General Description                                                      42
     Declared Interest Option Cash Value                                      42
     Transfers, Surrenders and Policy Loans                                   42
GENERAL PROVISIONS                                                            43
     The Contract                                                             43
     Incontestability                                                         43
     Change of Provisions                                                     43
     Misstatement of Age or Sex                                               43
     Suicide Exclusion                                                        43
     Annual Report                                                            43
     Non-Participation                                                        44
     Ownership of Assets                                                      44
     Written Notice                                                           44
     Postponement of Payments                                                 44
     Continuance of Insurance                                                 45
     Ownership                                                                45
     The Beneficiary                                                          45
     Changing the Policyowner or Beneficiary                                  45
     Additional Insurance Benefits                                            46
     Change of Address                                                        46

                                                                        PAGE
                                                                     -----------
DISTRIBUTION OF THE POLICIES                                                  47
FEDERAL TAX MATTERS                                                           48
     Introduction                                                             48
     Tax Status of the Policy                                                 48
     Tax Treatment of Policy Benefits                                         48
     Possible Tax Law Change                                                  52
     Taxation of the Company                                                  52
     Employment-Related Benefit Plans                                         52
ADDITIONAL INFORMATION                                                        52
FINANCIAL STATEMENTS                                                          59
ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES                       Appendix A
DEATH BENEFIT OPTIONS                                                 Appendix B


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

DEFINITIONS

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).


CASH VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.


COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.


DECLARED INTEREST OPTION: An investment option under the Policy funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Variable Account.


DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

     (a)  A certified copy of the death certificate;

     (b)  A certified copy of a court decree reciting a finding of death;

     (c)  the Beneficiary's statement of election;

     (d)  a copy of the Beneficiary's Form W-9; or

     (e)  Any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.


GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

MATURITY DATE: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET CASH VALUE: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.


POLICY ANNIVERSARY: The same date in each Policy Year as the Policy Date.


POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.


POLICYOWNER, YOU, YOUR: The person who owns a Policy.

POLICY YEAR: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in a corresponding Investment Option.

SURRENDER CHARGE: A charge we assess at the time of any partial or complete surrender equal to the lesser of $25 or 2% of the amount surrendered.


UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.


VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

VARIABLE ACCOUNT: Farm Bureau Life Variable Account.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which we receive at our Home Office.

SUMMARY OF THE POLICY

     The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

     - The Policy is a flexible premium variable life insurance policy providing for:

            - death proceeds payable to the Beneficiary upon the Insured's death,

            -    the accumulation of Cash Value,

            -    surrender rights, and

            -    loan privileges.

     - We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

     - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

     - We do not guarantee the amount and/or duration of the life insurance coverage.

     - Cash Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

     - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

     - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

     - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

     - The Variable Account has 37 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE
          ACCOUNT--Investment Options").


     - You may instruct us to allocate Net Premiums and transfer Cash Value to any of the Subaccounts.


     -    We will allocate your initial Net Premium to the Declared Interest
          Option.

     - We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:


            (1) the date we receive, at our Home Office, a Written Notice that you have received the Policy, or


            (2)  25 days after the Delivery Date.

     - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

     - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION


     - You may allocate or transfer all or a portion of your Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See "THE DECLARED INTEREST OPTION.")


PREMIUMS

     -    You choose when to pay and how much to pay.

     - You must pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

     - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

CASH VALUE BENEFITS (SEE "POLICY BENEFITS--CASH VALUE BENEFITS.")

     - Your Policy provides for a Cash Value. A Policy's Cash Value varies to reflect:

            -    the amount and frequency of premium payments,

            -    the investment performance of the Subaccounts,

            -    interest earned on Cash Value in the Declared Interest Option,

            -    Policy Loans,


            -    partial surrenders, and


            -    charges we assess under the Policy.

     -    You may fully surrender your Policy and receive the Net Cash Value.

     - You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.


     - A partial or full surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

     - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

     - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

     - The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

     - We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--ALLOCATING NET PREMIUMS.")

LOANS (SEE "POLICY BENEFITS--LOAN BENEFITS.")

     - You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.

     -    We charge you a maximum annual interest rate of 7.4%.

     - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

     - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

     -    The Policy contains two death benefit options:

            - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

            - Option B--the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

     - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

     - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

     -    You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

     - We deduct a premium expense charge equal to 7% of each premium. The remaining amount is the Net Premium.

CASH VALUE CHARGES

     - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

            -    a cost of insurance charge, plus

            - the cost of any additional insurance benefits added by rider, plus

            -    a $3 administrative charge.

     - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount or Specified Amount increase. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.

     - Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

     - We waive the transfer charge for the first twelve transfers during a Policy Year, but we may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT


     - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of 0.90%.


     - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

     - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (both before and after waivers or reimbursements) for the year ended December 31, 2004. Current and future expense figures may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                       TOTAL EXPENSES
                                                           (BEFORE       TOTAL AMOUNT     TOTAL EXPENSES
                                                         CONTRACTUAL    OF CONTRACTUAL  (AFTER CONTRACTUAL
                           ADVISORY   OTHER    12b-1   FEE WAIVERS AND   FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE    EXPENSES   FEE    REIMBURSEMENTS)  REIMBURSEMENT*    REIMBURSEMENTS)
-------------------------  --------  --------  -----  ----------------  --------------  ------------------
American Century

  VP Ultra Fund              1.00%     0.00%   0.00%        1.00%           0.00%             1.00%(1)

  VP Vista Fund              1.00%     0.00%   0.00%        1.00%           0.00%             1.00%(1)

Dreyfus

  VIF Appreciation
  Portfolio--Initial
  Share Class                0.75%     0.04%   0.00%        0.79%           0.00%             0.79%

  VIF Developing
  Leaders Portfolio--
  Initial Share Class        0.75%     0.04%   0.00%        0.79%           0.00%             0.79%

  VIF Disciplined
  Stock Portfolio--
  Initial Share Class        0.75%     0.10%   0.00%        0.85%           0.00%             0.85%

  VIF Growth and
  Income Portfolio--
  Initial Share Class        0.75%     0.07%   0.00%        0.82%           0.00%             0.82%

  VIF International
  Equity Portfolio--
  Initial Share Class        0.75%     0.29%   0.00%        1.04%           0.00%             1.04%

  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class                0.75%     0.06%   0.25%        1.06%           0.00%             1.06%

EquiTrust Variable
Insurance Series Fund

  Blue Chip
  Portfolio                  0.20%     0.10%   0.00%        0.30%           0.00%             0.30%

  High Grade
  Bond Portfolio             0.30%     0.15%   0.00%        0.45%           0.00%             0.45%

  Managed
  Portfolio                  0.45%     0.11%   0.00%        0.56%           0.00%             0.56%

  Money Market
  Portfolio                  0.25%     0.31%   0.00%        0.56%           0.00%             0.56%

  Strategic Yield
  Portfolio                  0.45%     0.14%   0.00%        0.59%           0.00%             0.59%

  Value Growth
  Portfolio                  0.45%     0.13%   0.00%        0.58%           0.00%             0.58%

                                                       TOTAL EXPENSES
                                                           (BEFORE       TOTAL AMOUNT     TOTAL EXPENSES
                                                         CONTRACTUAL    OF CONTRACTUAL  (AFTER CONTRACTUAL
                           ADVISORY   OTHER    12b-1   FEE WAIVERS AND   FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE    EXPENSES   FEE    REIMBURSEMENTS)  REIMBURSEMENT*    REIMBURSEMENTS)
-------------------------  --------  --------  -----  ----------------  --------------  ------------------
Fidelity Variable
Insurance
Products Funds

  VIP Contrafund(R)
  Portfolio--Initial
  Class                      0.57%     0.11%   0.00%        0.68%           0.00%             0.68%(2)

  VIP Growth
  Portfolio--Initial
  Class                      0.58%     0.10%   0.00%        0.68%           0.00%             0.68%(2)

  VIP Growth & Income
  Portfolio--Initial
  Class                      0.47%     0.13%   0.00%        0.60%           0.00%             0.60%

  VIP High
  Income Portfolio--
  Service Class 2            0.58%     0.14%   0.25%        0.97%           0.00%             0.97%

  VIP Index 500
  Portfolio--Initial
  Class                      0.10%     0.00%   0.00%        0.10%           0.00%             0.10%(3)

  VIP Mid Cap
  Portfolio--Service
  Class 2                    0.57%     0.14%   0.25%        0.96%           0.00%             0.96%(2)

  VIP Overseas
  Portfolio--Initial
  Class                      0.72%     0.19%   0.00%        0.91%           0.00%             0.91%(2)

Franklin Templeton

  Franklin Real
  Estate Fund--
  Class 2                    0.48%     0.02%   0.25%        0.75%           0.00%             0.75%(4)(5)

  Franklin Small Cap
  Value Securities
  Fund--Class 2              0.53%     0.18%   0.25%        0.96%           0.04%             0.92%(5)(6)

  Franklin Small-Mid
  Cap Growth
  Securities Fund--
  Class 2                    0.48%     0.29%   0.25%        1.02%           0.03%             0.99%(5)(6)

  Franklin U.S.
  Government
  Fund--Class 2              0.49%     0.05%   0.25%        0.79%           0.00%             0.79%(4)(5)

  Mutual Shares
  Securities
  Fund--Class 2              0.60%     0.15%   0.25%        1.00%           0.00%             1.00%(5)

  Templeton Growth
  Securities
  Fund--Class 2              0.79%     0.07%   0.25%        1.11%           0.00%             1.11%(4)(5)

                                                       TOTAL EXPENSES
                                                           (BEFORE       TOTAL AMOUNT     TOTAL EXPENSES
                                                         CONTRACTUAL    OF CONTRACTUAL  (AFTER CONTRACTUAL
                           ADVISORY   OTHER    12b-1   FEE WAIVERS AND   FEE WAIVER OR    FEE WAIVERS AND
INVESTMENT OPTION             FEE    EXPENSES   FEE    REIMBURSEMENTS)  REIMBURSEMENT*    REIMBURSEMENTS)
-------------------------  --------  --------  -----  ----------------  --------------  ------------------
J.P. Morgan
Series Trust II

  JPMorgan Mid
  Cap Value Portfolio        0.70%     0.55%   0.00%        1.25%           0.00%             1.25%(7)

  JPMorgan Small
  Company Portfolio          0.60%     0.55%   0.00%        1.15%           0.00%             1.15%(7)

Summit
Pinnacle Series

  Nasdaq-100
  Index Portfolio            0.35%     0.44%   0.00%        0.79%           0.14%             0.65%(8)

  Russell 2000
  Small Cap Index
  Portfolio                  0.35%     0.41%   0.00%        0.76%           0.01%             0.75%(8)

  S&P MidCap
  400 Index Portfolio        0.30%     0.26%   0.00%        0.56%           0.00%             0.56%

T. Rowe Price
Equity Series, Inc.

  Equity Income
  Portfolio                  0.85%     0.00%   0.00%        0.85%           0.00%             0.85%(9)

  Mid-Cap
  Growth Portfolio           0.85%     0.00%   0.00%        0.85%           0.00%             0.85%(9)

  New America
  Growth Portfolio           0.85%     0.00%   0.00%        0.85%           0.00%             0.85%(9)

  Personal Strategy
  Balanced Portfolio         0.90%     0.00%   0.00%        0.90%           0.00%             0.90%(9)(10)

T. Rowe Price
International
Series, Inc.

  International
  Stock Portfolio            1.05%     0.00%   0.00%        1.05%           0.00%             1.05%(9)



* The contractual arrangements described in the Annual Investment Option Operating Expenses table are designed to reduce total annual operating expenses for purchasers of the Policy and will extend at least until December 31, 2005. Four Investment Options currently have contractual reimbursement or fee waivers in place.

(1) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as Fund assets increase. Please consult the Fund's prospectus for more details about the Fund's management fees. Information regarding other expenses, which include the fees and expenses of the Fund's independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund's prospectus.

(2) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.66%, Growth Portfolio 0.65%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.87%. This arrangement may be discontinued by the Fund's manager at any time.

(3) Effective March 1, 2005, management fees for the Fund were reduced to 0.10%, and Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund's shareholders and board of trustees.

(4) The Fund administration fee is paid indirectly through the management fee.

(5) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

(6) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money
Fund). This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

(7) Reflects a written agreement pursuant to which the Portfolio's administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2006 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, the expense ratio for the Mid Cap Value Portfolio would be 1.00%.

(8) The Fund's adviser has agreed to limit total expenses to the extent they exceed 0.65% of the Nasdaq-100 Index Portfolio and 0.75% of the Russell 2000 Small Cap Index Portfolio. This expense limit may not be changed without approval of the Portfolio's shareholders.

(9) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(10) The Portfolio's manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.87%.


TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

     - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

     - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

     - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

     - If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

FARM BUREAU LIFE INSURANCE COMPANY


     Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2004, Iowa Farm Bureau Federation owned shares of various classes representing 62.90% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.


     Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

IOWA FARM BUREAU FEDERATION

     Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

IMSA

     The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

     We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

     The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

     The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

     We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

INVESTMENT OPTIONS

     The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


AMERICAN CENTURY INVESTMENTS. American Century Investment Management, Inc. is the investment adviser to the Funds.



PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
VP Ultra(R) Fund                -  This Fund seeks long-term capital growth. The Fund
                                   pursues this objective by investing in common
                                   stocks of large companies with earnings and
                                   revenue that are not only growing, but growing at
                                   a successively faster, or accelerating pace.

VP Vista(SM) Fund               -  This Fund seeks long-term capital growth. The Fund
                                   pursues this objective by investing in common
                                   stocks of medium-sized and smaller companies which
                                   will increase in value over time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment
Fund: International Equity Portfolio.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Dreyfus Variable Investment     -  This Portfolio seeks long-term capital growth
Fund: Appreciation                 consistent with preservation of capital. Its
Portfolio--Initial Share Class     secondary goal is current income. To pursue these
                                   goals, the Portfolio normally invests at least 80%
                                   of its assets in common stocks. The Portfolio
                                   focuses on "blue chip" companies with total market
                                   capitalizations of more than $5 billion at the
                                   time of purchase, including multinational
                                   companies.

Dreyfus Variable Investment     -  This Portfolio seeks capital growth. To pursue
Fund: Developing Leaders           this goal, the Portfolio normally invests at least
Portfolio--Initial Share Class     80% of its assets in the stocks of companies the
                                   adviser believes to be developing leaders:
                                   companies characterized by new or innovative
                                   products, services or processes having the
                                   potential to enhance earnings or revenue growth.
                                   Based on current market conditions, the Portfolio
                                   primarily invests in small companies with market
                                   capitalizations of less than $2 billion at the
                                   time of purchase.

PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Dreyfus Variable Investment     -  This Portfolio seeks investment returns
Fund: Disciplined Stock            (consisting of capital appreciation and income)
Portfolio--Initial Share Class     that are consistently superior to the Standard &
                                   Poor's 500 Composite Stock Price Index (S&P 500).
                                   To pursue this goal, the Portfolio normally
                                   invests at least 80% of its assets in stocks. The
                                   Portfolio focuses on stocks of large-cap
                                   companies.

Dreyfus Variable Investment     -  This Portfolio seeks to provide long-term capital
Fund: Growth and Income            growth, current income and growth of income,
Portfolio--Initial Share Class     consistent with reasonable investment risk. To
                                   pursue this goal, the Portfolio invests primarily
                                   in stocks of domestic and foreign issuers.

Dreyfus Variable Investment     -  This Portfolio seeks capital growth. To pursue
Fund: International Equity         this goal, the Portfolio invests primarily in
Portfolio--Initial Share Class     growth stocks of foreign companies. Normally, the
                                   Portfolio invests at least 80% of its assets in
                                   stocks, including common stocks and convertible
                                   securities, including those issued in initial
                                   public offerings.

Dreyfus Socially Responsible    -  This Fund seeks to provide capital growth; current
Growth Fund, Inc.--Service         income is a secondary goal. This Fund normally
Share Class                        invests at least 80% of its assets in the common
                                   stocks of companies that, in the opinion of fund
                                   management, meet traditional investment standards
                                   and conduct their business in a manner that
                                   contributes to the enhancement of the quality of
                                   life in America.


EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Blue Chip Portfolio             -  This Portfolio seeks growth of capital and income.
                                   The Portfolio pursues this objective by investing
                                   at least 80% of its net assets in equity
                                   securities of well-capitalized, established
                                   companies.

High Grade Bond Portfolio       -  This Portfolio seeks as high a level of current
                                   income as is consistent with an investment in a
                                   diversified portfolio of high grade income-bearing
                                   debt securities. The Portfolio will pursue this
                                   objective by investing at least 80% of its net
                                   assets in debt securities rated AAA, AA or A by
                                   Standard & Poor's or Aaa, Aa or A by Moody's
                                   Investors Service, Inc. and in securities issued
                                   or guaranteed by the United States government or
                                   its agencies or instrumentalities.

Managed Portfolio               -  This Portfolio seeks the highest level of total
                                   return through income and capital appreciation.
                                   The Portfolio pursues this objective through a
                                   fully managed investment policy consisting of
                                   investment in the following three market sectors:
                                   (i) common stocks and other equity securities;
                                   (ii) high grade debt securities and preferred
                                   stocks of the type in which the High Grade Bond
                                   Portfolio may invest; and (iii) money market
                                   instruments of the type in which the Money Market
                                   Portfolio may invest.

PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Money Market Portfolio          -  This Portfolio seeks maximum current income
                                   consistent with liquidity and stability of
                                   principal. The Portfolio will pursue this
                                   objective by investing in high quality short-term
                                   money market instruments. AN INVESTMENT IN THE
                                   MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR
                                   GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                   CORPORATION OR ANY GOVERNMENT AGENCY. THERE CAN BE
                                   NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO
                                   MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
                                   SHARE. DURING EXTENDED PERIODS OF LOW INTEREST
                                   RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY
                                   ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

Strategic Yield Portfolio       -  This Portfolio seeks as a primary objective, as
                                   high a level of current income as is consistent
                                   with investment in a diversified portfolio of
                                   lower-rated, higher-yielding income-bearing
                                   securities. As a secondary objective, the
                                   Portfolio seeks capital appreciation when
                                   consistent with its primary objective. The
                                   Portfolio pursues these objectives by investing
                                   primarily in debt and income-bearing securities
                                   rated Baa or lower by Moody's Investors Service,
                                   Inc. and/or BBB or lower by Standard & Poor's, or
                                   in unrated securities of comparable quality (i.e.,
                                   junk bonds). AN INVESTMENT IN THIS PORTFOLIO MAY
                                   ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See
                                   the Fund prospectus "HIGHER RISK SECURITIES AND
                                   INVESTMENT STRATEGIES--Lower-Rated Debt
                                   Securities.")

Value Growth Portfolio          -  This Portfolio seeks long-term capital
                                   appreciation. The Portfolio pursues this objective
                                   by investing primarily in equity securities of
                                   companies that the investment adviser believes
                                   have a potential to earn a high return on capital
                                   and/or in equity securities that the investment
                                   adviser believes are undervalued by the
                                   marketplace. Such equity securities may include
                                   common stock, preferred stock and securities
                                   convertible or exchangeable into common stock.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Fidelity VIP Contrafund(R)      -  This Portfolio seeks long-term capital
Portfolio                          appreciation. The Portfolio normally invests
                                   primarily in common stocks. The Portfolio invests
                                   in securities of companies whose value the adviser
                                   believes is not fully recognized by the public.

Fidelity VIP Growth             -  This Portfolio seeks capital appreciation. The
Portfolio                          Portfolio invests primarily in common stocks. The
                                   Portfolio invests in securities of companies the
                                   adviser believes have above-average growth
                                   potential.

PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Fidelity VIP Growth & Income    -  This Portfolio seeks high total return through a
Portfolio                          combination of current income and capital
                                   appreciation. The Portfolio normally invests the
                                   majority of its assets in domestic and foreign
                                   equity securities, with a focus on those that pay
                                   current dividends and show potential earnings
                                   growth. However, the Portfolio may buy debt
                                   securities as well as equity securities that are
                                   not currently paying dividends, but offer
                                   prospects for capital appreciation or future
                                   income.

Fidelity VIP High Income        -  This Portfolio seeks a high level of current
Portfolio                          income, while also considering growth of capital.
                                   The Portfolio normally invests primarily in
                                   domestic and foreign income-producing debt
                                   securities, preferred stocks and convertible
                                   securities, with an emphasis on lower-quality debt
                                   securities.

Fidelity VIP Index 500          -  This Portfolio seeks to provide investment results
Portfolio                          that correspond to the total return of common
                                   stocks publicly traded in the United States, as
                                   represented by the S&P 500. To achieve this
                                   objective, the Portfolio normally invests at least
                                   80% of its assets in common stocks included in the
                                   S&P 500.

Fidelity VIP Mid Cap Portfolio  -  This Portfolio seeks long-term growth of capital.
                                   The Portfolio normally invests at least 80% of its
                                   total assets in securities of companies with
                                   medium market capitalizations. The investment
                                   adviser invests primarily in common stocks.

Fidelity VIP Overseas           -  This Portfolio seeks long-term growth of capital.
Portfolio                          Normally, at least 80% of the Portfolio's total
                                   assets will be invested in foreign equity
                                   securities. The Portfolio may also invest in U.S.
                                   issuers.



FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.



PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Franklin Real Estate Fund       -  This Fund seeks capital appreciation with current
                                   income as a secondary goal. The Fund normally
                                   invests at least 80% of its net assets in
                                   investments of companies operating in the real
                                   estate sector.

Franklin Small Cap Value        -  This Fund seeks long-term total return. The Fund
Securities Fund                    normally invests at least 80% of its net assets in
                                   investments of small capitalization companies, and
                                   invests primarily to predominantly in equity
                                   securities. For this Fund, small cap companies are
                                   those with market capitalization values not
                                   exceeding $2.5 billion at the time of purchase.

PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Franklin Small-Mid Cap Growth   -  This Fund seeks long-term capital growth. The Fund
Securities Fund (formerly          normally invests at least 80% of its net assets in
known as Franklin Small Cap        investments of small capitalization (small cap)
Fund)                              and mid capitalization (mid cap) companies. For
                                   this Fund, small cap companies are those with
                                   market capitalization values not exceeding $1.5
                                   billion or the highest market capitalization value
                                   in the Russell 2000 Index, whichever is greater,
                                   at the time of purchase; and mid cap companies are
                                   those with market capitalization values not
                                   exceeding $8.5 billion, at the time of purchase.

Franklin U.S. Government Fund   -  This Fund seeks income. The Fund normally invests
                                   at least 80% of its net assets in U.S. government
                                   securities, primarily fixed and variable rate
                                   mortgage-backed securities.

Mutual Shares Securities Fund   -  This Fund seeks capital appreciation with income
                                   as a secondary goal. The Fund normally invests
                                   mainly in U.S. equity securities, and
                                   substantially in undervalued stocks, risk
                                   arbitrage securities and distressed companies.

Templeton Growth Securities     -  This Fund seeks long-term capital growth. The Fund
Fund                               normally invests mainly in equity securities of
                                   companies located anywhere in the world, including
                                   those in the U.S. and in emerging markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
JPMorgan Mid Cap Value          -  This Portfolio seeks growth from capital
Portfolio                          appreciation by investing at least 80% of its
                                   Assets in equity securities of mid-cap companies.
                                   "Assets" means net assets, plus the amount of
                                   borrowings for investment purposes. Mid-cap
                                   companies are companies with market
                                   capitalizations between $1 billion to $20 billion
                                   at the time of purchase.

JPMorgan Small Company          -  This Portfolio seeks to provide high total return
Portfolio                          from a portfolio of small company stocks. Under
                                   normal circumstances, the Portfolio invests at
                                   least 80% of its Assets in equity investments of
                                   small-cap companies. "Assets" means net assets,
                                   plus the amount of borrowings for investment
                                   purposes. Small-cap companies are companies with
                                   market capitalizations similar to those within the
                                   universe of the Russell 2000(R) Index at the time
                                   of purchase.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Nasdaq-100 Index Portfolio      -  This Portfolio seeks investment results that
                                   correspond to the investment performance of U.S.
                                   common stocks, as represented by the Nasdaq-100
                                   Index. The Portfolio will attempt to achieve, in
                                   both rising and falling markets, a correlation of
                                   at least 95% between the total return of its net
                                   assets before expenses and the total return of the
                                   Nasdaq-100 Index.

PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Russell 2000 Small Cap Index    -  This Portfolio seeks investment results that
Portfolio                          correspond to the investment performance of U.S.
                                   common stocks, as represented by the Russell 2000
                                   Index. The Portfolio will attempt to achieve, in
                                   both rising and falling markets, a correlation of
                                   at least 95% between the total return of its net
                                   assets before expenses and the total return of the
                                   Russell 2000 Index.

S&P MidCap 400 Index Portfolio  -  This Portfolio seeks investment results that correspond to the total return performance of U.S.
                                   common stocks, as represented by the S&P MidCap
                                   400 Index. The Portfolio will attempt to achieve,
                                   in both rising and falling markets, a correlation
                                   of at least 95% between the total return of its
                                   net assets before expenses and the total return of
                                   the S&P MidCap 400 Index.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
Equity Income Portfolio         -  This Portfolio seeks to provide substantial
                                   dividend income and long-term capital appreciation
                                   by investing primarily in dividend-paying common
                                   stocks of established companies considered by the
                                   adviser to have favorable prospects for both
                                   increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio        -  This Portfolio seeks to provide long-term capital
                                   appreciation by investing primarily in mid-cap
                                   stocks with the potential for above-average
                                   earnings growth. The investment adviser defines
                                   mid-cap companies as those whose market
                                   capitalization falls within the range of companies
                                   in either the Standard & Poor's Mid-Cap 400 Index
                                   or the Russell Mid-Cap Growth Index.

New America Growth Portfolio    -  This Portfolio seeks to provide long-term growth
                                   of capital by investing primarily in the common
                                   stocks of companies operating in sectors the
                                   investment adviser believes will be the fastest
                                   growing in the U.S. Fast-growing companies can be
                                   found across an array of industries in today's
                                   "new America".

Personal Strategy Balanced      -  This Portfolio seeks the highest total return over
Portfolio                          time consistent with an emphasis on both capital
                                   appreciation and income. The Portfolio pursues its
                                   objective by investing in a diversified portfolio
                                   typically consisting of approximately 60% stocks,
                                   30% bonds and 10% money market securities.


T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.


PORTFOLIO                       INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
------------------------------  -----------------------------------------------------
International Stock Portfolio   -  This Portfolio seeks to provide capital
                                   appreciation through investments primarily in
                                   common stocks of established companies based
                                   outside the United States.

     The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

     Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

     If we deem it to be in the best interests of persons having voting rights under the Policies, we may


          - operate the Variable Account as a management investment company under the Investment Company Act of 1940,

          - deregister the Variable Account under that Act in the event such registration is no longer required, or,

          - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

     To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY

     In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

     The effective date of insurance coverage under the Policy will be the latest of:

          -    the Policy Date,

          - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

          -    the date when we receive the full initial premium at our Home
               Office.

     The Policy Date will be the later of:

                    (1)  the date of the initial application, or

                    (2) the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

     The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

     Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

     PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

     If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

     PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

     You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.


     DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a Grace Period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when
     (a) is equal to or greater than (b) where:

          (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and


          (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

     Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

          FOR EXAMPLE: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

          In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

          However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

     The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

     UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

     PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

     PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

     NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

     ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

                    (1) before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

                    (2)  before the end of 25 days after the Delivery Date.

     Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

     We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

     The following additional rules apply to Net Premium allocations:

          - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

          - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

          - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice. The change will take effect on the date we receive the Written Notice and will have no effect on prior Cash Values.


EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


     You may cancel the Policy by delivering or mailing Written Notice and returning the Policy to us before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

     We will refund, within seven days after our receipt of satisfactory notice of cancellation and the returned Policy, an amount equal to the sum of:

          - the Cash Value on the Business Day on or next following the date we receive the Policy,


          -    any premium expense charges we deducted,

          - monthly deductions made on the Policy Date and any Monthly Deduction Day, and

          -    amounts approximating the daily charges against the Variable
               Account.

     (Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

     A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

     To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

     REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home
     Office:

          - A written application for reinstatement signed by the Policyowner and the Insured;

          -    Evidence of insurability we deem satisfactory;

          - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

          - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.


     State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first-year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").


     The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

SPECIAL TRANSFER PRIVILEGE

     You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

POLICY BENEFITS

     While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by partially or completely surrendering the Policy. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

CASH VALUE BENEFITS


     SURRENDER PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending us Written Notice. If we receive your Written Notice to surrender your Policy prior to 3:00 p.m. central time, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy at or after 3:00 p.m. central time, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.

     A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS--Surrender Charge.") We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive Written Notice for a surrender, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

     FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.

          - Facsimile requests must be directed to 1-515-226-6844 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

          - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

          - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided.


          - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive your Written Notice. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.


          - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

          - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

               CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

          - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.


     COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request, less the Surrender Charge. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options.") If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.


     PARTIAL SURRENDERS. You may obtain a portion of the Policy's Net Cash Value as a partial surrender from the Policy.

          -    A partial surrender must be at least $500.


          - A partial surrender cannot exceed the lesser of (1) the Net Cash Value minus $500 or (2) 90% of the Net Cash Value.

     We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options.")

     We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value, reduced by any outstanding Policy Debt, on the date we receive your Written Notice.

     Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

          - The Policy's Cash Value will be reduced by the amount of the partial surrender.

          - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

          - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

     If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

     If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."

     NET CASH VALUE. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

     CALCULATING CASH VALUE. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

          -    Cash Value will reflect a number of factors, including

                 -    premiums paid,

                 -    partial surrenders,

                 -    Policy Loans,

                 -    charges assessed in connection with the Policy,

                 - interest earned on the Cash Value in the Declared Interest Option, and

                 - investment performance of the Subaccounts to which the Cash Value is allocated.

     As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

     On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

          - The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

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          -    Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

          - All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

          - All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

          - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

          - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

     The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

     UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

     For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing
     (a) by (b) where:


          (a)  is the net result of


               (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, plus


               (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period, minus


               (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

               (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus


               (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.


          (b) is the number of units outstanding at the end of the preceding Valuation Period.


     We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.


TRANSFERS

     The following features apply to transfers under the Policy:

          - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

          - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at
               (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

               CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

          - The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


          - The transfer will be effective as of the end of the Valuation Period during which we receive your Written Notice. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.


          - The Company waives the transfer charge for the first twelve transfers during a Policy Year.

          - We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

          - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

          -    The minimum amount of each transfer is $100.

          - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

          - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

          - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

          - This feature is considered in the twelve free transfers in a Policy Year. All transfers made on the same date count as one transfer.


          - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

          - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.


     ADDITIONAL LIMITATIONS ON TRANSFERS. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

     Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

     For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

     If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same Policyowner or owned by spouses or by different partnerships that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

     If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

     Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners

     (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

     We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

     The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

     Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

     We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.


LOAN BENEFITS


     POLICY LOANS. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for a Policy Loan.

     A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


     The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.


     During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


     ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to a Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan.


     We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

     Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

     LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

          (1) the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

          (2) any increase in the interest rate may not exceed 1% per calendar year; and

          (3) changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

     Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

     Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

     EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.


     Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

     POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid Policy Loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.


     REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

     For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

     So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

          - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

          - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.")

     To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.


     DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:


          (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

          (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

     DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

     Under Option A, the death benefit will be equal to the greater of

          (1)  the sum of the current Specified Amount and the Cash Value, or

          (2) the Cash Value multiplied by the specified amount factor for the Insured's Attained Age.

     We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

     Under Option B, the death benefit will be equal to the greater of:

          -    the current Specified Amount, or

          - the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

     Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

     Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.


     CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


     If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

     We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")


     CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us Written Notice. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


     Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

     To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

     CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

     Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

          - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

          - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

          - If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

          - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

          - A partial surrender will reduce the death benefit. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

     In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

     A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

ACCELERATED PAYMENTS OF DEATH PROCEEDS

     In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

     For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

     The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

     In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

     There are several other restrictions associated with the Endorsement. These are:

          (1) the Endorsement is not valid if the Policy is within five years of being matured,


          (2) the consent of any irrevocable Beneficiary or assignee is required to exercise the Endorsement,

          (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any Beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,


          (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

          (5)  the Endorsement is not effective where:

               (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

               (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.


     The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon our receipt of your Written Notice to cancel the Endorsement or upon termination of the Policy.


     The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

BENEFITS AT MATURITY

     The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option.

     Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

PAYMENT OPTIONS

     We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.


     You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending Written Notice, provided that a prior option chosen by you is not in effect.


     If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

          (1)  the proceeds are less than $2,000;

          (2)  periodic payments would be less than $20; or

          (3) the payee is an assignee, estate, trustee, partnership, corporation or association.


     You may choose a lump sum payment under a Living Tradition Account(TM) ("LTA"). The LTA is similar to a checking account, except it is not FDIC insured, but is backed by the claims-paying ability of the Company. The LTA is part of our General Account and is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA.


     Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additonal interest be applied to such funds.

     If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

     Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.


     OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly as selected by the payee and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.


     OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

     OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

     ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.


     Your choice of payment frequency and payout period will affect the amount of each payment and the total amount paid out. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment and the total amount paid out.


     A tax adviser should be consulted with respect to the consequences associated with a payment option.

CHARGES AND DEDUCTIONS

     We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

     Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.


     SALES CHARGE. We deduct a sales charge equal to 5% of each premium payment to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy from our general assets, including amounts derived from the mortality and expense risk charge.

     PREMIUM TAXES. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of each premium payment for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.


MONTHLY DEDUCTION

     We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

     We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

          -    the cost of insurance for the Policy; plus

          -    the cost of any optional insurance benefits added by rider; plus

          -    the monthly administrative charge.

     During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

     COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.


     NET AMOUNT AT RISK. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b) minus (c), where:


            (a)  is the Specified Amount;
            (b)  is 1.0036748(1); and
            (c)  is the Cash Value.

     We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

     We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

     COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

     The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

     We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

     ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
     PROVISIONS--Additional Insurance Benefits.")

     MONTHLY ADMINISTRATIVE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

     FIRST-YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

     The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

                       $25,000      $50,000      $100,000
         AGE         TO $49,999   TO $99.999    TO $249,000   $250,000+
         ---------   ----------   ----------    -----------   ---------
           0-25        $  0.20      $  0.15       $  0.10      $  0.05
           26             0.21         0.16          0.11         0.06
           27             0.22         0.17          0.12         0.06
           28             0.23         0.18          0.13         0.07
           29             0.24         0.19          0.14         0.07
           30             0.25         0.20          0.15         0.08
           31             0.26         0.21          0.16         0.08
           32             0.27         0.22          0.17         0.09
           33             0.28         0.23          0.18         0.09
           34             0.29         0.24          0.19         0.10
           35             0.30         0.25          0.20         0.10
           36             0.31         0.26          0.21         0.11
           37             0.32         0.27          0.22         0.11
           38             0.33         0.28          0.23         0.12
           39             0.34         0.29          0.24         0.12
           40             0.35         0.30          0.25         0.13
           41             0.36         0.31          0.26         0.13
           42             0.37         0.32          0.27         0.14
           43             0.38         0.33          0.28         0.14
           44             0.39         0.34          0.29         0.15
           45             0.40         0.35          0.30         0.15
           46             0.41         0.36          0.31         0.16
           47             0.42         0.37          0.32         0.16
           48             0.43         0.38          0.33         0.17
           49             0.44         0.39          0.34         0.17
           50             0.45         0.40          0.35         0.18
           51             0.46         0.41          0.36         0.18
           52             0.47         0.42          0.37         0.19
           53             0.48         0.43          0.38         0.19
           54             0.49         0.44          0.39         0.20
           55 & up        0.50         0.45          0.40         0.20

TRANSFER CHARGE

     The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

          - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

          - Once we issue a Policy, we will not increase this charge for the life of the Policy.


          - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, exercise of the special transfer privilege or upon initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.


     Currently, there is no charge for changing the Net Premium allocation instructions.

SURRENDER CHARGE

     Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the remaining Cash Value.

VARIABLE ACCOUNT CHARGES


     MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.


     The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

     FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

     INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

     COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

     You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

GENERAL DESCRIPTION

     Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

     You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION CASH VALUE


     Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in our sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.


     The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

TRANSFERS, SURRENDERS AND POLICY LOANS

     You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

     We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

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GENERAL PROVISIONS

THE CONTRACT


     We issue the Policy in consideration of the statements in the application and payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.


INCONTESTABILITY

     The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

CHANGE OF PROVISIONS

     We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

     Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

SUICIDE EXCLUSION

     If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

ANNUAL REPORT

     At least once each year, we will send an annual report to each Policyowner. The report will show

          -    the current death benefit,

          -    the Cash Value in each Subaccount and in the Declared Interest
               Option,

          -    outstanding Policy Debt, and

          - premiums paid, partial surrenders made and charges assessed since the last report.

     The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

NON-PARTICIPATION

     The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

OWNERSHIP OF ASSETS

     The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

     You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

POSTPONEMENT OF PAYMENTS


     The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's Written Notice. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:


          - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

          - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

          - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

     We also may postpone transfers under these circumstances.

     Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

     If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

CONTINUANCE OF INSURANCE

     The insurance under a Policy will continue until the earlier of:

          - the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

          - the date the Policyowner surrenders the Policy for its entire Net Cash Value;

          -    the death of the Insured; or

          -    the Maturity Date.

     Any rider to a Policy will terminate on the date specified in the rider.

OWNERSHIP

     The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

     Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

     The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

THE BENEFICIARY

     The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

     Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

CHANGING THE POLICYOWNER OR BENEFICIARY


     During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send Written Notice and we must actually receive and record the request. The change will take effect as of the date you sign the request and will not be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

ADDITIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

          - Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.


          - Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of:
               (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.


          - Universal Adult Term Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

          - Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

          - Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

          - Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

     We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

CHANGE OF ADDRESS


     We confirm all Policyowner change of address requests by sending a confirmation to both the old and new address.

DISTRIBUTION OF THE POLICIES

     The Policies will be sold by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"). EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. EquiTrust Marketing, an affiliate of the Company, currently receives annual compensation of $100 per registered representative for acting as principal underwriter. EquiTrust Marketing's principal business address is the same as that of the Company.

     In addition to the annual compensation paid for EquiTrust Marketing's role as principal underwriter, the Company pays commissions to EquiTrust Marketing for sales of the Policies, and EquiTrust Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by EquiTrust Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year. Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

     Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for EquiTrust Marketing's management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS." We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     EquiTrust Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment
     Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.


     Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. The NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.


FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


     In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets. Certain features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy .


     In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     In some circumstances, there is a reduction in the benefits under the Policy during the first seven years. For example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

          (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

          (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread or a minimal spread is unclear. You should consult your tax adviser about any such loan.

     Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

     ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

     EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

     SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.




     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Inusred, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includible in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



     Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowners. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.



     The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.



     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



     During the preiod prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

     At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

EMPLOYMENT-RELATED BENEFIT PLANS

     The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INFORMATION

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.

VOTING RIGHTS


     To the extent required by law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.


     The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment

     Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

     The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

     Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

ELECTRONIC TRANSACTIONS

     You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

     We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

STATE REGULATION OF THE COMPANY

     The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY

     The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


NAME AND POSITION
WITH THE COMPANY                    PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------------------   ------------------------------------------------------
Eric K. Aasmundstad                 Farmer; Director, North Dakota Farm Bureau Federation,
Director                              Western Agricultural Insurance Company, NODAK Mutual
                                      Insurance Company, Dakota Farm Bureau, LLC and FB
                                      Bancorp.

Steve L. Baccus                     Farmer; President, Kansas Farm Bureau; Class B
Director                              Director, FBL Financial Group, Inc.; Director,
                                      EquiTrust Life Insurance Company and other
                                      affiliates of the foregoing; Chairman and Director,
                                      Farm Bureau Mutual Insurance Company.

Douglas L. Beckman                  Farmer
Director

William C. Bruins                   Farmer; President, Wisconsin Farm Bureau Federation.
Director

Al Christopherson                   Farmer; President, Minnesota Farm Bureau Federation;
Director                              Class B Director, FBL Financial Group, Inc.;
                                      Director, American Farm Bureau Federation and Farm
                                      Bureau Mutual Insurance Company.

Alan L. Foutz                       Farmer; President, Colorado Farm Bureau Federation and
Director                              Colorado Farm Bureau Mutual Insurance Company;
                                      Director, Western Agricultural Insurance Company,
                                      American Farm Bureau Insurance Services and Farm
                                      Bureau Bank.

Philip A. Hemesath                  Farmer.
Director

Craig D. Hill                       Farmer; President, CAPA Hill, Inc.; Director, Farm
Director                              Bureau Mutual Insurance Company.

Leland J. Hogan                     Farmer; President, Utah Farm Bureau, Hogan Brothers,
Director                              Inc. and L&B Development; Director, Farm Bureau Bank
                                      and Farm Bureau Mutual Insurance Company.

Daniel L. Johnson                   Farmer; District Director, Iowa Farm Bureau
Director                              Federation; Director, Farm Bureau Mutual Insurance
                                      Company.

G. Steven Kouplen                   Farmer; President, Oklahoma Farm Bureau Federation;
Director                              Director, American Farm Bureau Federation, Oklahoma
                                      Rural Electric Coop and Western Agricultural
                                      Insurance Company.

NAME AND POSITION
WITH THE COMPANY                    PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------------------   ------------------------------------------------------
David L. McClure                    Farmer; President, Montana Farm Bureau Federation;
Director                              Chairman and Director, Western Computer Services,
                                      Inc.; Vice President and Director, Mountain West
                                      Farm Bureau Mutual Insurance Company; Director,
                                      Western Agricultural Insurance Company.

Charles E. Norris                   Farmer; District Director, Iowa Farm Bureau Federation.
Director

Keith R. Olsen                      Farmer; President, Nebraska Farm Bureau Federation;
Director                              Director, American Farm Bureau Federation and other
                                      affiliates of the foregoing, Western Agricultural
                                      Insurance Company and Blue Cross/Blue Shield of
                                      Nebraska; Vice Chairman and Director, Farm Bureau
                                      Mutual Insurance Company.

Frank S. Priestley                  Farmer; President and Director, Idaho Farm Bureau
Director                              Federation and other affiliates of the foregoing;
                                      Director, Farm Bureau Bank, Western Agricultural
                                      Insurance Company and other affiliates of the
                                      foregoing; Class B Director, FBL Financial Group,
                                      Inc.

Kevin G. Rogers                     Farmer; President and Director, Arizona Farm Bureau
Director                              Federation and Western Agricultural Insurance
                                      Company; Director, Farm Bureau Mutual Insurance
                                      Company and other affiliates of the foregoing.

Scott E. VanderWal                  Farmer; Director, Farm Bureau Mutual Insurance Company.
Director

Michael S. White                    Farmer; President and Director, New Mexico Farm and
Director                              Livestock Bureau, Western Farm Bureau Mutual
                                      Insurance Company and Western Farm Insurance Agency;
                                      Vice President and Director, Western Agricultural
                                      Insurance Company; Director, Farm Bureau Mutual
                                      Insurance Company and other affiliates of the
                                      foregoing.

Craig A. Lang                       Dairy Farmer; Chairman and Class B Director, FBL
President and Director                Financial Group, Inc.; President and Director, Iowa
                                      Farm Bureau Federation and other affiliates of the
                                      foregoing and Farm Bureau Agricultural Business
                                      Corporation; Director, Farm Bureau Mutual Insurance
                                      Company and other affiliates of the foregoing.

Karen J. Henry                      Farmer; President and Director, Wyoming Farm Bureau
Vice President and Director           Federation and Mountain West Farm Bureau Mutual
                                      Insurance Company; Director, Western Agricultural
                                      Insurance Company; Vice Chairman and Director,
                                      Western Computer Services, Inc.

William J. Oddy                     Chief Executive Officer and Class A Director, FBL
Chief Executive Officer               Financial Group, Inc.

Jerry C. Downin                     Senior Vice President and Secretary-Treasurer, Iowa
Senior Vice President and             Farm Bureau Federation and other affiliates of the
Secretary-Treasurer                   foregoing; Senior Vice President,
                                      Secretary-Treasurer and Class B Director, FBL
                                      Financial Group, Inc.

Stephen M. Morain                   Senior Vice President and General Counsel, FBL
Senior Vice President and             Financial Group, Inc.
General Counsel

NAME AND POSITION
WITH THE COMPANY                    PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------------------   ------------------------------------------------------
JoAnn Rumelhart                     Executive Vice President - Farm Bureau Life, FBL
Executive Vice President              Financial Group, Inc.

James W. Noyce                      Chief Financial Officer and Chief Administrative
Chief Financial Officer and           Officer, FBL Financial Group, Inc.
Chief Administrative Officer

John M. Paule                       Chief Marketing Officer, Executive Vice President
Chief Marketing Officer               - EquiTrust Life; FBL Financial Group,Inc.

James P. Brannen                    Vice President - Finance, FBL Financial Group, Inc.
Vice President - Finance

Doug Gumm                           Vice President - Information Technology, FBL Financial
Vice President - Information          Group, Inc.
Technology

Barbara J. Moore                    Chief Operating Officer - P/C Cos., FBL Financial
Vice President                        Group, Inc.

Lou Ann Sandburg                    Vice President - Investments and Assistant Treasurer,
Vice President - Investments and      FBL Financial Group, Inc.
Assistant Treasurer

David T. Sebastian                  Vice President - Sales, FBL Financial Group, Inc.
Vice President - Sales

Bruce A. Trost                      Executive Vice President - Property Casualty Cos., FBL
Vice President                        Financial Group, Inc.

Dale Chuha                          Vice President - Business Relationships, FBL Financial
Vice President - Business             Group, Inc.
Relationships

Bob Gray                            Vice President - Agency Development and Training, FBL
Vice President - Agency               Financial Group, Inc.
Development and Training

Paul Grinvalds                      Vice President - Life Administration, FBL Financial
Vice President - Life                 Group, Inc.
Administration

David A. McNeill                    Vice President - Assistant General Counsel - Life, FBL
Vice President - Assistant            Financial Group, Inc.
General Counsel - Life

Dennis M. Marker                    Vice President - Investment Administration, FBL
Vice President - Investment           Financial Group, Inc.
Administration

James M. Mincks                     Vice President - Human Resources, FBL Financial Group,
Vice President - Human Resources      Inc.

NAME AND POSITION
WITH THE COMPANY                    PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------------------   ------------------------------------------------------
James A. Pugh                       Vice President - Assistant General Counsel - P/C, FBL
Vice President - Assistant            Financial Group, Inc.
General Counsel

Don Seibel                          Vice President - Accounting, FBL Financial Group, Inc.
Vice President - Accounting

Scott Shuck                         Vice President - Marketing Services, FBL Financial
Vice President - Marketing            Group, Inc.
Services

Robert A. Simons                    Vice President - Assistant General Counsel - Securities,
Vice President - Assistant            FBL Financial Group, Inc.
General Counsel - Securities

Jim Streck                          Vice President - Life Underwriting/Issue/Alliance
Vice President - Life                 Administration, FBL Financial Group, Inc.
Underwriting/Issue/Alliance
Administration

Lynn E. Wilson                      Vice President - Life Sales, FBL Financial Group, Inc.
Vice President - Life Sales

Jerry Banaka                        Operations Vice President - MRO, Farm Bureau Life
Operations Vice President - MRO       Insurance Company.

Laura Beebe                         Securities Vice President, FBL Financial Group, Inc.
Securities Vice President

Christopher G. Daniels              Life Product Development and Pricing Vice President,
Life Product Development and          FBL Financial Group, Inc.
Pricing Vice President,
Illustration Actuary

Jim Dawson                          Regional Sales Vice President, Farm Bureau Life
Regional Sales Vice President         Insurance Company.

Rich Duryea                         Regional Sales Vice President, Farm Bureau Life
Regional Sales Vice President         Insurance Company.

Charles T. Happel                   Securities Vice President, FBL Financial Group, Inc.
Securities Vice President

Ronnie G. Lee                       Regional Sales Vice President, Farm Bureau Life
Regional Sales Vice President         Insurance Company.

Randy McCracken                     Regional Sales Vice President, Farm Bureau Life
Regional Sales Vice President         Insurance Company.

John F. Mottet                      Regional Sales Vice President, Farm Bureau Life
Regional Sales Vice President         Insurance Company.

Kip Peters                          Enterprise Information Protection Vice President, FBL
Enterprise Information Protection     Financial Group, Inc.
Vice President

NAME AND POSITION
WITH THE COMPANY                    PRINCIPAL OCCUPATION LAST FIVE YEARS
---------------------------------   ------------------------------------------------------
Robert J. Rummelhart                Investment Vice President, FBL Financial Group, Inc.
Investment Vice President

Jan Sewright                        Insurance Accounting Vice President, FBL Financial
Insurance Accounting                  Group, Inc.
Vice President

Douglas V. Shelton                  Tax and Benefits Vice President, FBL Financial Group,
Tax and Benefits                      Inc.
Vice President

Roger PJ Soener                     Investment Vice President, Real Estate, FBL Financial
Investment Vice President,            Group, Inc.
Real Estate

Ronald R. Tryon                     Vice President, Farm Bureau Life Insurance Company.
Vice President

Blake D. Weber                      Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President

Cyrus S. Winters                    Agency Administration Vice President, FBL Financial
Agency Administration                 Group, Inc.
Vice President

Rod Bubke                           Life Financial Vice President and Appointed Actuary,
Life Financial Vice President and     Farm Bureau Life Insurance Company.
Appointed Actuary


LEGAL MATTERS


     Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

LEGAL PROCEEDINGS

     The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Policy.

EXPERTS


     The financial statements of the Variable Account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.


OTHER INFORMATION

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS


     The Variable Account's statements of assets and liabilities as of December 31, 2004 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein.


     The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Farm Bureau Life Variable Account, comprising the Ultra, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap, Franklin Small Cap Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, S&P MidCap 400 Index, NASDAQ 100 Index, Russell 2000 Small Cap Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2004, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2004, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.


                                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
March 18, 2005

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2004

                                                          AMERICAN CENTURY
                                                      VARIABLE PORTFOLIOS, INC.
                                                     -----------------------------
                                                        ULTRA           VISTA
                                                      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------
ASSETS
Investments in shares of mutual funds, at market     $     366,730   $     299,899

LIABILITIES                                                     --              --
                                                     -----------------------------
Net assets                                           $     366,730   $     299,899
                                                     =============================
NET ASSETS
Accumulation units                                   $     366,730   $     299,899
                                                     -----------------------------
Total net assets                                     $     366,730   $     299,899
                                                     =============================
Investments in shares of mutual funds, at cost       $     313,679   $     252,477
Shares of mutual fund owned                              36,095.51       22,380.53
Accumulation units outstanding                           31,475.76       23,036.35
Accumulation unit value                              $       11.65   $       13.02

SEE ACCOMPANYING NOTES.

                                                                            DREYFUS VARIABLE INVESTMENT FUND
                                                     -----------------------------------------------------------------------------
                                                                                                       DREYFUS
                                                                      DEVELOPING      DISCIPLINED      GROWTH &      INTERNATIONAL
                                                     APPRECIATION       LEADERS          STOCK          INCOME          EQUITY
                                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                     -----------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market     $     289,702   $     526,735   $     109,496   $     242,757   $     211,481

LIABILITIES                                                     --              --              --              --              --
                                                     -----------------------------------------------------------------------------
Net assets                                           $     289,702   $     526,735   $     109,496   $     242,757   $     211,481
                                                     =============================================================================
NET ASSETS
Accumulation units                                   $     289,702   $     526,735   $     109,496   $     242,757   $     211,481
                                                     -----------------------------------------------------------------------------
Total net assets                                     $     289,702   $     526,735   $     109,496   $     242,757   $     211,481
                                                     =============================================================================
Investments in shares of mutual funds, at cost       $     265,777   $     434,089   $      95,787   $     208,296   $     175,093
Shares of mutual fund owned                               8,146.84       12,677.14        5,231.53       11,343.79       14,727.11
Accumulation units outstanding                           26,807.36       41,407.98       10,234.04       22,898.78       13,668.35
Accumulation unit value                              $       10.81   $       12.72   $       10.70   $       10.60   $       15.47

                                                     DREYFUS
                                                    SOCIALLY        EQUITRUST
                                                   RESPONSIBLE      VARIABLE
                                                     GROWTH         INSURANCE
                                                    FUND, INC.     SERIES FUND
                                                  ------------------------------
                                                    SOCIALLY
                                                   RESPONSIBLE
                                                     GROWTH         BLUE CHIP
                                                   SUBACCOUNT       SUBACCOUNT
                                                  ------------------------------
ASSETS
Investments in shares of mutual funds, at market  $       97,323  $   42,045,659

LIABILITIES                                                   --              --
                                                  ------------------------------
Net assets                                        $       97,323  $   42,045,659
                                                  ==============================
NET ASSETS
Accumulation units                                $       97,323  $   42,045,659
                                                  ------------------------------
Total net assets                                  $       97,323  $   42,045,659
                                                  ==============================
Investments in shares of mutual funds, at cost    $       85,841  $   39,656,784
Shares of mutual fund owned                             3,883.61    1,195,497.83
Accumulation units outstanding                         10,219.23    1,018,092.22
Accumulation unit value                           $         9.52  $        41.30

SEE ACCOMPANYING NOTES.

                                                                      EQUITRUST VARIABLE INSURANCE SERIES FUND
                                                  -------------------------------------------------------------------------------
                                                    HIGH GRADE                        MONEY                            VALUE
                                                       BOND           MANAGED         MARKET      STRATEGIC YIELD      GROWTH
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market  $    8,444,176  $   41,021,249  $    1,095,263  $    11,300,982  $   36,770,273

LIABILITIES                                                   --              --              --               --              --
                                                  -------------------------------------------------------------------------------
Net assets                                        $    8,444,176  $   41,021,249  $    1,095,263  $    11,300,982  $   36,770,273
                                                  ===============================================================================
NET ASSETS
Accumulation units                                $    8,444,176  $   41,021,249  $    1,095,263  $    11,300,982  $   36,770,273
                                                  -------------------------------------------------------------------------------
Total net assets                                  $    8,444,176  $   41,021,249  $    1,095,263  $    11,300,982  $   36,770,273
                                                  ===============================================================================
Investments in shares of mutual funds, at cost    $    8,200,124  $   31,981,376  $    1,095,263  $    11,407,370  $   31,110,459
Shares of mutual fund owned                           813,504.43    2,617,820.60    1,095,262.98     1,206,081.30    2,832,840.74
Accumulation units outstanding                        310,857.97    1,097,580.93       70,528.86       339,425.90    1,431,884.51
Accumulation unit value                           $        27.16  $        37.37  $        15.53  $         33.29  $        25.68

                                                             FIDELITY
                                                        VARIABLE INSURANCE
                                                          PRODUCTS FUNDS
                                                  ------------------------------
                                                    CONTRAFUND        GROWTH
                                                    SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------
ASSETS
Investments in shares of mutual funds, at market  $    9,026,498  $   12,267,420

LIABILITIES                                                   --              --
                                                  ------------------------------
Net assets                                        $    9,026,498  $   12,267,420
                                                  ==============================
NET ASSETS
Accumulation units                                $    9,026,498  $   12,267,420
                                                  ------------------------------
Total net assets                                  $    9,026,498  $   12,267,420
                                                  ==============================
Investments in shares of mutual funds, at cost    $    7,746,094  $   14,445,334
Shares of mutual fund owned                           339,087.06      383,237.13
Accumulation units outstanding                        751,144.16    1,467,321.17
Accumulation unit value                           $        12.02  $         8.36

SEE ACCOMPANYING NOTES.

                                                                    FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                  ------------------------------------------------------------------------------
                                                     FIDELITY
                                                     GROWTH &
                                                      INCOME       HIGH INCOME       INDEX 500        MID-CAP        OVERSEAS
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market  $    4,325,447  $      306,216  $    9,421,165  $    1,039,138  $    3,029,010

LIABILITIES                                                   --              --              --              --              --
                                                  ------------------------------------------------------------------------------
Net assets                                        $    4,325,447  $      306,216  $    9,421,165  $    1,039,138  $    3,029,010
                                                  ==============================================================================
NET ASSETS
Accumulation units                                $    4,325,447  $      306,216  $    9,421,165  $    1,039,138  $    3,029,010
                                                  ------------------------------------------------------------------------------
Total net assets                                  $    4,325,447  $      306,216  $    9,421,165  $    1,039,138  $    3,029,010
                                                  ==============================================================================
Investments in shares of mutual funds, at cost    $    4,288,509  $      283,349  $    9,401,113  $      763,277  $    2,909,630
Shares of mutual fund owned                           310,959.49       44,314.85       68,393.21       34,777.04      172,888.72
Accumulation units outstanding                        463,302.05       21,165.93    1,030,955.11       65,268.78      290,923.44
Accumulation unit value                           $         9.34  $        14.47  $         9.14  $        15.92  $        10.41

                                                        FRANKLIN TEMPLETON
                                                        VARIABLE INSURANCE
                                                          PRODUCTS TRUST
                                                  ------------------------------
                                                     FRANKLIN        FRANKLIN
                                                    REAL ESTATE      SMALL CAP
                                                    SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------
ASSETS
Investments in shares of mutual funds, at market  $      487,184  $      355,942

LIABILITIES                                                   --              --
                                                  ------------------------------
Net assets                                        $      487,184  $      355,942
                                                  ==============================
NET ASSETS
Accumulation units                                $      487,184  $      355,942
                                                  ------------------------------
Total net assets                                  $      487,184  $      355,942
                                                  ==============================
Investments in shares of mutual funds, at cost    $      405,162  $      292,143
Shares of mutual fund owned                            15,978.48       18,319.20
Accumulation units outstanding                         29,161.69       30,136.76
Accumulation unit value                           $        16.71  $        11.81

SEE ACCOMPANYING NOTES.

                                                                   FRANKLIN TEMPLETON VARIABLE
                                                                    INSURANCE PRODUCTS TRUST
                                                  --------------------------------------------------------------
                                                    FRANKLIN
                                                    SMALL CAP                         MUTUAL        TEMPLETON
                                                      VALUE        FRANKLIN U.S.      SHARES          GROWTH
                                                    SECURITIES      GOVERNMENT      SECURITIES      SECURITIES
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  --------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market  $      371,276  $      578,122  $      300,100  $      362,401

LIABILITIES                                                   --              --              --              --
                                                  --------------------------------------------------------------
Net assets                                        $      371,276  $      578,122  $      300,100  $      362,401
                                                  ==============================================================
NET ASSETS
Accumulation units                                $      371,276  $      578,122  $      300,100  $      362,401
                                                  --------------------------------------------------------------
Total net assets                                  $      371,276  $      578,122  $      300,100  $      362,401
                                                  ==============================================================
Investments in shares of mutual funds, at cost    $      285,629  $      594,767  $      250,375  $      304,149
Shares of mutual fund owned                            23,723.74       45,025.07       18,034.88       28,246.41
Accumulation units outstanding                         20,912.57       51,531.23       23,698.84       26,961.63
Accumulation unit value                           $        17.75  $        11.22  $        12.66  $        13.44

                                                           J. P. MORGAN
                                                         SERIES TRUST II
                                                  -----------------------------
                                                     MID-CAP          SMALL
                                                      VALUE          COMPANY
                                                    SUBACCOUNT     SUBACCOUNT
                                                  -----------------------------
ASSETS
Investments in shares of mutual funds, at market  $      566,839  $     270,140

LIABILITIES                                                   --             --
                                                  -----------------------------
Net assets                                        $      566,839  $     270,140
                                                  =============================
NET ASSETS
Accumulation units                                $      566,839  $     270,140
                                                  -----------------------------
Total net assets                                  $      566,839  $     270,140
                                                  =============================
Investments in shares of mutual funds, at cost    $      437,029  $     203,298
Shares of mutual fund owned                            21,868.79      15,108.52
Accumulation units outstanding                         34,677.32      18,500.73
Accumulation unit value                           $        16.35  $       14.60

                                                          SUMMIT MUTUAL
                                                          FUNDS, INC.--
                                                         PINNACLE SERIES
                                                  ------------------------------
                                                                   RUSSELL 2000
                                                      NASDAQ         SMALL CAP
                                                     100 INDEX        INDEX
                                                    SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------
ASSETS
Investments in shares of mutual funds, at market  $      760,376  $      889,727

LIABILITIES                                                   --              --
                                                  ------------------------------
Net assets                                        $      760,376  $      889,727
                                                  ==============================
NET ASSETS
Accumulation units                                $      760,376  $      889,727
                                                  ------------------------------
Total net assets                                  $      760,376  $      889,727
                                                  ==============================
Investments in shares of mutual funds, at cost    $      611,167  $      701,300
Shares of mutual fund owned                            33,335.22       13,919.39
Accumulation units outstanding                         55,962.93       59,479.85
Accumulation unit value                           $        13.59  $        14.96

SEE ACCOMPANYING NOTES.

                                                     SUMMIT
                                                     MUTUAL
                                                   FUNDS, INC.--
                                                     PINNACLE
                                                      SERIES                    T. ROWE PRICE EQUITY SERIES, INC.
                                                  ------------------------------------------------------------------------------
                                                                                                                     PERSONAL
                                                    S&P MIDCAP        EQUITY          MID-CAP       NEW AMERICA      STRATEGY
                                                     400 INDEX        INCOME          GROWTH          GROWTH         BALANCED
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market  $      924,584  $      946,719  $    7,906,032  $    3,450,672  $    5,966,397

LIABILITIES                                                   --              --              --              --              --
                                                  ------------------------------------------------------------------------------
Net assets                                        $      924,584  $      946,719  $    7,906,032  $    3,450,672  $    5,966,397
                                                  ==============================================================================
NET ASSETS
Accumulation units                                $      924,584  $      946,719  $    7,906,032  $    3,450,672  $    5,966,397
                                                  ------------------------------------------------------------------------------
Total net assets                                  $      924,584  $      946,719  $    7,906,032  $    3,450,672  $    5,966,397
                                                  ==============================================================================
Investments in shares of mutual funds, at cost    $      743,325  $      788,041  $    5,997,002  $    3,411,937  $    5,089,108
Shares of mutual fund owned                            15,216.99       42,377.74      335,712.59      177,412.44      335,945.77
Accumulation units outstanding                         63,974.35       74,904.47      513,605.79      398,088.34      454,078.86
Accumulation unit value                           $        14.45  $        12.64  $        15.39  $         8.67  $        13.14

                                                  T. ROWE PRICE
                                                  INTERNATIONAL
                                                   SERIES, INC.
                                                  --------------
                                                  INTERNATIONAL
                                                      STOCK
                                                    SUBACCOUNT
                                                  --------------
ASSETS
Investments in shares of mutual funds, at market  $    1,575,395

LIABILITIES                                                   --
                                                  --------------
Net assets                                        $    1,575,395
                                                  ==============
NET ASSETS
Accumulation units                                $    1,575,395
                                                  --------------
Total net assets                                  $    1,575,395
                                                  ==============
Investments in shares of mutual funds, at cost    $    1,542,666
Shares of mutual fund owned                           117,216.87
Accumulation units outstanding                        168,543.74
Accumulation unit value                           $         9.35

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2004

                                                        AMERICAN CENTURY
                                                     VARIABLE PORTFOLIOS, INC.
                                                  ------------------------------
                                                      ULTRA           VISTA
                                                    SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------
Income:
   Dividends                                      $           --  $           --
Expenses:
   Mortality and expense risk                             (2,296)         (1,621)
                                                  ------------------------------
Net investment income (loss)                              (2,296)         (1,621)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares                61           2,954
   Realized gain distributions                                --              --
                                                  ------------------------------
Total realized gain (loss) on investments                     61           2,954

Change in unrealized appreciation/depreciation
   of investments                                         31,565          28,612
                                                  ------------------------------
Net increase (decrease) in net assets from
   operations                                     $       29,330  $       29,945
                                                  ==============================

SEE ACCOMPANYING NOTES.

                                                                        DREYFUS VARIABLE INVESTMENT FUND
                                                  ------------------------------------------------------------------------------
                                                                                                     DREYFUS
                                                                    DEVELOPING      DISCIPLINED      GROWTH &     INTERNATIONAL
                                                   APPRECIATION      LEADERS          STOCK           INCOME          EQUITY
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------------------------------------------------------
Income:
   Dividends                                      $        4,745  $          973  $        1,412  $        2,595  $        6,886
Expenses:
   Mortality and expense risk                             (2,047)         (3,679)           (790)         (1,728)         (1,195)
                                                  ------------------------------------------------------------------------------
Net investment income (loss)                               2,698          (2,706)            622             867           5,691

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares              (425)          1,188             136          (1,580)          2,126
   Realized gain distributions                                --              --              --              --              --
                                                  ------------------------------------------------------------------------------
Total realized gain (loss) on investments                   (425)          1,188             136          (1,580)          2,126

Change in unrealized appreciation/depreciation
   of investments                                          9,525          44,884           5,677          15,052          26,539
                                                  ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                     $       11,798  $       43,366  $        6,435  $       14,339  $       34,356
                                                  ==============================================================================

                                                     DREYFUS
                                                     SOCIALLY       EQUITRUST
                                                    RESPONSIBLE     VARIABLE
                                                      GROWTH        INSURANCE
                                                    FUND, INC.     SERIES FUND
                                                  ------------------------------
                                                     SOCIALLY
                                                    RESPONSIBLE
                                                      GROWTH        BLUE CHIP
                                                    SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------
Income:
   Dividends                                      $          144  $      590,511
Expenses:
   Mortality and expense risk                               (686)       (358,368)
                                                  ------------------------------
Net investment income (loss)                                (542)        232,143

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares              (258)        748,416
   Realized gain distributions                                --              --
                                                  ------------------------------
Total realized gain (loss) on investments                   (258)        748,416

Change in unrealized appreciation/depreciation
   of investments                                          5,664       1,067,017
                                                  ------------------------------
Net increase (decrease) in net assets from
   operations                                     $        4,864  $    2,047,576
                                                  ==============================

SEE ACCOMPANYING NOTES.

                                                                     EQUITRUST VARIABLE INSURANCE SERIES FUND
                                                  -------------------------------------------------------------------------------
                                                    HIGH GRADE                        MONEY                            VALUE
                                                       BOND          MANAGED          MARKET      STRATEGIC YIELD      GROWTH
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------------------------------------------------------
Income:
   Dividends                                      $      352,397  $      785,244  $        8,239  $       646,268  $      356,591
Expenses:
   Mortality and expense risk                            (73,031)       (349,438)        (10,104)         (97,130)       (306,274)
                                                  -------------------------------------------------------------------------------
Net investment income (loss)                             279,366         435,806          (1,865)         549,138          50,317

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares            15,729         353,401              --          (62,914)        (29,654)
   Realized gain distributions                            20,704              --              --               --              --
                                                  -------------------------------------------------------------------------------
Total realized gain (loss) on investments                 36,433         353,401              --          (62,914)        (29,654)

Change in unrealized appreciation/depreciation
   of investments                                        (43,802)      2,120,276              --          344,868       3,491,667
                                                  -------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                     $      271,997  $    2,909,483  $       (1,865) $       831,092  $    3,512,330
                                                  ===============================================================================

                                                             FIDELITY
                                                        VARIABLE INSURANCE
                                                          PRODUCTS FUNDS
                                                  ------------------------------
                                                    CONTRAFUND        GROWTH
                                                    SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------
Income:
   Dividends                                      $       25,579  $       28,636
Expenses:
   Mortality and expense risk                            (71,116)       (102,186)
                                                  ------------------------------
Net investment income (loss)                             (45,537)        (73,550)

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares           (34,770)       (309,006)
   Realized gain distributions                                --              --
                                                  ------------------------------
Total realized gain (loss) on investments                (34,770)       (309,006)

Change in unrealized appreciation/depreciation
   of investments                                      1,198,122         689,920
                                                  ------------------------------
Net increase (decrease) in net assets from
   operations                                     $    1,117,815  $      307,364
                                                  ==============================

SEE ACCOMPANYING NOTES.

                                                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                  ------------------------------------------------------------------------------
                                                     FIDELITY
                                                     GROWTH &
                                                      INCOME       HIGH INCOME      INDEX 500        MID-CAP         OVERSEAS
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  ------------------------------------------------------------------------------
Income:
   Dividends                                      $       33,401  $       11,421  $      104,547  $           --  $       29,039
Expenses:
   Mortality and expense risk                            (35,738)         (1,843)        (75,994)         (6,377)        (23,673)
                                                  ------------------------------------------------------------------------------
Net investment income (loss)                              (2,337)          9,578          28,553          (6,377)          5,366

Realized gain (loss) on investments:
   Realized gain (loss) on sale of fund shares           (52,241)          3,431         (56,487)         14,849         (71,961)
   Realized gain distributions                                --              --              --              --              --
                                                  ------------------------------------------------------------------------------
Total realized gain (loss) on investments                (52,241)          3,431         (56,487)         14,849         (71,961)

Change in unrealized appreciation/depreciation
   of investments                                        255,016           6,508         846,758         166,886         404,149
                                                  ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                     $      200,438  $       19,517  $      818,824  $      175,358  $      337,554
                                                  ==============================================================================

                                                         FRANKLIN TEMPLETON
                                                         VARIABLE INSURANCE
                                                           PRODUCTS TRUST
                                                    -----------------------------
                                                      FRANKLIN        FRANKLIN
                                                     REAL ESTATE      SMALL CAP
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $       4,077   $          --
Expenses:
  Mortality and expense risk                               (2,141)         (2,356)
                                                    -----------------------------
Net investment income (loss)                                1,936          (2,356)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               2,321             912
  Realized gain distributions                                 308              --
                                                    -----------------------------
Total realized gain (loss) on investments                   2,629             912

Change in unrealized appreciation/depreciation
  of investments                                           77,157          31,806
                                                    -----------------------------
Net increase (decrease) in net assets from
  operations                                        $      81,722   $      30,362
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                                     FRANKLIN TEMPLETON VARIABLE
                                                                      INSURANCE PRODUCTS TRUST
                                                    -------------------------------------------------------------
                                                      FRANKLIN
                                                      SMALL CAP                        MUTUAL        TEMPLETON
                                                        VALUE       FRANKLIN U.S.      SHARES          GROWTH
                                                     SECURITIES      GOVERNMENT      SECURITIES      SECURITIES
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -------------------------------------------------------------
Income:
  Dividends                                         $         422   $      27,191   $       1,779   $       2,780
Expenses:
  Mortality and expense risk                               (2,160)         (4,845)         (2,134)         (2,143)
                                                    -------------------------------------------------------------
Net investment income (loss)                               (1,738)         22,346            (355)            637

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               1,501            (607)            978             617
  Realized gain distributions                                  --              --              --              --
                                                    -------------------------------------------------------------
Total realized gain (loss) on investments                   1,501            (607)            978             617

Change in unrealized appreciation/depreciation
  of investments                                           56,212          (7,580)         27,955          37,849
                                                    -------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                        $      55,975   $      14,159   $      28,578   $      39,103
                                                    =============================================================

                                                            J. P. MORGAN
                                                           SERIES TRUST II
                                                    -----------------------------
                                                       MID-CAP         SMALL
                                                        VALUE         COMPANY
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $       1,191   $          --
Expenses:
  Mortality and expense risk                               (3,750)         (1,589)
                                                    -----------------------------
Net investment income (loss)                               (2,559)         (1,589)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              10,111           1,548
  Realized gain distributions                               2,050              --
                                                    -----------------------------
Total realized gain (loss) on investments                  12,161           1,548

Change in unrealized appreciation/depreciation
  of investments                                           70,434          46,776
                                                    -----------------------------
Net increase (decrease) in net assets from
  operations                                        $      80,036   $      46,735
                                                    =============================

                                                            SUMMIT MUTUAL
                                                            FUNDS, INC.--
                                                           PINNACLE SERIES
                                                    -----------------------------
                                                                    RUSSELL 2000
                                                       NASDAQ         SMALL CAP
                                                     100 INDEX         INDEX
                                                     SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------
Income:
  Dividends                                         $          --   $         944
Expenses:
  Mortality and expense risk                               (5,180)         (5,531)
                                                    -----------------------------
Net investment income (loss)                               (5,180)         (4,587)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 622           5,225
  Realized gain distributions                                  --              --
                                                    -----------------------------
Total realized gain (loss) on investments                     622           5,225

Change in unrealized appreciation/depreciation
  of investments                                           68,490         113,345
                                                    -----------------------------
Net increase (decrease) in net assets from
  operations                                        $      63,932   $     113,983
                                                    =============================

SEE ACCOMPANYING NOTES.

                                                       SUMMIT
                                                       MUTUAL
                                                    FUNDS, INC.--
                                                      PINNACLE
                                                       SERIES                   T. ROWE PRICE EQUITY SERIES, INC.
                                                    -----------------------------------------------------------------------------
                                                                                                                      PERSONAL
                                                     S&P MIDCAP        EQUITY          MID-CAP       NEW AMERICA      STRATEGY
                                                     400 INDEX         INCOME          GROWTH          GROWTH         BALANCED
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -----------------------------------------------------------------------------
Income:
  Dividends                                         $       1,345   $      12,258   $          --   $       1,767   $     109,760
Expenses:
  Mortality and expense risk                               (5,652)         (6,528)        (62,367)        (27,470)        (47,657)
                                                    -----------------------------------------------------------------------------
Net investment income (loss)                               (4,307)          5,730         (62,367)        (25,703)         62,103

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               4,868           1,342          84,486         (63,716)         13,473
  Realized gain distributions                                  --          19,053              --              --          23,221
                                                    -----------------------------------------------------------------------------
Total realized gain (loss) on investments                   4,868          20,395          84,486         (63,716)         36,694

Change in unrealized appreciation/depreciation
  of investments                                          104,666          81,040       1,136,738         392,655         518,944
                                                    -----------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                        $     105,227   $     107,165   $   1,158,857   $     303,236   $     617,741
                                                    =============================================================================

                                                    T. ROWE PRICE
                                                    INTERNATIONAL
                                                    SERIES, INC.
                                                    -------------
                                                    INTERNATIONAL
                                                        STOCK
                                                     SUBACCOUNT
                                                    -------------
Income:
  Dividends                                         $      16,233
Expenses:
  Mortality and expense risk                              (12,349)
                                                    -------------
Net investment income (loss)                                3,884

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (44,320)
  Realized gain distributions                                  --
                                                    -------------
Total realized gain (loss) on investments                 (44,320)

Change in unrealized appreciation/depreciation
  of investments                                          216,399
                                                    -------------
Net increase (decrease) in net assets from
  operations                                        $     175,963
                                                    =============

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           AMERICAN CENTURY
                                                                       VARIABLE PORTFOLIOS, INC.
                                                                    ------------------------------
                                                                          ULTRA SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (2,296)   $      (1,121)
   Net realized gain (loss) on investments                                     61           (1,973)
   Change in unrealized appreciation/depreciation of investments           31,565           31,536
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      29,330           28,442

Contract transactions:
   Transfers of net premiums                                              125,620           63,465
   Transfers of surrenders and death benefits                              (6,140)          (2,942)
   Transfers of policy loans                                               (9,341)          (1,623)
   Transfers of cost of insurance and other charges                       (37,579)         (18,887)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        78,517           37,544
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
   transactions                                                           151,077           77,557
                                                                    ------------------------------
Total increase (decrease) in net assets                                   180,407          105,999
Net assets at beginning of period                                         186,323           80,324
                                                                    ------------------------------

Net assets at end of period                                         $     366,730    $     186,323
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                          AMERICAN CENTURY
                                                                       VARIABLE PORTFOLIOS, INC.
                                                                    ------------------------------
                                                                           VISTA SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                         2004           2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (1,621)   $        (654)
   Net realized gain (loss) on investments                                  2,954             (279)
   Change in unrealized appreciation/depreciation of investments           28,612           27,082
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      29,945           26,149

Contract transactions:
   Transfers of net premiums                                               94,278           36,530
   Transfers of surrenders and death benefits                              (5,452)          (6,889)
   Transfers of policy loans                                               (5,652)            (567)
   Transfers of cost of insurance and other charges                       (28,757)         (12,776)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       106,071           16,686
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
   transactions                                                           160,488           32,984
                                                                    ------------------------------
Total increase (decrease) in net assets                                   190,433           59,133
Net assets at beginning of period                                         109,466           50,333
                                                                    ------------------------------

Net assets at end of period                                         $     299,899    $     109,466
                                                                    ==============================

                                                                                 DREYFUS VARIABLE INVESTMENT FUND
                                                                    --------------------------------------------------------------
                                                                                                       DEVELOPING LEADERS
                                                                       APPRECIATION SUBACCOUNT             SUBACCOUNT
                                                                    --------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                                        2004             2003            2004            2003
                                                                    --------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       2,698    $       1,143  $      (2,706)   $      (1,853)
   Net realized gain (loss) on investments                                   (425)          (2,388)         1,188           (1,200)
   Change in unrealized appreciation/depreciation of investments            9,525           28,523         44,884           65,398
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets from operations                      11,798           27,278         43,366           62,345

Contract transactions:
   Transfers of net premiums                                              120,139           43,064        171,215          118,484
   Transfers of surrenders and death benefits                              (4,511)          (1,042)       (15,354)          (4,107)
   Transfers of policy loans                                               (4,411)          (4,655)       (10,042)          (7,190)
   Transfers of cost of insurance and other charges                       (24,772)         (15,936)       (58,108)         (37,884)
   Transfers between subaccounts, including Declared Interest
      Option account                                                        4,754           35,588         72,999           45,915
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                                            91,199           57,019        160,710          115,218
                                                                    --------------------------------------------------------------
Total increase (decrease) in net assets                                   102,997           84,297        204,076          177,563
Net assets at beginning of period                                         186,705          102,408        322,659          145,096
                                                                    --------------------------------------------------------------

Net assets at end of period                                         $     289,702    $     186,705  $     526,735    $     322,659
                                                                    ==============================================================

                                                                          DREYFUS VARIABLE
                                                                          INVESTMENT FUND
                                                                    ------------------------------
                                                                         DISCIPLINED STOCK
                                                                            SUBACCOUNT
                                                                    ------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $         622    $          91
   Net realized gain (loss) on investments                                    136           (1,052)
   Change in unrealized appreciation/depreciation of investments            5,677           11,343
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                       6,435           10,382

Contract transactions:
   Transfers of net premiums                                               38,404           27,831
   Transfers of surrenders and death benefits                              (1,139)          (1,256)
   Transfers of policy loans                                                 (767)            (939)
   Transfers of cost of insurance and other charges                       (12,725)          (8,677)
   Transfers between subaccounts, including Declared Interest
     Option account                                                         6,464           17,690
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
   transactions                                                            30,237           34,649
                                                                    ------------------------------
Total increase (decrease) in net assets                                    36,672           45,031
Net assets at beginning of period                                          72,824           27,793
                                                                    ------------------------------

Net assets at end of period                                         $     109,496    $      72,824
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                                     DREYFUS VARIABLE INVESTMENT FUND
                                                                    ---------------------------------------------------------------
                                                                       DREYFUS GROWTH & INCOME           INTERNATIONAL EQUITY
                                                                              SUBACCOUNT                      SUBACCOUNT
                                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                                       2004              2003            2004             2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $         867    $         (18)  $       5,691    $       1,606
   Net realized gain (loss) on investments                                 (1,580)          (3,464)          2,126             (736)
   Change in unrealized appreciation/depreciation of investments           15,052           32,322          26,539           12,517
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                      14,339           28,840          34,356           13,387

Contract transactions:
   Transfers of net premiums                                               92,758           63,192          70,228           26,674
   Transfers of surrenders and death benefits                             (12,266)          (7,640)         (3,842)          (2,208)
   Transfers of policy loans                                               (2,591)          (3,914)         (3,293)            (787)
   Transfers of cost of insurance and other charges                       (27,033)         (22,048)        (16,235)          (8,029)
   Transfers between subaccounts, including Declared Interest
      Option account                                                       18,340           15,064          74,799            4,838
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                                            69,208           44,654         121,657           20,488
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                    83,547           73,494         156,013           33,875
Net assets at beginning of period                                         159,210           85,716          55,468           21,593
                                                                    ---------------------------------------------------------------
Net assets at end of period                                         $     242,757    $     159,210   $     211,481    $      55,468
                                                                    ===============================================================

                                                                          DREYFUS SOCIALLY
                                                                         RESPONSIBLE GROWTH
                                                                             FUND, INC.
                                                                    ------------------------------
                                                                        SOCIALLY RESPONSIBLE
                                                                         GROWTH SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $        (542)   $        (386)
   Net realized gain (loss) on investments                                   (258)          (2,092)
   Change in unrealized appreciation/depreciation of investments            5,664           12,458
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                       4,864            9,980

Contract transactions:
   Transfers of net premiums                                               32,877           21,568
   Transfers of surrenders and death benefits                              (1,090)            (840)
   Transfers of policy loans                                                 (406)            (115)
   Transfers of cost of insurance and other charges                       (10,138)          (7,354)
   Transfers between subaccounts, including Declared Interest
     Option account                                                         8,276            4,747
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                             29,519           18,006
                                                                    ------------------------------
Total increase (decrease) in net assets                                    34,383           27,986
Net assets at beginning of period                                          62,940           34,954
                                                                    ------------------------------

Net assets at end of period                                         $      97,323    $      62,940
                                                                    ==============================

                                                                          EQUITRUST VARIABLE
                                                                         INSURANCE SERIES FUND
                                                                    ------------------------------
                                                                         BLUE CHIP SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                         2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     232,143    $     211,668
   Net realized gain (loss) on investments                                748,416          431,990
   Change in unrealized appreciation/depreciation of investments        1,067,017        7,062,544
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                   2,047,576        7,706,202

Contract transactions:
   Transfers of net premiums                                            6,566,846        6,825,397
   Transfers of surrenders and death benefits                          (1,766,580)      (1,473,539)
   Transfers of policy loans                                             (586,495)        (466,823)
   Transfers of cost of insurance and other charges                    (3,453,570)      (3,415,378)
   Transfers between subaccounts, including Declared Interest
     Option account                                                      (315,079)        (399,745)
                                                                    ------------------------------
Net increase (decrease) in net assets from contract transactions          445,122        1,069,912
                                                                    ------------------------------
Total increase (decrease) in net assets                                 2,492,698        8,776,114
Net assets at beginning of period                                      39,552,961       30,776,847
                                                                    ------------------------------

Net assets at end of period                                         $  42,045,659    $  39,552,961
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                              EQUITRUST VARIABLE INSURANCE SERIES FUND
                                                                    ---------------------------------------------------------------
                                                                       HIGH GRADE BOND SUBACCOUNT           MANAGED SUBACCOUNT
                                                                    ---------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                         2004              2003          2004            2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     279,366    $     275,461   $     435,806    $     574,025
   Net realized gain (loss) on investments                                 36,433           60,502         353,401          154,359
   Change in unrealized appreciation/depreciation of investments          (43,802)           1,483       2,120,276        6,135,406
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                     271,997          337,446       2,909,483        6,863,790

Contract transactions:
   Transfers of net premiums                                            1,261,428        1,155,394       4,180,655        4,232,749
   Transfers of surrenders and death benefits                            (263,510)        (281,765)     (1,223,171)      (1,272,277)
   Transfers of policy loans                                             (100,015)         (90,772)       (417,056)        (314,531)
   Transfers of cost of insurance and other charges                      (729,144)        (707,590)     (3,055,022)      (3,008,532)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       135,855          191,369         145,684          (32,835)
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract transactions          304,614          266,636        (368,910)        (395,426)
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                   576,611          604,082       2,540,573        6,468,364
Net assets at beginning of period                                       7,867,565        7,263,483      38,480,676       32,012,312
                                                                    ---------------------------------------------------------------

Net assets at end of period                                         $   8,444,176    $   7,867,565   $  41,021,249    $  38,480,676
                                                                    ===============================================================

                                                                    EQUITRUST VARIABLE INSURANCE
                                                                             SERIES FUND
                                                                    ------------------------------
                                                                      MONEY MARKET SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (1,865)   $      (4,215)
   Net realized gain (loss) on investments                                     --               --
   Change in unrealized appreciation/depreciation of investments               --               --
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      (1,865)          (4,215)

Contract transactions:
   Transfers of net premiums                                              293,486          376,491
   Transfers of surrenders and death benefits                             (32,592)         (66,337)
   Transfers of policy loans                                              (19,179)         (18,230)
   Transfers of cost of insurance and other charges                      (132,340)        (145,374)
   Transfers between subaccounts, including Declared Interest
     Option account                                                      (179,434)        (195,195)
                                                                    ------------------------------
Net increase (decrease) in net assets from contract transactions          (70,059)         (48,645)
                                                                    ------------------------------
Total increase (decrease) in net assets                                   (71,924)         (52,860)
Net assets at beginning of period                                       1,167,187        1,220,047
                                                                    ------------------------------

Net assets at end of period                                         $   1,095,263    $   1,167,187
                                                                    ==============================

                                                                          EQUITRUST VARIABLE
                                                                        INSURANCE SERIES FUND
                                                                    ------------------------------
                                                                      STRATEGIC YIELD SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                         2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     549,138    $     606,203
   Net realized gain (loss) on investments                                (62,914)         (75,099)
   Change in unrealized appreciation/depreciation of investments          344,868          498,209
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     831,092        1,029,313

Contract transactions:
   Transfers of net premiums                                            1,362,264        1,327,128
   Transfers of surrenders and death benefits                            (380,602)        (310,330)
   Transfers of policy loans                                             (151,057)         (98,237)
   Transfers of cost of insurance and other charges                      (902,318)        (900,345)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       131,058          (59,307)
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                             59,345          (41,091)
                                                                    ------------------------------
Total increase (decrease) in net assets                                   890,437          988,222
Net assets at beginning of period                                      10,410,545        9,422,323
                                                                    ------------------------------

Net assets at end of period                                         $  11,300,982    $  10,410,545
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                         EQUITRUST VARIABLE
                                                                        INSURANCE SERIES FUND
                                                                    ------------------------------
                                                                        VALUE GROWTH SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      50,317    $     145,146
   Net realized gain (loss) on investments                                (29,654)        (292,044)
   Change in unrealized appreciation/depreciation of investments        3,491,667        7,790,967
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                   3,512,330        7,644,069

Contract transactions:
   Transfers of net premiums                                            4,174,126        4,284,752
   Transfers of surrenders and death benefits                          (1,261,567)        (991,057)
   Transfers of policy loans                                             (329,912)        (313,395)
   Transfers of cost of insurance and other charges                    (2,773,109)      (2,660,278)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       (69,909)        (256,378)
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                           (260,371)          63,644
                                                                    ------------------------------
Total increase (decrease) in net assets                                 3,251,959        7,707,713
Net assets at beginning of period                                      33,518,314       25,810,601
                                                                    ------------------------------

Net assets at end of period                                         $  36,770,273    $  33,518,314
                                                                    ==============================


                                                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                                    ---------------------------------------------------------------
                                                                        CONTRAFUND SUBACCOUNT             GROWTH SUBACCOUNT
                                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31          YEAR ENDED DECEMBER 31
                                                                         2004             2003            2004            2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     (45,537)   $     (27,819)  $     (73,550)   $     (57,721)
   Net realized gain (loss) on investments                                (34,770)         (82,951)       (309,006)        (356,983)
   Change in unrealized appreciation/depreciation of investments        1,198,122        1,643,945         689,920        2,925,851
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                   1,117,815        1,533,175         307,364        2,511,147

Contract transactions:
   Transfers of net premiums                                            1,641,254        1,595,910       2,812,979        2,848,518
   Transfers of surrenders and death benefits                            (311,481)        (225,861)       (539,477)        (349,213)
   Transfers of policy loans                                             (151,998)        (126,807)       (172,444)        (151,048)
   Transfers of cost of insurance and other charges                      (763,438)        (719,396)     (1,141,291)      (1,105,433)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       154,771            1,237         (30,891)         (57,457)
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            569,108          525,083         928,876        1,185,367
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                 1,686,923        2,058,258       1,236,240        3,696,514
Net assets at beginning of period                                       7,339,575        5,281,317      11,031,180        7,334,666
                                                                    ---------------------------------------------------------------

Net assets at end of period                                         $   9,026,498    $   7,339,575   $  12,267,420    $  11,031,180
                                                                    ===============================================================

                                                                         FIDELITY VARIABLE
                                                                            INSURANCE
                                                                          PRODUCTS FUNDS
                                                                    ------------------------------
                                                                      FIDELITY GROWTH & INCOME
                                                                            SUBACCOUNT
                                                                    ------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (2,337)   $       7,680
   Net realized gain (loss) on investments                                (52,241)         (78,740)
   Change in unrealized appreciation/depreciation of investments          255,016          743,725
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     200,438          672,665

Contract transactions:
   Transfers of net premiums                                              924,961          894,639
   Transfers of surrenders and death benefits                            (174,083)        (164,678)
   Transfers of policy loans                                              (72,745)         (50,201)
   Transfers of cost of insurance and other charges                      (400,576)        (395,533)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        24,243           21,240
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            301,800          305,467
                                                                    ------------------------------
Total increase (decrease) in net assets                                   502,238          978,132
Net assets at beginning of period                                       3,823,209        2,845,077
                                                                    ------------------------------

Net assets at end of period                                         $   4,325,447    $   3,823,209
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                                    ---------------------------------------------------------------
                                                                        HIGH INCOME SUBACCOUNT           INDEX 500 SUBACCOUNT
                                                                    ---------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                                       2004              2003          2004                 2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       9,578    $       3,494   $      28,553    $      31,493
   Net realized gain (loss) on investments                                  3,431              (33)        (56,487)        (102,819)
   Change in unrealized appreciation/depreciation of investments            6,508           15,288         846,758        1,700,117
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                      19,517           18,749         818,824        1,628,791

Contract transactions:
   Transfers of net premiums                                              122,099           70,685       1,933,081        1,926,711
   Transfers of surrenders and death benefits                              (2,532)          (3,585)       (403,651)        (246,764)
   Transfers of policy loans                                               (3,018)          (3,921)       (108,408)        (101,491)
   Transfers of cost of insurance and other charges                       (41,977)         (20,888)       (846,613)        (800,592)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        74,321           28,625          78,915           15,552
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            148,893           70,916         653,324          793,416
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                   168,410           89,665       1,472,148        2,422,207
Net assets at beginning of period                                         137,806           48,141       7,949,017        5,526,810
                                                                    ---------------------------------------------------------------

Net assets at end of period                                         $     306,216    $     137,806   $   9,421,165    $   7,949,017
                                                                    ===============================================================

                                                                      FIDELITY VARIABLE INSURANCE
                                                                             PRODUCTS FUNDS
                                                                    ------------------------------
                                                                          MID-CAP SUBACCOUNT
                                                                    ------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                       2004                2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (6,377)   $      (2,295)
   Net realized gain (loss) on investments                                 14,849             (327)
   Change in unrealized appreciation/depreciation of investments          166,886          123,131
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     175,358          120,509

Contract transactions:
   Transfers of net premiums                                              318,841          189,531
   Transfers of surrenders and death benefits                             (18,663)          (8,559)
   Transfers of policy loans                                              (13,113)          (6,899)
   Transfers of cost of insurance and other charges                       (96,864)         (58,832)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       156,918           54,691
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            347,119          169,932
                                                                    ------------------------------
Total increase (decrease) in net assets                                   522,477          290,441
Net assets at beginning of period                                         516,661          226,220
                                                                    ------------------------------

Net assets at end of period                                         $   1,039,138    $     516,661
                                                                    ==============================

                                                                        FIDELITY VARIABLE
                                                                            INSURANCE
                                                                          PRODUCTS FUNDS
                                                                    ------------------------------
                                                                        OVERSEAS SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                         2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       5,366    $      (2,409)
   Net realized gain (loss) on investments                                (71,961)        (108,579)
   Change in unrealized appreciation/depreciation of investments          404,149          830,738
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     337,554          719,750

Contract transactions:
   Transfers of net premiums                                              563,283          545,524
   Transfers of surrenders and death benefits                            (102,527)         (58,836)
   Transfers of policy loans                                              (47,476)         (38,981)
   Transfers of cost of insurance and other charges                      (240,927)        (215,784)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        25,425          (20,329)
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            197,778          211,594
                                                                    ------------------------------
Total increase (decrease) in net assets                                   535,332          931,344
Net assets at beginning of period                                       2,493,678        1,562,334
                                                                    ------------------------------

Net assets at end of period                                         $   3,029,010    $   2,493,678
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                         FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                                    ---------------------------------------------------------------
                                                                        FRANKLIN REAL ESTATE              FRANKLIN SMALL CAP
                                                                             SUBACCOUNT                       SUBACCOUNT
                                                                    ---------------------------------------------------------------
                                                                                      PERIOD FROM
                                                                                      MAY 1, 2003
                                                                                   (DATE OPERATIONS
                                                                                      COMMENCED)
                                                                      YEAR ENDED       THROUGH
                                                                     DECEMBER 31,     DECEMBER 31,       YEAR ENDED DECEMBER 31
                                                                        2004             2003            2004            2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       1,936    $        (111)  $      (2,356)   $      (1,070)
   Net realized gain (loss) on investments                                  2,629              897             912           (2,487)
   Change in unrealized appreciation/depreciation of investments           77,157            4,865          31,806           42,864
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                      81,722            5,651          30,362           39,307

Contract transactions:
   Transfers of net premiums                                              134,781           29,433         116,505           76,521
   Transfers of surrenders and death benefits                              (1,728)              --          (8,005)          (6,314)
   Transfers of policy loans                                               (2,954)             (42)         (7,134)          (2,333)
   Transfers of cost of insurance and other charges                       (36,857)          (2,861)        (41,307)         (21,846)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       232,038           48,001          74,113           26,322
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            325,280           74,531         134,172           72,350
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                   407,002           80,182         164,534          111,657
Net assets at beginning of period                                          80,182               --         191,408           79,751
                                                                    ---------------------------------------------------------------

Net assets at end of period                                         $     487,184    $      80,182   $     355,942    $     191,408
                                                                    ===============================================================

                                                                     FRANKLIN TEMPLETON VARIABLE
                                                                        INSURANCE PRODUCTS TRUST
                                                                    ------------------------------
                                                                      FRANKLIN SMALL CAP VALUE
                                                                        SECURITIES SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004              2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (1,738)   $        (792)
   Net realized gain (loss) on investments                                  1,501             (636)
   Change in unrealized appreciation/depreciation of investments           56,212           36,746
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      55,975           35,318

Contract transactions:
   Transfers of net premiums                                               98,389           59,670
   Transfers of surrenders and death benefits                              (4,137)          (4,047)
   Transfers of policy loans                                               (4,518)            (685)
   Transfers of cost of insurance and other charges                       (33,966)         (22,038)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        87,790           18,733
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            143,558           51,633
                                                                    ------------------------------
Total increase (decrease) in net assets                                   199,533           86,951
Net assets at beginning of period                                         171,743           84,792
                                                                    ------------------------------

Net assets at end of period                                         $     371,276    $     171,743
                                                                    ==============================

                                                                          FRANKLIN TEMPLETON
                                                                          VARIABLE INSURANCE
                                                                            PRODUCTS TRUST
                                                                    ------------------------------
                                                                        FRANKLIN U.S. GOVERNMENT
                                                                               SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                         2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      22,346    $      19,463
   Net realized gain (loss) on investments                                   (607)            (230)
   Change in unrealized appreciation/depreciation of investments           (7,580)         (14,319)
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      14,159            4,914

Contract transactions:
   Transfers of net premiums                                              150,894          158,376
   Transfers of surrenders and death benefits                             (21,101)          (9,281)
   Transfers of policy loans                                               (7,604)          (2,333)
   Transfers of cost of insurance and other charges                       (64,999)         (56,909)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       (14,760)         185,785
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                             42,430          275,638
                                                                    ------------------------------
Total increase (decrease) in net assets                                    56,589          280,552
Net assets at beginning of period                                         521,533          240,981
                                                                    ------------------------------

Net assets at end of period                                         $     578,122    $     521,533
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                           FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                                    ---------------------------------------------------------------
                                                                     MUTUAL SHARES SECURITIES         TEMPLETON GROWTH SECURITIES
                                                                            SUBACCOUNT                        SUBACCOUNT
                                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31         YEAR ENDED DECEMBER 31
                                                                        2004             2003            2004            2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $        (355)   $         113   $         637    $         550
   Net realized gain (loss) on investments                                    978           (1,554)            617           (3,388)
   Change in unrealized appreciation/depreciation of investments           27,955           32,148          37,849           28,645
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                      28,578           30,707          39,103           25,807

Contract transactions:
   Transfers of net premiums                                               87,079           58,829         122,608           51,075
   Transfers of surrenders and death benefits                              (6,552)          (5,880)         (3,662)          (2,058)
   Transfers of policy loans                                               (2,963)          (3,777)         (5,208)          (1,575)
   Transfers of cost of insurance and other charges                       (29,530)         (20,388)        (27,454)         (14,802)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        39,269           25,775         108,838           21,336
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                             87,303           54,559         195,122           53,976
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                   115,881           85,266         234,225           79,783
Net assets at beginning of period                                         184,219           98,953         128,176           48,393
                                                                    ---------------------------------------------------------------

Net assets at end of period                                         $     300,100    $     184,219   $     362,401    $     128,176
                                                                    ===============================================================

                                                                     J. P. MORGAN SERIES TRUST II
                                                                    ------------------------------
                                                                      MID-CAP VALUE SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (2,559)   $      (1,258)
   Net realized gain (loss) on investments                                 12,161            1,307
   Change in unrealized appreciation/depreciation of investments           70,434           58,882
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      80,036           58,931

Contract transactions:
   Transfers of net premiums                                              169,825           88,343
   Transfers of surrenders and death benefits                             (14,175)          (2,975)
   Transfers of policy loans                                              (11,860)          (2,577)
   Transfers of cost of insurance and other charges                       (51,401)         (32,378)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        69,581           62,858
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            161,970          113,271
                                                                    ------------------------------
Total increase (decrease) in net assets                                   242,006          172,202
Net assets at beginning of period                                         324,833          152,631
                                                                    ------------------------------

Net assets at end of period                                         $     566,839    $     324,833
                                                                    ==============================

                                                                           J. P. MORGAN
                                                                          SERIES TRUST II
                                                                    ------------------------------
                                                                          SMALL COMPANY
                                                                            SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                         2004            2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (1,589)   $        (742)
   Net realized gain (loss) on investments                                  1,548             (788)
   Change in unrealized appreciation/depreciation of investments           46,776           28,940
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                      46,735           27,410

Contract transactions:
   Transfers of net premiums                                               82,587           48,794
   Transfers of surrenders and death benefits                              (4,334)          (1,537)
   Transfers of policy loans                                               (2,137)            (665)
   Transfers of cost of insurance and other charges                       (25,379)         (15,295)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        41,918           16,981
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                             92,655           48,278
                                                                    ------------------------------
Total increase (decrease) in net assets                                   139,390           75,688
Net assets at beginning of period                                         130,750           55,062
                                                                    ------------------------------

Net assets at end of period                                         $     270,140    $     130,750
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                               SUMMIT MUTUAL FUNDS, INC.--PINNACLE SERIES
                                                                    ---------------------------------------------------------------
                                                                       NASDAQ 100 INDEX SUBACCOUNT    RUSSELL 2000 SMALL CAP INDEX
                                                                    ---------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                                        2004             2003            2004             2003
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (5,180)   $      (2,532)  $      (4,587)   $        (894)
   Net realized gain (loss) on investments                                    622           (5,913)          5,225             (497)
   Change in unrealized appreciation/depreciation of investments           68,490          114,941         113,345           97,826
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from operations                      63,932          106,496         113,983           96,435

Contract transactions:
   Transfers of net premiums                                              261,157          159,077         302,545          131,021
   Transfers of surrenders and death benefits                             (15,810)         (12,267)        (17,142)          (8,541)
   Transfers of policy loans                                              (16,804)          (6,301)        (13,245)          (2,909)
   Transfers of cost of insurance and other charges                       (92,009)         (58,839)        (82,794)         (39,378)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       119,017           81,936         191,990           59,119
                                                                    ---------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            255,551          163,606         381,354          139,312
                                                                    ---------------------------------------------------------------
Total increase (decrease) in net assets                                   319,483          270,102         495,337          235,747
Net assets at beginning of period                                         440,893          170,791         394,390          158,643
                                                                    ---------------------------------------------------------------

Net assets at end of period                                         $     760,376    $     440,893   $     889,727    $     394,390
                                                                    ===============================================================

                                                                     SUMMIT MUTUAL FUNDS, INC.--
                                                                            PINNACLE SERIES
                                                                    ------------------------------
                                                                        S&P MID-CAP 400 INDEX
                                                                            SUBACCOUNT
                                                                    ------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      (4,307)   $      (1,297)
   Net realized gain (loss) on investments                                  4,868              (64)
   Change in unrealized appreciation/depreciation of investments          104,666           99,768
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     105,227           98,407

Contract transactions:
   Transfers of net premiums                                              314,797          187,551
   Transfers of surrenders and death benefits                             (13,010)         (21,500)
   Transfers of policy loans                                              (21,178)          (5,276)
   Transfers of cost of insurance and other charges                       (90,567)         (56,831)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       150,326           73,078
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            340,368          177,022
                                                                    ------------------------------
Total increase (decrease) in net assets                                   445,595          275,429
Net assets at beginning of period                                         478,989          203,560
                                                                    ------------------------------

Net assets at end of period                                         $     924,584    $     478,989
                                                                    ==============================

                                                                           T. ROWE PRICE
                                                                         EQUITY SERIES, INC.
                                                                    ------------------------------
                                                                      EQUITY INCOME SUBACCOUNT
                                                                    ------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       5,730    $       3,582
   Net realized gain (loss) on investments                                 20,395           (1,687)
   Change in unrealized appreciation/depreciation of investments           81,040           97,515
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     107,165           99,410

Contract transactions:
   Transfers of net premiums                                              228,071          153,031
   Transfers of surrenders and death benefits                             (14,048)         (11,679)
   Transfers of policy loans                                               (6,355)          (7,961)
   Transfers of cost of insurance and other charges                       (81,735)         (57,988)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       136,802           97,247
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            262,735          172,650
                                                                    ------------------------------
Total increase (decrease) in net assets                                   369,900          272,060
Net assets at beginning of period                                         576,819          304,759
                                                                    ------------------------------

Net assets at end of period                                         $     946,719    $     576,819
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                                                                                 T. ROWE PRICE EQUITY SERIES, INC.
                                                                    --------------------------------------------------------------
                                                                                                          NEW AMERICA GROWTH
                                                                     MID CAP GROWTH SUBACCOUNT               SUBACCOUNT
                                                                    --------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                                                        2004              2003          2004             2003
                                                                    --------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $     (62,367)   $     (46,419) $     (25,703)   $     (20,520)
   Net realized gain (loss) on investments                                 84,486           21,820        (63,716)         (78,673)
   Change in unrealized appreciation/depreciation of investments        1,136,738        1,694,401        392,655          782,598
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets from operations                   1,158,857        1,669,802        303,236          683,405

Contract transactions:
   Transfers of net premiums                                            1,308,842        1,269,554        742,508          712,114
   Transfers of surrenders and death benefits                            (302,545)        (139,222)      (157,232)        (100,221)
   Transfers of policy loans                                             (104,932)         (99,698)       (45,621)         (33,176)
   Transfers of cost of insurance and other charges                      (648,185)        (597,195)      (299,064)        (276,344)
   Transfers between subaccounts, including Declared Interest
     Option account                                                        82,984           18,175         56,357            7,895
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            336,164          451,614        296,948          310,268
                                                                    --------------------------------------------------------------
Total increase (decrease) in net assets                                 1,495,021        2,121,416        600,184          993,673
Net assets at beginning of period                                       6,411,011        4,289,595      2,850,488        1,856,815
                                                                    --------------------------------------------------------------

Net assets at end of period                                         $   7,906,032    $   6,411,011  $   3,450,672    $   2,850,488
                                                                    ==============================================================

                                                                        T. ROWE PRICE EQUITY
                                                                            SERIES, INC.
                                                                    ------------------------------
                                                                     PERSONAL STRATEGY BALANCED
                                                                              SUBACCOUNT
                                                                    ------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $      62,103    $      56,393
   Net realized gain (loss) on investments                                 36,694          (19,370)
   Change in unrealized appreciation/depreciation of investments          518,944          875,735
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     617,741          912,758

Contract transactions:
   Transfers of net premiums                                            1,066,884        1,065,703
   Transfers of surrenders and death benefits                            (162,941)        (128,312)
   Transfers of policy loans                                             (134,230)         (60,965)
   Transfers of cost of insurance and other charges                      (510,753)        (473,865)
   Transfers between subaccounts, including Declared Interest
     Option account                                                       153,204           15,176
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                            412,164          417,737
                                                                    ------------------------------
Total increase (decrease) in net assets                                 1,029,905        1,330,495
Net assets at beginning of period                                       4,936,492        3,605,997
                                                                    ------------------------------

Net assets at end of period                                         $   5,966,397    $   4,936,492
                                                                    ==============================

                                                                            T. ROWE PRICE
                                                                      INTERNATIONAL SERIES, INC.
                                                                    ------------------------------
                                                                    INTERNATIONAL STOCK SUBACCOUNT
                                                                    ------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                                        2004             2003
                                                                    ------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                     $       3,884    $       4,846
   Net realized gain (loss) on investments                                (44,320)         (54,030)
   Change in unrealized appreciation/depreciation of investments          216,399          335,368
                                                                    ------------------------------
Net increase (decrease) in net assets from operations                     175,963          286,184

Contract transactions:
   Transfers of net premiums                                              302,888          306,330
   Transfers of surrenders and death benefits                             (64,008)         (30,698)
   Transfers of policy loans                                              (18,423)         (15,796)
   Transfers of cost of insurance and other charges                      (130,708)        (119,595)
   Transfers between subaccounts, including Declared Interest
     Option account                                                         7,716          (13,691)
                                                                    ------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                             97,465          126,550
                                                                    ------------------------------
Total increase (decrease) in net assets                                   273,428          412,734
Net assets at beginning of period                                       1,301,967          889,233
                                                                    ------------------------------
Net assets at end of period                                         $   1,575,395    $   1,301,967
                                                                    ==============================

SEE ACCOMPANYING NOTES.

                        FARM BUREAU LIFE VARIABLE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies, flexible premium last survivor variable universal life insurance policies and flexible premium variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in thirty-seven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                                       INVESTS EXCLUSIVELY IN SHARES OF
------------------------------------------------------------------------------------------------------
                                                 American Century Variable Portfolios, Inc.:
Ultra                                              VP Ultra(R) Fund
Vista                                              VP Vista(SM) Fund
                                                 Dreyfus Variable Investment Fund:
Appreciation                                       VIF Appreciation Portfolio
Developing Leaders                                 VIF Developing Leaders Portfolio
Disciplined Stock                                  VIF Disciplined Stock Portfolio
Dreyfus Growth & Income                            VIF Growth and Income Portfolio
International Equity                               VIF International Equity Portfolio
Socially Responsible Growth                        Dreyfus Socially Responsible Growth Fund, Inc.
                                                 EquiTrust Variable Insurance Series Fund:
Blue Chip                                          Blue Chip Portfolio
High Grade Bond                                    High Grade Bond Portfolio
Managed                                            Managed Portfolio
Money Market                                       Money Market Portfolio
Strategic Yield                                    Strategic Yield Portfolio
Value Growth                                       Value Growth Portfolio
                                                 Fidelity Variable Insurance Products Funds:
Contrafund                                         VIP Contrafund(R) Portfolio--Initial Class
Growth                                             VIP Growth Portfolio--Initial Class
Fidelity Growth & Income                           VIP Growth & Income Portfolio--Initial Class
High Income                                        VIP High Income Portfolio--Service Class 2
Index 500                                          VIP Index 500 Portfolio--Initial Class
Mid-Cap                                            VIP Mid Cap Portfolio--Service Class 2
Overseas                                           VIP Overseas Portfolio--Initial Class
                                                 Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate (1)                           Franklin Real Estate Fund--Class 2
Franklin Small Cap                                 Franklin Small Cap Fund--Class 2
Franklin Small Cap Value Securities                Franklin Small Cap Value Securities Fund--Class 2
Franklin U.S. Government                           Franklin U.S. Government Fund--Class 2
Mutual Shares Securities                           Mutual Shares Securities Fund--Class 2
Templeton Growth Securities                        Templeton Growth Securities Fund--Class 2
                                                 J.P. Morgan Series Trust II:
Mid-Cap Value                                      J.P. Morgan Mid Cap Value Portfolio
Small Company                                      J.P. Morgan Small Company Portfolio

SUBACCOUNT                                       INVESTS EXCLUSIVELY IN SHARES OF
------------------------------------------------------------------------------------------------------
                                                 Summit Mutual Funds, Inc.--Pinnacle Series:
NASDAQ 100 Index                                   NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index                       Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index                               S&P MidCap 400 Index Portfolio
                                                 T. Rowe Price Equity Series, Inc.:
Equity Income                                      Equity Income Portfolio
Mid-Cap Growth                                     Mid-Cap Growth Portfolio
New America Growth                                 New America Growth Portfolio
Personal Strategy Balanced                         Personal Strategy Balanced Portfolio
                                                 T. Rowe Price International Series, Inc.:
International Stock                                International Stock Portfolio

(1)  Commenced operations on May 1, 2003.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.   EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

PREMIUM EXPENSE CHARGE: Flexible premium variable life insurance policy premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Nonparticipating flexible premium variable life policy and flexible premium last survivor variable universal life policy premiums are reduced by a 7% charge up to the target premium and 2% of each premium in excess of target.

COST OF INSURANCE AND POLICY CHARGES: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $3, $5 and $10 for flexible premium variable life insurance policies, nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account.

During the first year, flexible premium variable life insurance policies are charged a rate per $1,000 (determined by the specified amount and age of the insured) on a monthly basis. Nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies are charged $.05 and $.10, respectively, for every $1,000 of Specified Amount or increase in Specified Amount on a monthly basis for the first year. An additional first-year monthly policy expense charge of $5 and $10 is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies. First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge ($25 for flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies and $10 for nonparticipating flexible premium variable life insurance policies) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies. Surrender charges imposed on flexible premium variable life insurance policies equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6 and 10 policy years for nonparticipating flexible premium variable life insurance policies and flexible premium last survivor variable universal life insurance policies, respectively, are imposed on amounts surrendered based on, variables as described in the Account's prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio--0.20%, High Grade Bond Portfolio--0.30%, Managed Portfolio--0.45%, Money Market Portfolio--0.25%, Strategic Yield Portfolio--0.45%, and Value Growth Portfolio--0.45%.

3.   FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4.   PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2004:

                                                                            COST OF          PROCEEDS
SUBACCOUNT                                                                 PURCHASES        FROM SALES
--------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
  Ultra                                                                  $      170,418   $       21,637
  Vista                                                                         176,556           17,689
Dreyfus Variable Investment Fund:
  Appreciation                                                                  121,934           28,037
  Developing Leaders                                                            186,599           28,595
  Disciplined Stock                                                              41,128           10,269
  Dreyfus Growth & Income                                                        89,010           18,935
  International Equity                                                          137,064            9,716
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Growth                                                    33,223            4,246
EquiTrust Variable Insurance Series Fund:
  Blue Chip                                                                   2,511,712        1,834,447
  High Grade Bond                                                             1,118,859          514,175
  Managed                                                                     1,840,645        1,773,749
  Money Market                                                                  312,478          384,402
  Strategic Yield                                                             1,195,733          587,250
  Value Growth                                                                1,446,284        1,656,338
Fidelity Variable Insurance Products Funds:
  Contrafund                                                                    875,274          351,703
  Growth                                                                      1,288,618          433,292
  Fidelity Growth & Income                                                      518,446          218,983
  High Income                                                                   182,292           23,821
  Index 500                                                                   1,064,024          382,147
  Mid-Cap                                                                       398,282           57,540
  Overseas                                                                      335,012          131,868
Franklin Templeton Variable Insurance Products Trust:
  Franklin Real Estate                                                          344,928           17,404
  Franklin Small Cap                                                            153,259           21,443
  Franklin Small Cap Value Securities                                           150,908            9,088
  Franklin U.S. Government                                                      158,773           93,997
  Mutual Shares Securities                                                       97,806           10,858
  Templeton Growth Securities                                                   205,634            9,875
J.P. Morgan Series Trust II:
  Mid-Cap Value                                                                 197,544           36,083
  Small Company                                                                 102,568           11,502
Summit Mutual Funds, Inc.--Pinnacle Series:
  NASDAQ 100 Index                                                              284,744           34,373
  Russell 2000 Small Cap Index                                                  405,482           28,715
  S&P MidCap 400 Index                                                          378,093           42,032

                                                                            COST OF          PROCEEDS
SUBACCOUNT                                                                 PURCHASES        FROM SALES
--------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.:
  Equity Income                                                          $      319,413   $       31,895
  Mid-Cap Growth                                                                627,318          353,521
  New America Growth                                                            433,760          162,515
  Personal Strategy Balanced                                                    744,043          246,555
T. Rowe Price International Series, Inc.:
  International Stock                                                           180,137           78,788

5.   SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2004 and 2003:

                                                                                    PERIOD ENDED DECEMBER 31
                                                             ----------------------------------------------------------------------
                                                                           2004                                 2003
                                                             ---------------------------------    ---------------------------------
                                                                                       NET                                  NET
                                                                                     INCREASE                             INCREASE
SUBACCOUNT                                                   PURCHASED   REDEEMED   (DECREASE)    PURCHASED   REDEEMED   (DECREASE)
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
  Ultra                                                         15,720      1,785       13,935        9,632      1,452        8,180
  Vista                                                         14,761      1,360       13,401        4,637      1,247        3,390
Dreyfus Variable Investment Fund:
  Appreciation                                                  11,332      2,511        8,821        7,455      1,317        6,138
  Developing Leaders                                            15,516      2,099       13,417       12,538        977       11,561
  Disciplined Stock                                              3,931        974        2,957        4,577        700        3,877
  Dreyfus Growth & Income                                        8,654      1,750        6,904        7,086      1,894        5,192
  International Equity                                           9,883        641        9,242        2,779        794        1,985
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Growth                                    3,674        394        3,280        2,827        691        2,136
EquiTrust Variable Insurance Series Fund:
  Blue Chip                                                     48,779     37,496       11,283       63,105     32,282       30,823
  High Grade Bond                                               27,968     16,493       11,475       27,721     17,149       10,572
  Managed                                                       29,927     40,321      (10,394)      35,457     48,646      (13,189)
  Money Market                                                  19,596     24,108       (4,512)      19,789     22,894       (3,105)
  Strategic Yield                                               17,119     15,298        1,821       14,978     16,455       (1,477)
  Value Growth                                                  45,832     56,799      (10,967)      55,704     51,904        3,800
Fidelity Variable Insurance Products Funds:
  Contrafund                                                    77,767     25,654       52,113       86,083     27,511       58,572
  Growth                                                       156,449     40,962      115,487      218,032     49,699      168,333
  Fidelity Growth & Income                                      54,374     20,448       33,926       58,648     21,242       37,406
  High Income                                                   12,460      1,620       10,840        6,410        616        5,794
  Index 500                                                    112,952     35,614       77,338      136,732     26,947      109,785
  Mid-Cap                                                       28,835      3,662       25,173       17,412      1,374       16,038
  Overseas                                                      32,626     11,446       21,180       41,102     11,499       29,603
Franklin Templeton Variable Insurance Products Trust:
  Franklin Real Estate                                          24,042      1,150       22,892        9,412      3,142        6,270
  Franklin Small Cap                                            13,986      1,754       12,232        8,689        932        7,757
  Franklin Small Cap Value Securities                            9,504        456        9,048        5,340      1,146        4,194
  Franklin U.S. Government                                      11,926      8,068        3,858       27,707      2,349       25,358
  Mutual Shares Securities                                       8,210        751        7,459        6,812      1,392        5,420
  Templeton Growth Securities                                   16,629        633       15,996        7,060      1,516        5,544
J.P. Morgan Series Trust II:
  Mid-Cap Value                                                 13,045      2,212       10,833       10,381        932        9,449
  Small Company                                                  8,027        813        7,214        5,493        612        4,881
Summit Mutual Funds, Inc.--Pinnacle Series:
  NASDAQ 100 Index                                              22,915      2,356       20,559       17,008      1,809       15,199
  Russell 2000 Small Cap Index                                  30,467      1,745       28,722       14,299      1,472       12,827
  S&P MidCap 400 Index                                          28,789      2,841       25,948       18,800      2,356       16,444
T. Rowe Price Equity Series, Inc.:
  Equity Income                                                 25,124      2,201       22,923       19,825      2,005       17,820
  Mid-Cap Growth                                                45,724     20,623       25,101       59,478     19,320       40,158
  New America Growth                                            53,557     16,864       36,693       60,573     14,422       46,151
  Personal Strategy Balanced                                    50,473     16,413       34,060       54,258     13,759       40,499
T. Rowe Price International Series, Inc.:
  International Stock                                           19,386      7,906       11,480       26,151      7,858       18,293

6.   UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2004, 2003, 2002 and 2001, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

                                                        AS OF DECEMBER 31
                                               ------------------------------------   INVESTMENT
                                                             UNIT                       INCOME     EXPENSE      TOTAL
SUBACCOUNT                                       UNITS       VALUE      NET ASSETS     RATIO(1)    RATIO(2)   RETURN(3)
-----------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
  Ultra:
    2004                                          31,476   $   11.65   $    366,730           --%      0.90%       9.70%
    2003                                          17,541       10.62        186,323           --       0.90       23.78
    2002                                           9,361        8.58         80,324         0.31       0.90      (23.39)
    2001(4)                                        1,325       11.20         14,840           --       0.90       12.00
  Vista:
    2004                                          23,036       13.02        299,899           --       0.90       14.61
    2003                                           9,635       11.36        109,466           --       0.90       40.94
    2002                                           6,245        8.06         50,333           --       0.90      (20.51)
    2001(4)                                        1,919       10.13         19,435           --       0.90        1.30
Dreyfus Variable Investment Fund:
  Appreciation:
    2004                                          26,807       10.81        289,702         2.08       0.90        4.14
    2003                                          17,986       10.38        186,705         1.75       0.90       20.14
    2002                                          11,848        8.64        102,408         1.73       0.90      (17.48)
    2001(4)                                        2,431       10.47         25,455         1.47       0.90        4.70
  Developing Leaders:
    2004                                          41,408       12.72        526,735         0.24       0.90       10.32
    2003                                          27,991       11.53        322,659         0.04       0.90       30.58
    2002                                          16,430        8.83        145,096         0.04       0.90      (19.87)
    2001(4)                                        1,118       11.02         12,323         0.46       0.90       10.20
  Disciplined Stock:
    2004                                          10,234       10.70        109,496         1.60       0.90        6.89
    2003                                           7,277       10.01         72,824         1.09       0.90       22.52
    2002                                           3,400        8.17         27,793         1.28       0.90      (23.36)
    2001(4)                                          596       10.66          6,357         0.70       0.90        6.60
  Dreyfus Growth & Income:
    2004                                          22,899       10.60        242,757         1.35       0.90        6.53
    2003                                          15,995        9.95        159,210         0.88       0.90       25.47
    2002                                          10,803        7.93         85,716         0.79       0.90      (26.03)
    2001(4)                                        1,101       10.72         11,808         0.34       0.90        7.20
  International Equity:
    2004                                          13,668       15.47        211,481         5.16       0.90       23.46
    2003                                           4,426       12.53         55,468         5.68       0.90       41.58
    2002                                           2,441        8.85         21,593         4.72       0.90      (16.67)
    2001(4)                                          304       10.62          3,234         1.07       0.90        6.20
Dreyfus Socially Responsible Growth Fund, Inc.:
  Socially Responsible Growth:
    2004                                          10,219        9.52         97,323         0.19       0.90        4.96
    2003                                           6,939        9.07         62,940           --       0.90       24.59
    2002                                           4,803        7.28         34,954         0.03       0.90      (29.73)
    2001(4)                                        1,047       10.36         10,848           --       0.90        3.60

                                                        AS OF DECEMBER 31
                                               ------------------------------------   INVESTMENT
                                                             UNIT                       INCOME     EXPENSE      TOTAL
SUBACCOUNT                                       UNITS       VALUE      NET ASSETS     RATIO(1)    RATIO(2)   RETURN(3)
-----------------------------------------------------------------------------------------------------------------------
EquiTrust Variable Insurance Series Fund:
  Blue Chip:
    2004                                       1,018,092   $   41.30   $ 42,045,659         1.48%      0.90%       5.12%
    2003                                       1,006,809       39.29     39,552,961         1.52       0.90       24.61
    2002                                         975,986       31.53     30,776,847         1.60       0.90      (19.81)
    2001                                         926,223       39.32     36,417,916         1.51       0.90      (12.08)
  High Grade Bond:
    2004                                         310,858       27.16      8,444,176         4.33       0.90        3.35
    2003                                         299,383       26.28      7,867,565         4.50       0.90        4.49
    2002                                         288,811       25.15      7,263,483         4.92       0.90        7.39
    2001                                         270,152       23.42      6,325,650         6.09       0.90        8.13
  Managed:
    2004                                       1,097,581       37.37     41,021,249         2.02       0.90        7.60
    2003                                       1,107,975       34.73     38,480,676         2.58       0.90       21.65
    2002                                       1,121,164       28.55     32,012,312         3.37       0.90       (2.69)
    2001                                       1,119,006       29.34     32,828,635         4.21       0.90        7.16
  Money Market:
    2004                                          70,529       15.53      1,095,263         0.73       0.90       (0.13)
    2003                                          75,041       15.55      1,167,187         0.52       0.90       (0.38)
    2002                                          78,146       15.61      1,220,047         1.16       0.90        0.26
    2001                                          71,811       15.57      1,118,209         3.36       0.90        2.64
  Strategic Yield:
    2004                                         339,426       33.29     11,300,982         5.98       0.90        7.94
    2003                                         337,605       30.84     10,410,545         7.06       0.90       10.98
    2002                                         339,082       27.79      9,422,323         7.01       0.90        4.51
    2001                                         333,403       26.59      8,864,112         7.91       0.90        8.27
  Value Growth:
    2004                                       1,431,885       25.68     36,770,273         1.05       0.90       10.55
    2003                                       1,442,852       23.23     33,518,314         1.41       0.90       29.49
    2002                                       1,439,052       17.94     25,810,601         1.89       0.90      (11.23)
    2001                                       1,409,830       20.21     28,486,188         2.04       0.90        6.03
Fidelity Variable Insurance Products Funds:
  Contrafund:
    2004                                         751,144       12.02      9,026,498         0.32       0.90       14.48
    2003                                         699,031       10.50      7,339,575         0.44       0.90       27.27
    2002                                         640,459        8.25      5,281,317         0.79       0.90      (10.13)
    2001                                         570,666        9.18      5,237,887         0.73       0.90      (12.99)
  Growth:
    2004                                       1,467,321        8.36     12,267,420         0.25       0.90        2.45
    2003                                       1,351,834        8.16     11,031,180         0.25       0.90       31.61
    2002                                       1,183,501        6.20      7,334,666         0.23       0.90      (30.73)
    2001                                         970,720        8.95      8,685,827         0.07       0.90      (18.34)
  Fidelity Growth & Income:
    2004                                         463,302        9.34      4,325,447         0.84       0.90        4.94
    2003                                         429,376        8.90      3,823,209         1.13       0.90       22.59
    2002                                         391,970        7.26      2,845,077         1.30       0.90      (17.31)
    2001                                         343,824        8.78      3,019,964         1.22       0.90       (9.58)

                                                        AS OF DECEMBER 31
                                               ------------------------------------   INVESTMENT
                                                             UNIT                       INCOME     EXPENSE      TOTAL
SUBACCOUNT                                       UNITS       VALUE      NET ASSETS     RATIO(1)    RATIO(2)   RETURN(3)
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products
    Funds (continued):
  High Income:
    2004                                          21,166   $   14.47   $    306,216         5.56%      0.90%       8.39%
    2003                                          10,326       13.35        137,806         4.92       0.90       25.71
    2002                                           4,532       10.62         48,141         5.91       0.90        2.31
    2001(4)                                          586       10.38          6,078           --       0.90        3.80
  Index 500:
    2004                                       1,030,955        9.14      9,421,165         1.24       0.90        9.59
    2003                                         953,617        8.34      7,949,017         1.38       0.90       27.33
    2002                                         843,832        6.55      5,526,810         1.24       0.90      (22.94)
    2001                                         720,048        8.50      6,120,685         1.05       0.90      (12.91)
  Mid-Cap:
    2004                                          65,269       15.92      1,039,138           --       0.90       23.51
    2003                                          40,096       12.89        516,661         0.21       0.90       37.13
    2002                                          24,058        9.40        226,220         0.26       0.90      (10.90)
    2001(4)                                        2,331       10.55         24,580           --       0.90        5.50
  Overseas:
    2004                                         290,923       10.41      3,029,010         1.10       0.90       12.66
    2003                                         269,743        9.24      2,493,678         0.77       0.90       41.94
    2002                                         240,140        6.51      1,562,334         0.75       0.90      (20.90)
    2001                                         205,504        8.23      1,692,315         4.71       0.90      (21.92)
Franklin Templeton Variable Insurance
    Products Trust:
  Franklin Real Estate:
    2004                                          29,162       16.71        487,184         1.70       0.90       30.65
    2003(5)                                        6,270       12.79         80,182         0.17       0.90       27.90
  Franklin Small Cap:
    2004                                          30,137       11.81        355,942           --       0.90       10.48
    2003                                          17,905       10.69        191,408           --       0.90       36.01
    2002                                          10,148        7.86         79,751         0.24       0.90      (29.32)
    2001(4)                                        1,925       11.12         21,401           --       0.90       11.20
  Franklin Small Cap Value Securities:
    2004                                          20,913       17.75        371,276         0.18       0.90       22.67
    2003                                          11,865       14.47        171,743         0.20       0.90       30.95
    2002                                           7,671       11.05         84,792         0.36       0.90      (10.09)
    2001(4)                                          634       12.29          7,789           --       0.90       22.90
  Franklin U.S. Government:
    2004                                          51,531       11.22        578,122         5.04       0.90        2.56
    2003                                          47,673       10.94        521,533         5.49       0.90        1.30
    2002                                          22,315       10.80        240,981         4.88       0.90        8.76
    2001(4)                                        2,975        9.93         29,526           --       0.90       (0.70)
  Mutual Shares Securities:
    2004                                          23,699       12.66        300,100         0.75       0.90       11.64
    2003                                          16,240       11.34        184,219         0.98       0.90       23.93
    2002                                          10,820        9.15         98,953         0.78       0.90      (12.52)
    2001(4)                                        1,274       10.46         13,333           --       0.90        4.60

                                                        AS OF DECEMBER 31
                                               ------------------------------------   INVESTMENT
                                                             UNIT                       INCOME     EXPENSE      TOTAL
SUBACCOUNT                                       UNITS       VALUE      NET ASSETS     RATIO(1)    RATIO(2)   RETURN(3)
-----------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance
    Products Trust (continued):
  Templeton Growth Securities:
    2004                                          26,962   $   13.44   $    362,401         1.16%      0.90%      14.97%
    2003                                          10,966       11.69        128,176         1.57       0.90       30.91
    2002                                           5,422        8.93         48,393         2.20       0.90      (19.19)
    2001(4)                                          894       11.05          9,881           --       0.90       10.50
J.P. Morgan Series Trust II:
  Mid-Cap Value:
    2004                                          34,677       16.35        566,839         0.28       0.90       20.04
    2003                                          23,844       13.62        324,833         0.32       0.90       28.49
    2002                                          14,395       10.60        152,631         0.04       0.90       (0.09)
    2001(4)                                        2,194       10.61         23,379           --       0.90        6.10
  Small Company:
    2004                                          18,501       14.60        270,140           --       0.90       26.08
    2003                                          11,287       11.58        130,750           --       0.90       34.65
    2002                                           6,406        8.60         55,062         0.17       0.90      (22.31)
    2001(4)                                          775       11.07          8,573           --       0.90       10.70
Summit Mutual Funds, Inc.--Pinnacle Series:
  NASDAQ 100 Index:
    2004                                          55,963       13.59        760,376           --       0.90        9.16
    2003                                          35,404       12.45        440,893           --       0.90       47.34
    2002                                          20,205        8.45        170,791           --       0.90      (38.10)
    2001(4)                                        2,530       13.65         34,526           --       0.90       36.50
  Russell 2000 Small Cap Index:
    2004                                          59,480       14.96        889,727         0.15       0.90       16.69
    2003                                          30,758       12.82        394,390         0.53       0.90       44.86
    2002                                          17,931        8.85        158,643         0.12       0.90      (21.75)
    2001(4)                                        1,998       11.31         22,592         0.34       0.90       13.10
  S&P MidCap 400 Index:
    2004                                          63,974       14.45        924,584         0.21       0.90       14.68
    2003                                          38,026       12.60        478,989         0.48       0.90       33.62
    2002                                          21,582        9.43        203,560         0.33       0.90      (15.95)
    2001(4)                                        1,544       11.22         17,321           --       0.90       12.20
T. Rowe Price Equity Series, Inc.:
  Equity Income:
    2004                                          74,904       12.64        946,719         1.68       0.90       13.87
    2003                                          51,981       11.10        576,819         1.78       0.90       24.44
    2002                                          34,161        8.92        304,759         1.97       0.90      (13.90)
    2001                                           6,230       10.36         64,557         0.66       0.90        3.60
  Mid-Cap Growth:
    2004                                         513,606       15.39      7,906,032           --       0.90       17.30
    2003                                         488,505       13.12      6,411,011           --       0.90       37.10
    2002                                         448,347        9.57      4,289,595           --       0.90      (21.94)
    2001                                         394,871       12.26      4,840,763           --       0.90       (1.76)

                                                        AS OF DECEMBER 31
                                               ------------------------------------   INVESTMENT
                                                             UNIT                       INCOME     EXPENSE      TOTAL
SUBACCOUNT                                       UNITS       VALUE      NET ASSETS     RATIO(1)    RATIO(2)   RETURN(3)
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc. (continued):
  New America Growth:
    2004                                         398,088   $    8.67   $  3,450,672         0.06%      0.90%       9.89%
    2003                                         361,395        7.89      2,850,488           --       0.90       33.96
    2002                                         315,244        5.89      1,856,815           --       0.90      (28.95)
    2001                                         256,844        8.29      2,129,548           --       0.90      (12.64)
  Personal Strategy Balanced:
    2004                                         454,079       13.14      5,966,397         2.07       0.90       11.83
    2003                                         420,019       11.75      4,936,492         2.26       0.90       23.68
    2002                                         379,520        9.50      3,605,997         2.63       0.90       (8.65)
    2001                                         318,327       10.40      3,310,146         2.96       0.90       (3.26)
T. Rowe Price International Series, Inc.:
  International Stock:
    2004                                         168,544        9.35      1,575,395         1.18       0.90       12.79
    2003                                         157,064        8.29      1,301,967         1.37       0.90       29.33
    2002                                         138,771        6.41        889,233         1.03       0.90      (18.96)
    2001                                         116,561        7.91        922,416         2.22       0.90      (22.98)

(1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)  Subaccount commenced operations on October 1, 2001.

(5)  Subaccount commenced operations on May 1, 2003.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 the Company changed its method of accounting for guaranteed minimum death benefits and incremental death benefits on its variable annuities.


                                                           /s/ Ernst & Young LLP


Des Moines, Iowa
February 4, 2005

                       FARM BUREAU LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  DECEMBER 31,
                                                                                        -------------------------------
                                                                                             2004            2003
                                                                                        --------------   --------------
ASSETS
Investments:
   Fixed maturities--available for sale, at market (amortized cost: 2004--
     $3,730,430; 2003--$3,301,940)                                                      $    3,916,035   $    3,476,977
   Equity securities--available for sale, at market (cost: 2004--$54,143; 2003--
     $55,264)                                                                                   69,822           66,730
   Mortgage loans on real estate                                                               521,237          464,195
   Derivative instruments                                                                        3,242            2,657
   Investment real estate, less allowances for depreciation of $2,016 in 2004 and
     $5,529 in 2003                                                                              9,441           27,800
   Policy loans                                                                                155,379          155,801
   Other long-term investments                                                                   1,300            1,301
   Short-term investments                                                                        6,655           19,708
                                                                                        --------------   --------------
Total investments                                                                            4,683,111        4,215,169

Cash and cash equivalents                                                                        3,453          154,828
Securities and indebtedness of related parties                                                  45,517           41,656
Accrued investment income                                                                       44,240           38,594
Amounts receivable from affiliates                                                                  --            3,813
Reinsurance recoverable                                                                         76,372           76,566
Deferred policy acquisition costs                                                              336,883          314,621
Deferred sales inducements                                                                       1,718               --
Value of insurance in force acquired                                                            45,839           47,327
Property and equipment, less allowances for depreciation of $12,294 in 2004 and
   $11,349 in 2003                                                                               9,935            9,097
Current income taxes recoverable                                                                    --           34,218
Goodwill                                                                                         9,939            9,939
Other assets                                                                                    12,218           12,418
Assets held in separate accounts                                                               476,182          401,053
                                                                                        --------------   --------------
Total assets                                                                            $    5,745,407   $    5,359,299
                                                                                        ==============   ==============

                       FARM BUREAU LIFE INSURANCE COMPANY

                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  DECEMBER 31,
                                                                                        -------------------------------
                                                                                             2004             2003
                                                                                        --------------   --------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy liabilities and accruals:
     Future policy benefits:
       Interest sensitive products                                                      $    2,559,598   $    2,376,727
        Traditional life insurance and accident and health products                          1,112,805        1,077,439
        Unearned revenue reserve                                                                27,552           28,311
     Other policy claims and benefits                                                           13,244           15,406
                                                                                        --------------   --------------
                                                                                             3,713,199        3,497,883
   Other policyholders' funds:
     Supplementary contracts without life contingencies                                        368,614          351,754
     Advance premiums and other deposits                                                       157,369          145,178
     Accrued dividends                                                                          12,014           13,025
                                                                                        --------------   --------------
                                                                                               537,997          509,957
   Amounts payable to affiliates                                                                 2,621               --
   Current income taxes                                                                          1,069               --
   Deferred income taxes                                                                       123,641          117,740
   Other liabilities                                                                            71,296           78,671
   Liabilities related to separate accounts                                                    476,182          401,053
                                                                                        --------------   --------------
Total liabilities                                                                            4,926,005        4,605,304

Minority interest in subsidiaries                                                                    3               20

Stockholder's equity:
   Preferred stock, 7 1/2% cumulative, par value $50.00 per share--authorized 6,000
     shares                                                                                         --               --
   Common stock, par value $50.00 per share--authorized 994,000 shares, issued
     and outstanding 50,000 shares                                                               2,500            2,500
   Additional paid-in capital                                                                  171,222          171,207
   Accumulated other comprehensive income                                                      117,285          107,655
   Retained earnings                                                                           528,392          472,613
                                                                                        --------------   --------------
Total stockholder's equity                                                                     819,399          753,975
                                                                                        --------------   --------------
Total liabilities and stockholder's equity                                              $    5,745,407   $    5,359,299
                                                                                        ==============   ==============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------------------
                                                                                        2004            2003             2002
                                                                                  --------------   --------------   --------------
Revenues:
   Interest sensitive and index product charges                                   $       69,949   $       83,944   $       78,475
   Traditional life insurance premiums                                                   127,124          129,190          121,999
   Accident and health premiums                                                              480              566              493
   Net investment income                                                                 270,200          393,248          347,814
   Derivative income (loss)                                                                  295           17,078          (10,418)
   Realized gains (losses) on investments                                                  7,473           (2,008)         (14,879)
   Other income                                                                            1,378            1,372            1,422
                                                                                  --------------   --------------   --------------
     Total revenues                                                                      476,899          623,390          524,906
Benefits and expenses:
   Interest sensitive and index product benefits                                         155,675          260,470          209,626
   Traditional life insurance and accident and health benefits                            78,625           75,852           74,728
   Increase in traditional life and accident and health future policy benefits            34,259           32,745           33,262
   Distributions to participating policyholders                                           23,502           27,443           29,540
   Underwriting, acquisition and insurance expenses                                      109,484          133,243          105,819
   Interest expense                                                                           --              453              684
   Other expenses                                                                             41               47               46
                                                                                  --------------   --------------   --------------
     Total benefits and expenses                                                         401,586          530,253          453,705
                                                                                  --------------   --------------   --------------
                                                                                          75,313           93,137           71,201
Income taxes                                                                             (20,908)         (31,322)         (23,091)
Minority interest in earnings of subsidiaries                                                (24)               3              (68)
Equity income, net of related income taxes                                                 1,398            5,809              214
                                                                                  --------------   --------------   --------------
Net income                                                                        $       55,779   $       67,627   $       48,256
                                                                                  ==============   ==============   ==============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                                      ACCUMULATED
                                                                        ADDITIONAL       OTHER                         TOTAL
                                                            COMMON       PAID-IN     COMPREHENSIVE     RETAINED    STOCKHOLDER'S
                                                            STOCK        CAPITAL     INCOME (LOSS)     EARNINGS        EQUITY
                                                         ------------  ------------  -------------   ------------  -------------
Balance at January 1, 2002                               $      2,500  $    146,501   $     39,414   $    530,593   $    719,008
   Comprehensive income:
     Net income for 2002                                           --            --             --         48,256         48,256
     Change in net unrealized investment gains/losses              --            --         55,781             --         55,781
                                                                                                                    ------------
   Total comprehensive income                                                                                            104,037
   Adjustment resulting from capital transactions
     of equity investee                                            --          (209)            --             --           (209)
   Cash dividends paid to parent                                   --            --             --        (20,000)       (20,000)
                                                         ------------  ------------   ------------   ------------   ------------
Balance at December 31, 2002                                    2,500       146,292         95,195        558,849        802,836
   Comprehensive income:
     Net income for 2003                                           --            --             --         67,627         67,627
     Change in net unrealized investment gains/losses              --            --         26,355             --         26,355
                                                                                                                    ------------
   Total comprehensive income                                                                                             93,982
   Adjustment resulting from capital transactions
     of equity investee                                            --           (85)            --             --            (85)
   Capital contribution from parent                                --        25,000             --             --         25,000
   Cash dividends paid to parent                                   --            --             --        (15,000)       (15,000)
   Dividend of EquiTrust Life Insurance Company
     to parent                                                     --            --        (13,895)      (138,863)      (152,758)
                                                         ------------  ------------   ------------   ------------   ------------
Balance at December 31, 2003                                    2,500       171,207        107,655        472,613        753,975
   Comprehensive income:
     Net income for 2004                                           --            --             --         55,779         55,779
     Change in net unrealized investment gains/losses              --            --          9,630             --          9,630
                                                                                                                    ------------
   Total comprehensive income                                                                                             65,409
   Adjustment resulting from capital transactions
     of equity investee                                            --            15             --             --             15
                                                         ------------  ------------   ------------   ------------   ------------
Balance at December 31, 2004                             $      2,500  $    171,222   $    117,285   $    528,392   $    819,399
                                                         ============  ============   ============   ============   ============

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------------------
                                                                                       2004             2003             2002
                                                                                  --------------   --------------   --------------
OPERATING ACTIVITIES
Net income                                                                        $       55,779   $       67,627   $       48,256
   Adjustments to reconcile net income to net cash provided by operating activities:
       Adjustments related to interest sensitive and index products:
       Interest credited to account balances, excluding
         deferred sales inducements                                                      126,399          202,599          174,687
       Change in fair value of embedded derivatives                                           --           14,203            1,005
       Charges for mortality and administration                                          (64,818)         (79,989)         (75,658)
       Deferral of unearned revenues                                                         807            1,264            2,159
       Amortization of unearned revenue reserve                                           (1,753)          (1,763)          (1,978)
   Provision for depreciation and amortization                                             4,544          (21,824)          (9,279)
   Equity income                                                                          (1,398)          (5,809)            (214)
   Realized (gains) losses on investments                                                 (7,473)           2,008           14,879
   Increase in traditional life and accident and health benefit
     accruals, net of reinsurance                                                         34,259           32,973           33,262
   Policy acquisition costs deferred                                                     (50,022)        (116,248)        (151,157)
   Amortization of deferred policy acquisition costs                                      25,355           44,792           21,633
   Amortization of deferred sales inducements                                                 --            4,040            1,048
   Provision for deferred income taxes                                                       708             (659)          12,277
   Other                                                                                  41,564           (5,335)          26,192
                                                                                  --------------   --------------   --------------
Net cash provided by operating activities                                                163,951          137,879           97,112

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities--available for sale                                                  869,117        1,704,603          931,000
   Equity securities--available for sale                                                   2,412            6,439           16,540
   Mortgage loans on real estate                                                          36,490           78,884           61,155
   Investment real estate                                                                 23,958              632              500
   Policy loans                                                                           33,237           37,621           42,352
   Other long-term investments                                                                 1                2              216
   Short-term investments--net                                                            13,053           17,698               --
                                                                                  --------------   --------------   --------------
                                                                                         978,268        1,845,879        1,051,763

Acquisition of investments:
   Fixed maturities--available for sale                                               (1,298,681)      (2,442,029)      (1,897,056)
   Equity securities--available for sale                                                    (464)          (8,339)          (4,069)
   Mortgage loans on real estate                                                         (93,547)        (231,472)        (159,444)
   Investment real estate                                                                 (1,286)          (4,720)          (3,104)
   Policy loans                                                                          (32,815)         (36,171)         (40,295)
   Other long-term investments                                                                --               (4)              --
   Short-term investments--net                                                                --               --          (24,494)
                                                                                  --------------   --------------   --------------
                                                                                      (1,426,793)      (2,722,735)      (2,128,462)

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------------------------
                                                                                       2004             2003             2002
                                                                                  --------------   --------------   --------------
INVESTING ACTIVITIES (CONTINUED)
Proceeds from disposal, repayments of advances and other
   distributions from equity investees and related parties                        $        3,535   $       13,071   $        6,618
Investments in and advances to equity investees and related parties                       (4,480)         (17,437)             (50)
Net purchases of property and equipment and other                                         (2,568)              51           (1,900)
                                                                                  --------------   --------------   --------------
Net cash used in investing activities                                                   (452,038)        (881,171)      (1,072,031)

FINANCING ACTIVITIES
Receipts from interest sensitive and index products credited
   to policyholder account balances                                                      406,416        1,117,549        1,258,029
Return of policyholder account balances on interest sensitive
   and index products                                                                   (269,663)        (395,993)        (287,151)
Distributions related to minority interests--net                                             (41)             (58)             (36)
Capital contribution from parent                                                              --           25,000               --
Dividends paid to parent                                                                      --          (85,234)         (20,000)
                                                                                  --------------   --------------   --------------
Net cash provided by financing activities                                                136,712          661,264          950,842
                                                                                  --------------   --------------   --------------
Decrease in cash and cash equivalents                                                   (151,375)         (82,028)         (24,077)
Cash and cash equivalents at beginning of year                                           154,828          236,856          260,933
                                                                                  --------------   --------------   --------------
Cash and cash equivalents at end of year                                          $        3,453   $      154,828   $      236,856
                                                                                  ==============   ==============   ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (received) during the year for:
   Interest                                                                           $       --   $          476   $          692
   Income taxes                                                                          (14,333)          43,109           18,144
Non-cash operating activity:
   Deferral of sales inducements                                                           1,718           19,763           19,079
Non-cash investing activity:
   Transfer of investments from securities and indebtedness
     of related parties to equity securities                                                  --           38,312               --
Non-cash financing activity:
   Refinancing of short-term debt                                                             --           40,000               --
   Dividend of EquiTrust Life Insurance Company to parent, excluding cash and cash equivalents of $70,234:
     Investments                                                                              --        2,113,876               --
     Deferred policy acquisition costs                                                        --          216,948               --
     Deferred sales inducements                                                               --           39,143               --
     Other assets                                                                             --          140,650               --
     Policy liabilities and accruals                                                          --       (2,228,112)              --
     Other liabilities                                                                        --         (139,981)              --

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force.

On December 31, 2003, we transferred our stock in our wholly-owned subsidiary, EquiTrust Life Insurance Company (EquiTrust Life), to our parent through an "extraordinary" dividend. The dividend, which was approved by the Iowa Insurance Commissioner, was recorded at $152.8 million, our carrying value for EquiTrust Life. EquiTrust Life's net income totaled $14.4 million in 2003 and $7.8 million in 2002 and is included in our 2003 and 2002 consolidated income statements. During these periods, EquiTrust Life marketed variable products through alliances with other insurance companies through modified coinsurance agreements and a regional broker-dealer and assumed, through coinsurance agreements, a percentage of certain fixed and index annuities written by American Equity Investment Life Insurance Company (American Equity) and a percentage of traditional life, universal life and annuity business in force written by EMC National Life Company (EMCNL).

CONSOLIDATION

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

ACCOUNTING CHANGES

Effective January 1, 2004, we adopted Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP provides guidance on separate account presentation and valuation, the accounting for sales inducements (including premium bonuses and bonus interest) and the classification and valuation of long-duration contract liabilities. To comply with this SOP, we changed our method of computing reserves for guaranteed minimum death benefits (GMDB) and incremental death benefits (IDB) associated with our variable annuities and changed our presentation of deferred expenses relating to sales inducements.

Variable annuity and variable universal life contracts are the only contracts reported in our separate accounts. These contracts generally do not have any minimum guarantees other than minimum interest guarantees on funds deposited in our general account and GMDBs on our variable annuities. In addition, certain variable annuity contracts have an IDB rider that pays the contract holder a percentage of the gain on the contract. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

                                                                   DECEMBER 31, 2004         DECEMBER 31, 2003
                                                               -------------------------  ------------------------
                                                                SEPARATE                  SEPARATE
                                                                ACCOUNT    NET AMOUNT AT   ACCOUNT   NET AMOUNT AT
            TYPE OF GUARANTEE                                    BALANCE       RISK        BALANCE       RISK
      ------------------------------------------------------------------------------------------------------------
                                                                            (DOLLARS IN THOUSANDS)
      Guaranteed minimum death benefit:
        Return of net deposits                                 $ 203,263     $  6,099     $ 190,172    $ 10,068
        Return the greater of highest anniversary
          value or net deposits                                   64,875           --        26,353         329
      Incremental death benefit                                  196,201       13,907       182,188       9,233
                                                                             --------                  --------
        Total                                                                $ 20,006                  $ 19,630
                                                                             ========                  ========

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

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, totaled $0.4 million at December 31, 2004 and $0.7 million at December 31, 2003. The weighted average age of the contract holders with a GMDB or IDB rider was 57 years at December 31, 2004 and 55 years at December 31, 2003.

Incurred benefits for GMDBs and IDBs totaled ($0.2) million for 2004, excluding the impact of the adoption of SOP 03-1 and $0.3 million for 2003 and 2002. Paid benefits for GMDBs and IDBs totaled less than $0.1 million for 2004, $0.1 million for 2003 and $0.2 million for 2002. The adoption of SOP 03-1 provisions relating to GMDBs and IDBs resulted in an increase to net income for 2004 totaling less than $0.1 million.

Certain of our life policies have a premium bonus credited to the contracts. Also, certain EquiTrust Life annuity contracts contain either a premium bonus credited to the contract holder's account balance or a bonus interest crediting rate which applies to the first contract year only. These sales inducements are deferred and amortized over the expected life of the contracts based primarily on the emergence of gross profits. Sales inducements deferred totaled $1.7 million in 2004, $19.8 million in 2003 and $19.1 million in 2002 and amounts amortized totaled $4.0 million in 2003 and $1.0 million in 2002. Beginning January 1, 2004, the amortization of deferred sales inducements is reported in interest sensitive and index product benefits on the consolidated statement of income. Amounts related to sales inducements in the 2003 and 2002 consolidated financial statements, previously reported with deferred policy acquisition costs, have been reclassified to conform to the 2004 financial statement presentation. The adoption of SOP 03-1 provisions relating to sales inducements had no impact on net income for 2004.

Effective July 1, 2003, we adopted Statement of Financial Accounting Standards (Statement) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." Statement No. 149 codifies several Derivatives Implementation Group (DIG) issues, including DIG Issue C18, "Scope Exceptions:
Shortest Period Criterion for Applying the Regular-Way Security Trades Exception to When-Issued Securities or Other Securities That Do Not Yet Exist." DIG Issue C18 clarifies the applicability of Statement No. 133 to when-issued securities by holding that the regular-way security trade exception may not be applied to securities which are not settled within the shortest period possible for that security. If settlement does not occur within the shortest period possible, there is deemed to be a forward contract for the purchase of that security which is subject to fair value accounting under Statement No. 133. We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). The adoption of Statement No. 149 had no impact on net income for 2004 and resulted in a decrease to net income totaling $0.4 million for 2003.

Effective October 1, 2003, we adopted the DIG's Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance and Debt Instruments that Incorporate Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under those Instruments" (DIG
B36). DIG B36 addresses whether Statement No. 133 requires bifurcation of modified coinsurance arrangements and debt instruments into a debt host contract and an embedded derivative if the coinsurance agreement or debt instrument incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor of that agreement or instrument. Under DIG B36, a modified coinsurance agreement where interest on funds withheld is determined by reference to a pool of fixed maturity assets is an example of an arrangement containing embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are to be recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as income or expense. This guidance applies to general account investments supporting EquiTrust Life's variable alliance business. We have no embedded derivatives pertaining to funds withheld on variable business at December 31, 2004 or 2003. The adoption of DIG B36 resulted in an increase to net income of $0.2 million for 2003.

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." Interpretation No. 46 establishes a

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

variable interests model to follow when determining whether or not to consolidate an entity that is not evaluated for consolidation under the traditional voting interests model. This Interpretation generally requires that a company (investee) being evaluated under the variable interests model be consolidated if (a) the investor has decision making powers over the entity--that is, the ability to buy and sell assets or conduct operations or (b) the investor is exposed to the majority of the risks or rewards of the entity. In addition, the Interpretation requires that investments made by related parties be analyzed together in applying the variable interests model. The disclosure provisions of this Interpretation are effective for financial statements issued after January 31, 2003. The consolidation provisions are effective for new transactions entered into after January 31, 2003 and for pre-existing entities as of December 31, 2003. The adoption of the Interpretation did not have a material impact on our consolidated financial statements.

In March 2004, the FASB's Emerging Issues Task Force (EITF) reached a consensus on EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). EITF 03-1 provides guidance regarding the meaning of other-than-temporary impairment and its application to investments classified as either available-for-sale or held-to-maturity under FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and to equity securities accounted for under the cost method. Included in EITF 03-1 is guidance on how to account for impairments that are solely due to interest rate changes, including changes resulting from increases in sector credit spreads. This guidance was to become effective for reporting periods beginning after June 15, 2004. However, on September 30, 2004, the FASB issued a Staff Position that delays the effective date for the recognition and measurement guidance of EITF 03-1 until additional clarifying guidance is issued. The issuance of this guidance was delayed during the fourth quarter of 2004, with additional discussion of this issue by the FASB planned for 2005. We are not able to assess the impact of the adoption of EITF 03-1 until final guidance is issued.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the consolidated statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

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

DERIVATIVE INSTRUMENTS

Derivative instruments include interest rate swaps used to reduce our exposure to increases in market interest rates on a portion of our annuity product portfolio. In addition, prior to 2004 we have embedded derivatives associated with EquiTrust Life's index annuity business, certain modified coinsurance contracts and when-issued investment trading activity. All derivatives are recognized as either assets or liabilities in the consolidated balance sheets and measured at fair value.

Our interest rate swaps are accounted for as cash flow hedges. The swaps are carried on the consolidated balance sheet as either a derivative instrument or other liability. The effective portion of any unrealized gain or loss is recorded in accumulated other comprehensive income. If a portion of the hedges become ineffective, the ineffective portion of any unrealized gain or loss on the swap will be recorded in earnings as a component of derivative income (loss) as it occurs. The net periodic interest settlement between the interest paid and the interest received under these swaps is recorded as a component of interest sensitive product benefits.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change. See Note 1, "Significant Accounting Policies--Accounting Changes," and Note 3, "Derivative Instruments," for more information regarding our derivative instruments and embedded derivatives.

INVESTMENT REAL ESTATE

Investment real estate is reported at cost less allowances for depreciation. Real estate acquired through foreclosure, which is included with investment real estate in our consolidated balance sheets, is recorded at the lower of cost (which includes the balance of the mortgage loan, any accrued interest and any costs incurred to obtain title to the property) or estimated fair value on the foreclosure date. The carrying value of these assets is subject to regular review. For properties not held for sale, if indicators of impairment are present and a property's expected undiscounted cashflows are not sufficient to recover the property's carrying value, an impairment loss is recognized and the property's cost basis is reduced to fair value. If the fair value, less estimated sales costs, of real estate held for sale decreases to an amount lower than its carrying value, the carrying value of the real estate is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Other long-term investments include an investment deposit which is reported at amortized cost.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence. These corporations and partnerships operate predominately in the insurance, broker-dealer, investment company and real estate industries. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships' investment portfolios. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bond yields. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of redeemable preferred stocks, equity securities, and interest rate swaps are based on the latest quoted market prices, or for those stocks not readily marketable, generally at values which are representative of the market values of comparable issues. Market values relating to our when-issued securities trading are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options assumed by EquiTrust Life were based on quoted market prices.

CASH AND CASH EQUIVALENTS

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We, through EquiTrust Life, assumed certain fixed and index annuity contracts issued by American Equity (the coinsurance agreement) through December 31, 2003. The call options used to fund the index credits on the index annuities were purchased by and maintained on the books of American Equity. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our consolidated statements of income. See Note 5, "Reinsurance, Acquisition and Policy Provisions," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS, DEFERRED SALES INDUCEMENTS AND VALUE OF INSURANCE IN FORCE ACQUIRED
Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 5.02% in 2004, 5.28% in 2003 and 5.78% in 2002.

For participating traditional life insurance and interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

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

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Furniture and equipment had a carrying value of $8.9 million at December 31, 2004 and $7.2 million at December 31, 2003, and estimated useful lives that generally range from two to ten years. Capitalized software costs had a carrying value of $1.0 million at December 31, 2004 and $1.9 million at December 31, 2003, and estimated useful lives that range from two to five years. Depreciation expense was $0.4 million in 2004, $0.6 million in 2003 and $0.4 million in 2002. Amortization expense was $1.3 million in 2004, $2.2 million in 2003 and $2.1 million in 2002.

GOODWILL

Goodwill represents the excess of amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2004 or December 31, 2003.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 1.75% to 5.50% in 2004, 2.55% to 5.55% in 2003 and from 3.00% to 6.25% in 2002. For interest sensitive products assumed by EquiTrust Life through coinsurance agreements, interest crediting rates ranged from 3.25% to 12.00% in 2003 and from 3.50% to 12.00% in 2002.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 6.51% in 2004, 6.87% in 2003 and 7.47% in 2002. Accrued dividends for participating business are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 44% of direct receipts from policyholders during 2004 (2003--43%, 2002--41%) and represented 15% of life insurance in force at December 31, 2004 (2003 and 2002--15%). The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

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

We had undiscounted reserves of $0.1 million at December 31, 2004 and December 31, 2003 to cover estimated future assessments on known insolvencies. We had assets totaling $0.1 million at December 31, 2004 and $0.2 million at December 31, 2003 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2004 and 2003 and ($0.1) million in 2002. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2005 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2009. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based upon the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred acquisition costs and deferred sales inducements are recognized as expenses over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities and interest rate swaps are included in accumulated other comprehensive income in stockholder's equity. Other comprehensive income excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $1.2 million in 2004, $1.0 million in 2003 and ($7.0) million in 2002. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling ($1.2) million in 2004, ($0.4) million in 2003 and $5.9 million in 2002.

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

RECLASSIFICATIONS

Reclassifications relating to derivative instruments and deferred sales inducements have been made to the 2003 and 2002 consolidated financial statements to conform to the 2004 presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

2. INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                                GROSS       GROSS
                                                                              UNREALIZED  UNREALIZED    ESTIMATED
                                                             AMORTIZED COST     GAINS       LOSSES    MARKET VALUE
                                                             -----------------------------------------------------
                                                                             (DOLLARS IN THOUSANDS)
DECEMBER 31, 2004
Bonds:
   United States Government and agencies                       $   304,378    $   5,809    $   (449)   $   309,738
   State, municipal and other governments                          195,520        5,970        (680)       200,810
   Public utilities                                                104,968        8,144        (367)       112,745
   Corporate securities                                          1,592,416      124,500      (3,687)     1,713,229
   Mortgage and asset-backed securities                          1,469,382       42,017      (4,326)     1,507,073
Redeemable preferred stocks                                         63,766        8,674          --         72,440
                                                               ---------------------------------------------------
Total fixed maturities                                         $ 3,730,430    $ 195,114    $ (9,509)   $ 3,916,035
                                                               ===================================================
Equity securities                                              $    54,143    $  15,815    $   (136)   $    69,822
                                                               ===================================================

                                                                                GROSS       GROSS
                                                                              UNREALIZED  UNREALIZED    ESTIMATED
                                                              AMORTIZED COST    GAINS       LOSSES    MARKET VALUE
                                                              ----------------------------------------------------
                                                                             (DOLLARS IN THOUSANDS)
DECEMBER 31, 2003
Bonds:
   United States Government and agencies                       $    74,009    $   5,461   $      (5)   $    79,465
   State, municipal and other governments                           99,476        4,926      (1,174)       103,228
   Public utilities                                                117,232        8,028      (1,117)       124,143
   Corporate securities                                          1,265,809      120,181      (6,217)     1,379,773
   Mortgage and asset-backed securities                          1,687,999       44,929      (8,205)     1,724,723
Redeemable preferred stocks                                         57,415        8,230          --         65,645
                                                               ---------------------------------------------------
Total fixed maturities                                         $ 3,301,940    $ 191,755   $ (16,718)   $ 3,476,977
                                                               ===================================================
Equity securities                                              $    55,264    $  11,543   $     (77)   $    66,730
                                                               ===================================================

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

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                AMORTIZED     ESTIMATED
                                                                                  COST       MARKET VALUE
                                                                               --------------------------
                                                                                 (DOLLARS IN THOUSANDS)
          Due in one year or less                                              $    66,232   $    67,441
          Due after one year through five years                                    306,660       325,172
          Due after five years through ten years                                   594,953       628,726
          Due after ten years                                                    1,229,437     1,315,183
                                                                               -------------------------
                                                                                 2,197,282     2,336,522
          Mortgage and asset-backed securities                                   1,469,382     1,507,073
          Redeemable preferred stocks                                               63,766        72,440
                                                                               -------------------------
                                                                               $ 3,730,430   $ 3,916,035
                                                                               =========================

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale and interest rate swaps, recorded directly to stockholder's equity were comprised of the following:

                                                                                                  DECEMBER 31,
                                                                                        -------------------------------
                                                                                             2004             2003
                                                                                        -------------------------------
                                                                                            (DOLLARS IN THOUSANDS)
      Unrealized appreciation on:
        Fixed maturities--available for sale                                            $      185,605   $      175,037
        Equity securities--available for sale                                                   15,679           11,466
        Interest rate swaps                                                                      3,242            2,275
                                                                                        -------------------------------
                                                                                               204,526          188,778
      Adjustments for assumed changes in amortization pattern of:
        Deferred policy acquisition costs                                                      (17,918)         (15,513)
        Value of insurance in force acquired                                                    (6,140)          (6,973)
        Unearned revenue reserve                                                                   660              847
      Provision for deferred income taxes                                                      (63,395)         (58,499)
                                                                                        -------------------------------
                                                                                               117,733          108,640
      Proportionate share of net unrealized investment losses of equity investees                 (448)            (985)
                                                                                        -------------------------------
      Net unrealized investment gains                                                   $      117,285   $      107,655
                                                                                        ===============================

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve totaling $6.9 million in 2004, ($24.3) million in 2003 and $68.4 million in 2002.

The following tables set forth the estimated market value and unrealized losses of securities in an unrealized loss position listed by the length of time the securities have been in an unrealized loss position:

DECEMBER 31, 2004

                                              LESS THAN ONE YEAR         ONE YEAR OR MORE                 TOTAL
                                           -----------------------    -----------------------    -----------------------
                                           ESTIMATED                  ESTIMATED                  ESTIMATED
                                             MARKET     UNREALIZED      MARKET     UNREALIZED      MARKET     UNREALIZED
        DESCRIPTION OF SECURITIES            VALUE        LOSSES        VALUE        LOSSES        VALUE        LOSSES
      ------------------------------------------------------------------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
      United States Government and
        agencies                           $   88,003   $     (449)   $       --   $       --    $   88,003   $     (449)
      State, municipal and other
        governments                            48,281         (648)        2,242          (32)       50,523         (680)
      Public utilities                         19,208         (367)           --           --        19,208         (367)
      Corporate securities                    199,548       (3,463)        7,351         (224)      206,899       (3,687)
      Mortgage and asset-backed
        securities                            145,257       (2,760)       51,596       (1,566)      196,853       (4,326)
                                           -----------------------------------------------------------------------------
      Total fixed maturities               $  500,297   $   (7,687)   $   61,189   $   (1,822)   $  561,486   $   (9,509)
                                           =============================================================================

DECEMBER 31, 2003

                                             LESS THAN ONE YEAR           ONE YEAR OR MORE                TOTAL
                                           -----------------------    -----------------------    -----------------------
                                            ESTIMATED                    ESTIMATED                 ESTIMATED
                                             MARKET    UNREALIZED         MARKET    UNREALIZED       MARKET   UNREALIZED
        DESCRIPTION OF SECURITIES             VALUE      LOSSES            VALUE      LOSSES         VALUE      LOSSES
      ------------------------------------------------------------------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
      United States Government and
        agencies                           $    2,650   $       (5)   $       --   $       --    $    2,650   $       (5)
      State, municipal and other
        governments                            20,135       (1,017)        5,742         (157)       25,877       (1,174)
      Public utilities                         16,850         (737)        5,950         (380)       22,800       (1,117)
      Corporate securities                     48,509       (1,588)       64,249       (4,629)      112,758       (6,217)
      Mortgage and asset-backed
        securities                            330,192       (8,202)          213           (3)      330,405       (8,205)
                                           -----------------------------------------------------------------------------
      Total fixed maturities               $  418,336   $  (11,549)   $   76,154   $   (5,169)   $  494,490   $  (16,718)
                                           =============================================================================

Included in the above table are 109 securities from 92 issuers at December 31, 2004 and 92 securities from 60 issuers at December 31, 2003. Approximately 90.9% at December 31, 2004 and 73.4% at December 31, 2003 of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally relate to changes in market interest rates or changes in credit spreads since the securities were acquired. Approximately 9.1% at December 31, 2004 and 26.6% at December 31, 2003 of the unrealized losses on fixed maturity securities are on securities that are rated below investment grade. We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

-   historical operating trends;

-   business prospects;

-   status of the industry in which the company operates;

-   analyst ratings on the issuer and sector;

-   quality of management;

-   size of the unrealized loss;

-   length of time the security has been in an unrealized loss position; and

-   our intent and ability to hold the security.

We believe the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and we have the ability and intent to hold these securities until they recover in value or mature.

We also have less than $0.1 million of gross unrealized losses on equity securities at December 31, 2004 and 2003 with an estimated market value of $0.7 million at December 31, 2004 and $0.9 million at December 31, 2003. These equity securities have been in an unrealized loss position for more than one year.

MORTGAGE LOANS ON REAL ESTATE

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

We have provided an allowance for possible losses against our mortgage loan portfolio. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                      -----------------------------------
                                                       2004          2003          2002
                                                      -----------------------------------
                                                             (DOLLARS IN THOUSANDS)
          Balance at beginning of year                $ 3,500       $    55       $    55
          Realized losses                                  --         3,500            --
          Sales                                            --           (55)           --
                                                      -----------------------------------
          Balance at end of year                      $ 3,500       $ 3,500       $    55
                                                      ===================================

The carrying value of impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) was $4.2 million at December 31, 2004 and $4.9 million at December 31, 2003.

INVESTMENT REAL ESTATE

We have provided an allowance for possible losses against our investment real estate. An analysis of this allowance, which consists of specific reserves, is as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                      -----------------------------------
                                                       2004          2003          2002
                                                      -----------------------------------
                                                             (DOLLARS IN THOUSANDS)
          Balance at beginning of year                $ 1,009       $   817       $   817
          Realized losses                                  73           218            71
          Sales                                          (464)          (26)          (71)
                                                      -----------------------------------
          Balance at end of year                      $   618       $ 1,009       $   817
                                                      ===================================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------
                                                                    2004            2003            2002
                                                                --------------------------------------------
                                                                           (DOLLARS IN THOUSANDS)
            Fixed maturities--available for sale                $    228,309    $    340,619    $    302,970
            Equity securities--available for sale                        464           1,098           1,676
            Mortgage loans on real estate                             34,346          39,220          31,823
            Investment real estate                                     2,510           2,187           2,235
            Policy loans                                               9,358          11,274          11,658
            Other long-term investments                                   --             152             286
            Short-term investments, cash and cash equivalents          1,433           2,849           4,444
            Prepayment fee income and other                            2,445           7,078           2,720
                                                                --------------------------------------------
                                                                     278,865         404,477         357,812
            Less investment expenses                                  (8,665)        (11,229)         (9,998)
                                                                --------------------------------------------
            Net investment income                               $    270,200    $    393,248    $    347,814
                                                                ============================================

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments and interest rate swaps are summarized below:

                                                                     YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------
                                                              2004            2003            2002
                                                          --------------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
      REALIZED
      Fixed maturities--available for sale                $      2,416    $      1,997    $    (12,455)
      Equity securities--available for sale                        (18)           (553)           (377)
      Mortgage loans on real estate                                 --          (3,453)             29
      Investment real estate                                     5,181            (379)            (71)
      Securities and indebtedness of related parties               (85)             --          (2,202)
      Notes receivable and other                                   (21)            380             197
                                                          --------------------------------------------
      Realized gains (losses) on investments              $      7,473    $     (2,008)   $    (14,879)
                                                          ============================================
      UNREALIZED
      Fixed maturities--available for sale                $     10,568    $    (28,727)   $    128,602
      Equity securities--available for sale                      4,213          12,117          (1,365)
      Interest rate swaps                                          967           2,275              --
                                                          --------------------------------------------
      Change in unrealized appreciation/depreciation
        of investments                                    $     15,748    $    (14,335)   $    127,237
                                                          ============================================

An analysis of sales, maturities and principal repayments and calls of our fixed maturities portfolio is as follows:

                                                                                GROSS       GROSS
                                                                AMORTIZED      REALIZED    REALIZED
                                                                  COST          GAINS       LOSSES      PROCEEDS
                                                               ---------------------------------------------------
                                                                             (DOLLARS IN THOUSANDS)
     YEAR ENDED DECEMBER 31, 2004
     Scheduled principal repayments and calls--
        available for sale                                     $   692,072    $      --   $       --   $   692,072
     Sales--available for sale                                     169,008        8,389         (352)      177,045
                                                               ---------------------------------------------------
          Total                                                $   861,080    $   8,389   $     (352)  $   869,117
                                                               ===================================================
     YEAR ENDED DECEMBER 31, 2003
     Scheduled principal repayments and calls--
        available for sale                                     $ 1,515,298    $      --   $       --   $ 1,515,298
     Sales--available for sale                                     178,128       15,402       (4,225)      189,305
                                                               ---------------------------------------------------
          Total                                                $ 1,693,426    $  15,402   $   (4,225)  $ 1,704,603
                                                               ===================================================
     YEAR ENDED DECEMBER 31, 2002
     Scheduled principal repayments and calls--
        available for sale                                     $   597,790    $      --   $       --   $   597,790
     Sales--available for sale                                     318,726       33,131      (18,647)      333,210
                                                               ---------------------------------------------------
          Total                                                $   916,516    $  33,131   $  (18,647)  $   931,000
                                                               ===================================================

Realized losses on fixed maturities totaling $6.1 million in 2004, $9.2 million in 2003 and $26.9 million in 2002 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities.

Income taxes (credits) include a provision of $2.6 million in 2004, ($0.7) million in 2003 and ($5.2) million in 2002 for the tax effect of realized losses on investments.

VARIABLE INTEREST ENTITIES

We have investments in several variable interest entities for which we are not considered the primary beneficiary. These investments consist of common and preferred stock investments in a company that operates in the broker/dealer industry and mezzanine commercial real estate loans on four real estate properties. The broker/dealer had revenues totaling $43.9 million for 2004 and $30.3 million for 2003 and each real estate project has assets totaling less than $17.0 million at December 31, 2004 and less than $16.0 million at December 31, 2003. Our investments in these entities were made during the period from 1997 to 2004. Our maximum exposure to loss is the carrying value of our investments which totaled $4.6 million at December 31, 2004 and $4.1 million at December 31, 2003 for the broker/dealer and $6.2 million at December 31, 2004 and $4.6 million at December 31, 2003 for the mezzanine commercial real estate loans.

OTHER

We have a common stock investment in American Equity's parent, American Equity Investment Life Holding Company (AEL), valued at $59.5 million at December 31, 2004 and $52.3 million at December 31, 2003. American Equity underwrites and markets life insurance and annuity products throughout the United States. In December 2003, AEL completed an initial public offering (IPO). Prior to the IPO, we accounted for AEL using the equity method and, due to the timing of the availability of financial information, we recorded our share of AEL's results one quarter in arrears. As a result of the IPO, our percentage ownership interest in AEL decreased and we discontinued applying the equity method of accounting and began recording the investment at market value in the equity securities line on the consolidated balance sheet.

Summarized financial information for AEL and our common stock ownership percentage is as follows:

                                                                                   AS OF OR FOR THE TWELVE-MONTH
                                                                                    PERIOD ENDED SEPTEMBER 30,
                                                                                   -----------------------------
                                                                                       2003             2002
                                                                                   -----------------------------
                                                                                      (DOLLARS IN THOUSANDS)
Total cash and investments                                                         $  5,816,845     $  4,763,445
Total assets                                                                          6,634,396        5,619,918
Long-term debt                                                                          132,963           69,876
Total liabilities                                                                     6,515,048        5,441,037
Minority interest                                                                        25,910          100,356
Total revenues                                                                          415,597          252,628
Income from continuing operations                                                        21,025            6,483
Net income                                                                               21,025            6,483
Percentage ownership of common stock                                                       32.1%            32.4%

At December 31, 2003, we also owned preferred stock issued by AEL with a carrying value totaling $2.3 million. During 2004, this investment was converted to common stock.

During 2004, we sold certain investment real estate properties to Farm Bureau Mutual Insurance Company (Farm Bureau Mutual), an affiliate, at their fair market value of $20.0 million. A realized gain of $5.3 million was recognized related to these transactions.

At December 31, 2004, affidavits of deposits covering investments with a carrying value totaling $4,257.8 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2004, we had committed to provide additional funding for mortgage loans on real estate aggregating $29.8 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2004 include real estate, fixed maturities, equity securities and other long-term investments totaling $5.9 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2004.

3. DERIVATIVE INSTRUMENTS

During 2003, we entered into three interest rate swaps to manage interest rate risk associated with a portion of our flexible premium deferred annuity contracts. Under the interest rate swaps, we pay a fixed rate of interest and receive a floating rate of interest on a notional amount totaling $150.0 million. Details regarding the interest rate swaps are as follows:

                                                                                       CARRYING AND FAIR VALUE
                                                                                            AT DECEMBER 31,
MATURITY            NOTIONAL               RECEIVE                      PAY          -------------------------
  DATE               AMOUNT                  RATE                       RATE           2004             2003
---------------------------------------------------------------------------------------------------------------
                                                               (DOLLARS IN THOUSANDS)
5/1/2006           $  50,000             1 month LIBOR*                 2.545%        $   313          $  (382)
7/1/2008              50,000             1 month LIBOR*                 2.579           1,359            1,187
7/1/2008              50,000             1 month LIBOR*                 2.465           1,570            1,470
                   -------------------------------------------------------------------------------------------
                   $ 150,000                                                          $ 3,242          $ 2,275
                   ===========================================================================================

----------
*    London Interbank Offered Rate

These interest rate swaps effectively fix the interest crediting rate on a portion of our flexible premium deferred annuity contract liabilities thereby hedging our exposure to increases in market interest rates. We formally document this hedging relationship, including identification of the interest rate swaps as the hedging instruments and interest credited to the related flexible premium deferred annuity contract liabilities as the hedged transactions. We also document our risk management objectives and strategies for undertaking these transactions. Interest sensitive product benefits increased by $1.6 million in 2004 and $1.2 million in 2003 as a result of the net interest paid on the interest rate swaps. There was no ineffectiveness recorded in the consolidated statements of income during 2004 or 2003.

The index annuities assumed by EquiTrust Life under the coinsurance agreement guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium received is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of one-year call options on the applicable market indices to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the annual index credits is reset and new one-year call options are purchased to fund the next annual index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums. Derivative income (loss) includes $16.8 million for 2003 and ($9.8) million for 2002 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder's right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the consolidated statements of income and totaled $14.2 million for 2003 and $1.0 million for 2002.

4. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bond yields. Fair values for fixed maturity securities include the embedded derivatives relating to our when-issued securities trading. Fair value for these embedded derivatives is equal to the difference between the fair value of the underlying fixed maturity securities and the original cost.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

DERIVATIVE INSTRUMENTS: Fair values for interest rate swaps are based on quoted market prices.

POLICY LOANS: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

OTHER LONG-TERM INVESTMENTS: The fair values for investment deposits are generally estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: For equity securities that are not actively traded, estimated fair values are based on values of comparable issues. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds, funding agreements and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

OTHER LIABILITIES: Fair values for interest rate swaps are based on quoted market prices. We are not required to estimate fair value for the remainder of the other liabilities balance.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                            DECEMBER 31,
                                                     ---------------------------------------------------------
                                                                 2004                          2003
                                                     ---------------------------   ---------------------------
                                                             CARRYING         FAIR        CARRYING       FAIR
                                                               VALUE          VALUE         VALUE        VALUE
                                                     ---------------------------------------------------------
                                                                           (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities--available for sale                 $  3,916,035   $  3,916,035   $  3,476,977   $  3,476,977
Equity securities--available for sale                      69,822         69,822         66,730         66,730
Mortgage loans on real estate                             521,237        540,001        464,195        494,364
Derivative instruments                                      3,242          3,242          2,657          2,657
Policy loans                                              155,379        179,375        155,801        179,074
Other long-term investments                                 1,300          1,300          1,301          1,301
Cash and short-term investments                            10,108         10,108        174,536        174,536
Securities and indebtedness of related parties             27,974         27,974         24,405         24,405
Assets held in separate accounts                          476,182        476,182        401,053        401,053

LIABILITIES
Future policy benefits                               $  1,832,910   $  1,791,982   $  1,663,058   $  1,627,964
Other policyholders' funds                                525,023        525,023        495,995        495,995
Other liabilities                                              --             --            382            382
Liabilities related to separate accounts                  476,182        465,265        401,053        392,873

5. REINSURANCE AND POLICY PROVISIONS

REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.0 million of coverage per individual life for business in force at December 31, 2004. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $6,224.8 million (18.7% of direct life insurance in force) at December 31, 2004 and $5,809.6 million (18.2% of direct life insurance in force) at December 31, 2003.

In addition to the cession of risks in excess of specific retention limits, we had, through EquiTrust Life, reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we paid the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return paid us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners paid us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Effective July 1, 2003, we entered into a reinsurance pool with various unaffiliated life insurance companies to mitigate the impact of a catastrophic event on our financial position and results of operations. Members of the pool share in the eligible catastrophic losses based on their size and contribution to the pool. Under the pool arrangement, we will be able to cede approximately 60% of catastrophic losses after other reinsurance and a deductible of $0.7 million. Pool losses are capped at $7.2 million per event and the maximum loss we could incur as a result of losses assumed from other pool members is $2.7 million per event. In April 2004, we purchased additional catastrophic coverage which provides $10.0 million of coverage for losses in excess of $7.0 million per event.

In total, insurance premiums and product charges have been reduced by $28.8 million in 2004, $27.8 million in 2003 and $26.8 million in 2002 and insurance benefits have been reduced by $14.7 million in 2004, $15.4 million in 2003 and $12.9 million in 2002 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

See also Note 1, "Significant Accounting Policies," and Note 3, "Derivative Instruments," for a discussion of business assumed through EquiTrust Life.

Life insurance in force assumed on a consolidated basis totaled $119.0 million (0.4% of total life insurance in force) at December 31, 2004, $90.0 million (0.3% of total life insurance in force) at December 31, 2003 and $1,999.2 million (7.4% of total life insurance in force) at December 31, 2002. In total, premiums and product charges assumed totaled $0.2 million in 2004, $18.1 million in 2003 and $15.8 million in 2002. Insurance benefits assumed totaled $10.4 million in 2003 and $10.3 million in 2002. We did not assume any benefits in 2004.

POLICY PROVISIONS

An analysis of the value of insurance in force acquired is as follows:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                       2004            2003            2002
                                                                                   --------------------------------------------
                                                                                              (DOLLARS IN THOUSANDS)
Excluding impact of net unrealized investment gains and losses:
   Balance at beginning of year                                                    $     54,300    $     57,440    $     59,083
   Accretion of interest during the year                                                  2,407           3,034           3,419
   Amortization of asset                                                                 (4,728)         (6,174)         (5,062)
                                                                                   --------------------------------------------
Balance prior to impact of net unrealized investment gains and losses                    51,979          54,300          57,440
Impact of net unrealized investment gains and losses                                     (6,140)         (6,973)         (8,914)
                                                                                   --------------------------------------------
Balance at end of year                                                             $     45,839    $     47,327    $     48,526
                                                                                   ============================================

Net amortization of the value of insurance in force acquired, based on expected future gross profits/margins, for the next five years and thereafter is expected to be as follows: 2005--$2.7 million; 2006--$2.4 million; 2007--$2.4 million; 2008--$2.2 million; 2009--$2.2 million; and thereafter, through 2023--$40.1 million.

6. INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                       2004            2003            2002
                                                                                   --------------------------------------------
                                                                                              (DOLLARS IN THOUSANDS)
     Taxes provided in consolidated statements of income on:
       Income before minority interest in earnings of subsidiaries and equity income:
         Current                                                                   $     20,200    $     31,981    $     10,814
         Deferred                                                                           708            (659)         12,277
                                                                                   --------------------------------------------
                                                                                         20,908          31,322          23,091
       Equity income--current                                                               752           3,127             115
     Taxes provided in consolidated statement of changes in
       stockholder's equity:
       Change in net unrealized investment gains/losses--deferred                         5,185          14,203          30,052
       Adjustment resulting from capital transaction of equity investee--deferred             8             (46)           (113)
                                                                                   --------------------------------------------
                                                                                          5,193          14,157          29,939
                                                                                   ============================================
                                                                                   $     26,853    $     48,606    $     53,145
                                                                                   ============================================

The effective tax rate on income before income taxes, minority interest in earnings of subsidiaries and equity income is different from the prevailing federal income tax rate as follows:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                       2004            2003            2002
                                                                                   --------------------------------------------
                                                                                              (DOLLARS IN THOUSANDS)
     Income before income taxes, minority interest in earnings of subsidiaries
       and equity income                                                           $     75,313    $     93,137    $     71,201
                                                                                   ============================================
     Income tax at federal statutory rate (35%)                                    $     26,360    $     32,598    $     24,920
     Tax effect (decrease) of:
       Reversal of tax accruals no longer necessary based on
         events and analysis performed during the year                                   (4,502)             --              --
       Tax-exempt dividend and interest income                                           (1,026)         (1,167)         (1,192)
       Gain on dividend of home office properties                                          (369)           (369)           (369)
       State income taxes                                                                    91             229              25
       Other items                                                                          354              31            (293)
                                                                                   --------------------------------------------
     Income tax expense                                                            $     20,908    $     31,322    $     23,091
                                                                                   ============================================

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                                           DECEMBER 31,
                                                                                   ----------------------------
                                                                                       2004            2003
                                                                                   ----------------------------
                                                                                      (DOLLARS IN THOUSANDS)
     Deferred income tax liabilities:
       Fixed maturity and equity securities                                        $     72,728    $     66,630
       Deferred policy acquisition costs                                                 91,727          85,764
       Value of insurance in force acquired                                              16,044          16,564
       Other                                                                              7,236          10,363
                                                                                   ----------------------------
                                                                                        187,735         179,321
     Deferred income tax assets:
       Future policy benefits                                                           (49,980)        (44,266)
       Accrued dividends                                                                 (4,180)         (4,532)
       Accrued benefit and compensation costs                                            (7,841)         (8,661)
       Other                                                                             (2,093)         (4,122)
                                                                                   ----------------------------
                                                                                        (64,094)        (61,581)
                                                                                   ----------------------------
     Deferred income tax liability                                                 $    123,641    $    117,740
                                                                                   ============================

Prior to 1984, a portion of our current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 2004 was $12.0 million. Due to a change in the tax law included in the American Jobs Creation Act of 2004, which was signed into law on October 22, 2004, this account can be reduced tax free by distributions to shareholders from January 1, 2005 through December 31, 2006. We expect that distributions during the prescribed period will be in excess of $12.0 million, thereby eliminating the accumulated balance in this account. Prior to the change in the tax law, distributions from this account would have been subject to federal income tax. Deferred income taxes of $4.2 million have not been provided on amounts included in this memorandum account.

7. CREDIT ARRANGEMENTS

We have a $40.0 million funding agreement with the Federal Home Loan Bank (FHLB) classified in the interest sensitive products line on the consolidated balance sheets. The funding agreement is due September 12, 2006 and interest on the agreement is charged at a variable rate equal to the London Interbank Offered Rate (LIBOR) plus 0.08% (2.47% at December 31, 2004 and 1.25% at December 31,
2003). At December 31, 2004, fixed maturity securities with a carrying value of $54.1 million are on deposit with the FHLB as collateral for the funding agreement.

EquiTrust Life and Farm Bureau Mutual Insurance Company, an affiliate, have extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one month LIBOR. We do not have any borrowings on these lines of credit at December 31, 2004.

FBL Financial Group, Inc. has extended a line of credit to us in the amount of $75.0 million. Interest on any borrowings under this arrangement is charged at a rate equal to the prime rate of a national bank. No borrowings have been made on this line of credit.

8. RETIREMENT PLANS

We participate with several affiliates in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee's compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $4.4 million in 2004 and 2003 and $3.5 million in 2002.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $0.6 million in 2004, 2003 and 2002.

We have established deferred compensation plans for certain key current and former employees and have certain other benefit plans which provide for retirement and other benefits. Liabilities for these plans are accrued as the related benefits are earned.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense totaled $0.1 million for 2004 and less than $0.1 million for 2003 and 2002.

9. MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), Kansas Farm Bureau and their affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs. The IFBF and Kansas Farm Bureau are both stockholders of FBL Financial Group, Inc. with the IFBF being FBL Financial Group, Inc.'s majority owner.

We lease office space under an annually renewable lease from Farm Bureau Mutual. Related lease expense totaled $0.8 million in 2004, $0.6 million in 2003 and $0.3 million in 2002.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $2.3 million in 2004, $2.2 million in 2003 and $4.5 million in 2002.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $3.1 million during 2004, $3.2 million during 2003 and $2.9 million during 2002 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $4.8 million during 2004, $6.0 million during 2003 and $5.3 million during 2002 relating to these services.

We have marketing agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Mutual and another affiliate. Under the marketing agreements, the property-casualty companies are responsible for development and management of our agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. We paid $7.3 million in 2004, $7.1 million in 2003 and $7.2 million in 2002 to the property-casualty companies under these arrangements.

We are licensed by the IFBF to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.4 million in 2004, 2003 and 2002. We have similar arrangements with the Kansas Farm Bureau and other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.1 million in 2004, $1.2 million in 2003 and $1.1 million in 2002.

10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2004, management is not aware of any claims for which a material loss is reasonably possible.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease, as of December 31, 2004, are as follows: 2005--$1.7 million; 2006--$1.7 million; 2007--$1.7 million; 2008--$1.9 million; 2009--$1.9 million and thereafter, through 2013--$6.2 million. Rent expense for the lease totaled $2.1 million in 2004, $2.5 million in 2003 and $2.3 million in 2002. These amounts are net of $1.1 million in 2004 and $1.0 million in 2003 and 2002 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $8.7 million at December 31, 2004 and $9.8 million at December 31, 2003.

We have extended a line of credit in the amount of $40.0 million to FBL Leasing Services, Inc. Interest on this agreement is charged at a variable rate equal to the LIBOR plus 0.13% (2.52% at December 31, 2004 and 1.30% at December 31,
2003). There was $22.8 million outstanding on the line of credit at December 31, 2004 and $19.9 million at December 31, 2003. Interest income on the line of credit totaled $0.4 million during 2004, $0.2 million during 2003 and $0.3 million during 2002.

We have extended a line of credit in the amount of $10.0 million to EquiTrust Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one month LIBOR. There were no borrowings outstanding on the line of credit at December 31, 2004.

We have guaranteed that we will maintain a minimum statutory capitalization level for EquiTrust Life, sufficient to maintain a favorable risk based capital ratio.

11. STATUTORY INFORMATION

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets, agents' balances and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus;
(h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; (j) the financial statements of subsidiaries are consolidated rather than being accounted for under the equity method; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, not including subsidiaries, as determined in accordance with statutory accounting practices, was $38.1 million in 2004, $27.3 million in 2003 and $14.2 million in 2002. Our statutory net gain from operations, which excludes realized gains and losses, totaled $39.3 million in 2004, $38.3 million in 2003 and $36.3 million in 2002. Our total statutory capital and surplus was $376.3 million at December 31, 2004 and $341.2 million at December 31, 2003.

Net income of EquiTrust Life, as determined in accordance with statutory accounting practices, was $27.8 million in 2003 and $10.6 million in 2002. Total statutory capital and surplus for EquiTrust Life was $124.0 million at December 31, 2003.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an "extraordinary" dividend without prior notice to and approval by the Iowa Insurance Commissioner. An "extraordinary" dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2005, the maximum legally available for distribution that we could pay to our parent company without further regulatory approval is $39.3 million.

12. SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are: (1) traditional annuity--exclusive distribution ("Exclusive Annuity Segment"), (2) traditional annuity--independent distribution ("Independent Annuity Segment"), (3) traditional and universal life insurance and (4) variable. We also have various support operations and corporate capital that are aggregated into a corporate and other segment. Our segment results for 2003 and 2002 have been restated to reflect a change in the composition of our reportable segments. Prior to 2004, amounts now reported in the Exclusive Annuity Segment and the Independent Annuity Segment were reported together in a single traditional annuity segment. This change was made to better reflect how the business is managed and has no impact on our consolidated financial statements for any period reported.

The Exclusive Annuity Segment consists of fixed annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity Segment consists of fixed annuities and supplementary contracts (some of which involve life contingencies) sold through EquiTrust Life's independent distribution or assumed through our coinsurance agreements with American Equity and EMCNL. In addition to the types of fixed annuities included in the Exclusive Annuity Segment, the Independent Annuity Segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index. Due to the dividend of EquiTrust Life to FBL Financial Group, Inc. as explained in Note 1 "Significant Accounting Policies," we no longer have business in this segment in 2004.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of accident and health insurance products (primarily long-term disability income insurance) and corporate items that do not meet the quantitative threshold for separate segment reporting.

Financial information concerning our operating segments is as follows.

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                       2004            2003           2002
                                                                                   --------------------------------------------
                                                                                              (DOLLARS IN THOUSANDS)
     Operating revenues:
       Traditional annuity--exclusive distribution                                 $    134,768    $    131,106    $    123,807
       Traditional annuity--independent distribution                                         --         126,498          53,040
       Traditional and universal life                                                   283,190         313,021         310,965
       Variable                                                                          48,173          48,757          45,686
       Corporate and other                                                                3,341           6,011           6,205
                                                                                   --------------------------------------------
                                                                                        469,472         625,393         539,703
     Realized gains (losses) on investments (A)                                           7,427          (2,003)        (14,797)
                                                                                   --------------------------------------------
       Consolidated revenues                                                       $    476,899    $    623,390    $    524,906
                                                                                   ============================================
     Net investment income:
       Traditional annuity--exclusive distribution                                 $    134,014    $    131,683    $    123,174
       Traditional annuity--independent distribution                                         --         103,594          61,795
       Traditional and universal life                                                   122,014         141,034         146,589
       Variable                                                                          12,848          13,483          11,909
       Corporate and other                                                                1,324           3,454           4,347
                                                                                   --------------------------------------------
         Consolidated net investment income                                        $    270,200    $    393,248    $    347,814
                                                                                   ============================================
     Depreciation and amortization, including amortization/accretion of premium/discount on investments:
       Traditional annuity--exclusive distribution                                 $      1,305    $      8,033    $        423
       Traditional annuity--independent distribution                                         --         (19,717)         (7,579)
       Traditional and universal life                                                     1,857         (10,430)         (3,011)
       Variable                                                                             272            (709)           (109)
       Corporate and other                                                                1,110             999             997
                                                                                   --------------------------------------------
         Consolidated depreciation and amortization                                $      4,544    $    (21,824)   $     (9,279)
                                                                                   ============================================
     Pre-tax operating income (loss):
       Traditional annuity--exclusive distribution                                 $     25,796    $     23,767    $     21,369
       Traditional annuity--independent distribution                                         --          18,424           7,165
       Traditional and universal life                                                    44,662          53,674          59,530
       Variable                                                                           1,085             201          (2,624)
       Corporate and other                                                               (1,046)          7,924          (1,217)
                                                                                   --------------------------------------------
                                                                                         70,497         103,990          84,223
     Income taxes on operating income                                                   (19,231)        (35,120)        (27,674)
     Realized gains (losses) on investments, net (A)                                      4,513          (1,243)         (8,293)
                                                                                   --------------------------------------------
       Consolidated net income                                                     $     55,779    $     67,627    $     48,256
                                                                                   ============================================
     Assets:
       Traditional annuity--exclusive distribution                                 $  2,308,362    $  2,111,783    $  1,862,430
       Traditional annuity--independent distribution                                         --              --       1,453,311
       Traditional and universal life                                                 2,203,735       2,136,185       2,310,128
       Variable                                                                         817,613         734,916         681,264
       Corporate and other                                                              240,928         222,405         302,527
                                                                                   --------------------------------------------
                                                                                      5,570,638       5,205,289       6,609,660
     Unrealized gains on investments, net (A)                                           179,730         164,766         145,573
     Other classification adjustments                                                    (4,961)        (10,756)         (9,128)
                                                                                   --------------------------------------------
       Consolidated assets                                                         $  5,745,407    $  5,359,299    $  6,746,105
                                                                                   ============================================

----------
(A) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred policy acquisition costs, deferred sales inducements, value of insurance in force acquired and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments. Operating income (loss) represents net income excluding the impact of realized gains and losses on investments. The impact of realized gains and losses on investments includes adjustments for income taxes and that portion of amortization of deferred policy acquisition costs, deferred sales inducements, unearned revenue reserve and value of insurance in force acquired attributable to such gains or losses.

Depreciation and amortization related to property, plant and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the corporate and other segment.

Our investment in equity method investees and the related equity income are attributable to the corporate and other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $501.3 million in 2004, $1,177.7 million in 2003 and $1,342.4 million in 2002. Excluding the Independent Annuity Segment, our total life and annuity collected premiums are concentrated in the following states:
Iowa (2004--30%, 2003--29%, 2002--28%), Kansas (2004--21%, 2003--20%, 2002--24%)
and Oklahoma (2004--8%, 2003--9%, 2002--8%).

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

     The following tables illustrate how the death benefits, Cash Values and Surrender Values of a representative Policyowner may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 6% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.


     The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.79% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year (after contractual or voluntary fee waivers or reimbursements). The fees and expenses of each Investment Option vary, and in 2004 the total fees and expenses ranged from an annual rate of 0.10% to an annual rate of 1.25% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE POLICY" and the prospectuses for the Investment Options.


     The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The charges the Company may assess are reflected in separate tables on each of the following pages.


     Applying the charges and the average Investment Option fees and expenses of 0.79% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of return of (1.69)%, 4.31% and 10.31%, respectively.


     The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS.")

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

     For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      * * *

     Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $803
                            NON-TOBACCO PREMIUM CLASS


                                             ASSUMING                                               ASSUMING
                                   0% HYPOTHETICAL GROSS RETURN, AND                        0% HYPOTHETICAL GROSS RETURN,
                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND      NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                                  GUARANTEED MAXIMUM EXPENSE CHARGES                 AND NON-GUARANTEED CURRENT EXPENSE CHARGES
            PREMIUMS       -------------------------------------------------      -------------------------------------------------
END OF     ACCUMULATED      END OF YEAR       END OF YEAR       END OF YEAR        END OF YEAR       END OF YEAR       END OF YEAR
POLICY        AT 5%         ACCUMULATED        SURRENDER           DEATH           ACCUMULATED        SURRENDER           DEATH
 YEAR       PER YEAR           VALUE             VALUE            BENEFIT             VALUE             VALUE            BENEFIT
------     ------------    ------------       ------------      ------------      ------------       ------------      ------------
     1     $        843    $        295       $        289      $    100,000      $        362       $        355      $    100,000
     2            1,728             815                799           100,000               951                932           100,000
     3            2,658           1,317              1,292           100,000             1,523              1,498           100,000
     4            3,634           1,800              1,775           100,000             2,080              2,055           100,000
     5            4,659           2,261              2,236           100,000             2,620              2,595           100,000
     6            5,735           2,702              2,677           100,000             3,142              3,117           100,000
     7            6,865           3,119              3,094           100,000             3,645              3,620           100,000
     8            8,051           3,513              3,488           100,000             4,131              4,106           100,000
     9            9,297           3,887              3,862           100,000             4,598              4,573           100,000
    10           10,605           4,230              4,205           100,000             5,045              5,020           100,000
    15           18,194           5,493              5,468           100,000             6,919              6,894           100,000
    20           27,880           5,757              5,732           100,000             8,022              7,997           100,000
    25           40,241           4,336              4,311           100,000             7,998              7,973           100,000
    30           56,018              72                 70           100,000             6,310              6,285           100,000
    35           76,154               *                  *                 *             2,116              2,091           100,000
    40                *               *                  *                 *                 *                  *                 *
    45                *               *                  *                 *                 *                  *                 *
    50                *               *                  *                 *                 *                  *                 *
    55                *               *                  *                 *                 *                  *                 *
    60                *               *                  *                 *                 *                  *                 *
Age 65           56,018              72                 70           100,000             6,310              6,285           100,000
Age 70           76,154               *                  *                 *             2,116              2,091           100,000
Age 95                *               *                  *                 *                 *                  *                 *


----------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.69)%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                                         ASSUMING                                                ASSUMING
                                 6% HYPOTHETICAL GROSS RETURN,                        6% HYPOTHETICAL GROSS RETURN,
                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND   NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                               GUARANTEED MAXIMUM EXPENSE CHARGES              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
           PREMIUMS     -------------------------------------------------   -------------------------------------------------
END OF   ACCUMULATED     END OF YEAR      END OF YEAR       END OF YEAR      END OF YEAR        END OF YEAR       END OF YEAR
POLICY      AT 5%        ACCUMULATED       SURRENDER           DEATH         ACCUMULATED         SURRENDER           DEATH
 YEAR     PER YEAR          VALUE            VALUE            BENEFIT           VALUE              VALUE            BENEFIT
------   ------------   ------------      ------------     --------------   ------------       -------------     ------------
     1   $        843   $        325      $        319     $      100,000   $        394       $        387      $    100,000
     2          1,728            903               885            100,000          1,047              1,026           100,000
     3          2,658          1,495             1,470            100,000          1,721              1,696           100,000
     4          3,634          2,102             2,077            100,000          2,417              2,392           100,000
     5          4,659          2,723             2,698            100,000          3,137              3,112           100,000
     6          5,735          3,357             3,332            100,000          3,878              3,853           100,000
     7          6,865          4,002             3,977            100,000          4,643              4,618           100,000
     8          8,051          4,659             4,634            100,000          5,431              5,406           100,000
     9          9,297          5,332             5,307            100,000          6,242              6,217           100,000
    10         10,605          6,010             5,985            100,000          7,077              7,052           100,000
    15         18,194          9,488             9,463            100,000         11,573             11,548           100,000
    20         27,880         12,874            12,849            100,000         16,508             16,483           100,000
    25         40,241         15,444            15,419            100,000         21,653             21,628           100,000
    30         56,018         15,912            15,887            100,000         26,639             26,614           100,000
    35         76,154         11,392            11,367            100,000         30,914             30,889           100,000
    40        101,852              *                 *                  *         33,395             33,370           100,000
    45        134,651              *                 *                  *         31,928             31,903           100,000
    50        176,512              *                 *                  *         22,710             22,685           100,000
    55              *              *                 *                  *              *                  *                 *
    60              *              *                 *                  *              *                  *                 *
Age 65         56,018         15,912            15,887            100,000         26,639             26,614           100,000
Age 70         76,154              *                 *                  *         30,914             30,889           100,000
Age 95              *              *                 *                  *              *                  *                 *


----------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 6%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 6% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 4.31%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                                            ASSUMING                                              ASSUMING
                                 12% HYPOTHETICAL GROSS RETURN,                        12% HYPOTHETICAL GROSS RETURN,
                        GUARANTEED MAXIMUM COST OF INSURANCE CHARGES, AND   NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                               GUARANTEED MAXIMUM EXPENSE CHARGES              AND NON-GUARANTEED CURRENT EXPENSE CHARGES
           PREMIUMS     -------------------------------------------------   -------------------------------------------------
END OF   ACCUMULATED     END OF YEAR      END OF YEAR       END OF YEAR      END OF YEAR        END OF YEAR       END OF YEAR
POLICY      AT 5%        ACCUMULATED       SURRENDER           DEATH         ACCUMULATED         SURRENDER           DEATH
 YEAR     PER YEAR          VALUE            VALUE            BENEFIT           VALUE              VALUE            BENEFIT
------   ------------   ------------      ------------     --------------   ------------       -------------     ------------
     1   $        843   $        356      $        349     $      100,000   $        427       $        419      $    100,000
     2          1,728            994               974            100,000          1,147              1,124           100,000
     3          2,658          1,688             1,663            100,000          1,935              1,910           100,000
     4          3,634          2,443             2,418            100,000          2,797              2,772           100,000
     5          4,659          3,263             3,238            100,000          3,741              3,716           100,000
     6          5,735          4,155             4,130            100,000          4,773              4,748           100,000
     7          6,865          5,122             5,097            100,000          5,903              5,878           100,000
     8          8,051          6,174             6,149            100,000          7,141              7,116           100,000
     9          9,297          7,323             7,298            100,000          8,497              8,472           100,000
    10         10,605          8,568             8,543            100,000          9,982              9,957           100,000
    15         18,194         16,652            16,627            100,000         19,816             19,791           100,000
    20         27,880         29,120            29,095            100,000         35,407             35,382           100,000
    25         40,241         48,657            48,632            100,000         60,563             60,538           100,000
    30         56,018         80,703            80,678            100,000        102,112            102,087           124,576
    35         76,154        133,536           133,511            154,901        169,288            169,263           196,375
    40        101,852        217,928           217,903            233,183        277,819            277,794           297,267
    45        134,651        354,356           354,331            372,073        454,469            454,444           477,192
    50        176,512        567,133           567,108            595,489        737,390            737,365           774,259
    55        229,938        890,442           890,417            934,964      1,187,136          1,187,111         1,246,493
    60        298,124      1,406,219         1,406,194          1,420,281      1,916,175          1,916,150         1,935,337
Age 65         56,018         80,703            80,678            100,000        102,112            102,087           124,576
Age 70         76,154        133,536           133,511            154,901        169,288            169,263           196,375
Age 95        298,124      1,406,219         1,406,194          1,420,281      1,916,175          1,916,150         1,935,337


----------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.


THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.31%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

APPENDIX B

DEATH BENEFIT OPTIONS

          OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

     Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

          OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

     Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

     The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

                 ATTAINED AGE     SPECIFIED AMOUNT FACTOR
                 ----------------------------------------
                 40 or younger            2.50
                 41                       2.43
                 42                       2.36
                 43                       2.29
                 44                       2.22
                 45                       2.15
                 46                       2.09
                 47                       2.03
                 48                       1.97
                 49                       1.91
                 50                       1.85
                 51                       1.78
                 52                       1.71
                 53                       1.64
                 54                       1.57
                 55                       1.50
                 56                       1.46
                 57                       1.42
                 58                       1.38
                 59                       1.34
                 60                       1.30
                 61                       1.28
                 62                       1.26
                 63                       1.24
                 64                       1.22
                 65                       1.20
                 66                       1.19
                 67                       1.18
                 68                       1.17
                 69                       1.16
                 70                       1.15
                 71                       1.13
                 72                       1.11
                 73                       1.09
                 74                       1.07
                 75 to 90                 1.05
                 91                       1.04
                 92                       1.03
                 93                       1.02
                 94                       1.01
                 95 or older              1.00

                                     PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 149 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:

     Stephen M. Morain, Esquire
     Sutherland Asbill & Brennan LLP

     Ernst & Young LLP, Independent Registered Public Accounting Firm Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President


The following exhibits:

1.A. 1. Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(5)
     2.   None.
     3.   (a)     Underwriting Agreement.(8)
          (b)     Career Agent's Contract.(8)
          (c)     Commission Schedules. (See Exhibit 3(b)(I) above.)(8)
          (d)     Paying Agent Agreement(8)
     4.   None.
     5.   (a)     Form of Policy.(1)
          (b)     State variation of Form of Policy.(1)
          (c)     Form of Application.(1)
          (d)     Revised Policy Form.(2)
          (e)     1995 Revised Policy Form.(3)
          (f)     Accelerated Death Benefit Rider.(3)
          (g)     1996 Revised Policy Form(4)
          (h)     1996 Revised Application Form(4)
          (i)     Death Benefit Guarantee Rider(7)
     6.   (a)     Certificate of Incorporation of the Company.(5)
          (b)     By-Laws of the Company.(5)
     7.   (a)     Reinsurance Agreement between Farm Bureau Life Insurance
                  Company and Hanover Life Reassurance Company of America.(10)
          (b)     Reinsurance Agreement between Farm Bureau Life Insurance
                  Company and Business Men's Assurance Company of America.(10)
          (c)     Reinsurance Agreement between Farm Bureau Life Insurance
                  Company and The Lincoln National Life Insurance Company.(10)
     8.   None.
     9.   (a)     Participation Agreement relating to Equitrust Variable
                  Insurance Series Fund.(5)
          (b)     Participation Agreement relating to Fidelity Variable
                  Insurance Products Fund.(6)
          (b)(1)  Amended Schedule to Participation Agreement.(9)
          (c)     Participation Agreement relating to Fidelity Variable
                  Insurance Products Fund II.(6)
          (c)(1)  Amended Schedule to Participation Agreement.(9)
          (d)     Participation Agreement relating to Fidelity Variable
                  Insurance Products Fund III.(6)
          (d)(1)  Amended Schedule to Participation Agreement.(9)
          (d)(2)  Service Contract.(9)
          (e)     Participation Agreement relating to T. Rowe Price Equity
                  Series, Inc. and T. Rowe Price International Series, Inc.(6)

          (e)(1)  Amended Schedule to Participation Agreement.(9)

          (f)     Participation Agreement relating to American Century
                  Funds.(11)
          (f)(1)  Amendment to Shareholder Services Agreement(11)

          (g)     Participation Agreement relating to Dreyfus Funds.(9)

          (g)(1)  Amended Schedule to Participation Agreement.(11)

          (h)     Participation Agreement relating to Franklin Templeton
                  Funds.(9)

          (h)(1)  Amendment to Participation Agreement.(11)

          (i)     Participation Agreement relating to JP Morgan Series
                  Trust II.(9)
          (j)     Participation Agreement relating to Summit Pinnacle Series.(9)
     10.  Form of Application (see Exhibit 1.A.(5)(c) above.)
2.   Opinion and Consent of Stephen M. Morain, Esquire.(11)
3.   Financial Statement Schedules.(11)
     Schedule I -- Summary of Investments
     Schedule III -- Supplementary Insurance Information
     Schedule IV -- Reinsurance

     All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

4.   None.
5.   Not applicable.
6. Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(11)
7.   (a)  Consent of Ernst & Young LLP(11)
     (b)  Consent of Sutherland Asbill & Brennan LLP(11)
8. Memorandum describing the Company's conversion procedure (included in Exhibit 9 hereto).
9. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(11)
10.       Powers of Attorney.(11)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.
(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.
(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.
(4) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.
(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.
(6) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.
(7) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on February 26, 2001.
(8) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.
(9) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.
(10) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.
(11) Filed herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 26th day of April, 2005.


                                        FARM BUREAU LIFE INSURANCE COMPANY
                                        FARM BUREAU LIFE VARIABLE ACCOUNT


                                        By:        /s/ CRAIG A. LANG
                                            -----------------------------------
                                                     Craig A. Lang
                                                      PRESIDENT
                                            Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                            TITLE                         DATE
          ---------                            -----                         ----
      /s/ CRAIG A. LANG           President and Director [Principal
-------------------------------     Executive Officer]                  April 26, 2005
        Craig A. Lang

     /s/ JERRY C. DOWNIN          Senior Vice President,
-------------------------------     Secretary-Treasurer [Principal      April 26, 2005
       Jerry C. Downin              Financial Officer]

     /s/ JAMES W. NOYCE           Chief Financial Officer [Principal
-------------------------------     Accounting Officer]                 April 26, 2005
       James W. Noyce


-------------------------------   Director
     Eric K. Aasmundstad

              *
-------------------------------   Director                              April 26, 2005
       Steve L. Baccus

              *
-------------------------------   Director                              April 26, 2005
     Douglas L. Beckman

              *
-------------------------------   Director                              April 26, 2005
     William. C. Bruins

              *
-------------------------------   Director                              April 26, 2005
      Al Christopherson

              *
-------------------------------   Director                              April 26, 2005
        Alan L. Foutz

              *
-------------------------------   Director                              April 26, 2005
     Philip A. Hemesath


          SIGNATURE                            TITLE                         DATE
          ---------                            -----                         ----
              *
-------------------------------   Vice President and Director           April 26, 2005
       Karen J. Henry

              *
-------------------------------   Director                              April 26, 2005
        Craig D. Hill

              *
-------------------------------   Director                              April 26, 2005
       Leland J. Hogan

              *
-------------------------------   Director                              April 26, 2005
      Daniel L. Johnson

              *
-------------------------------   Director                              April 26, 2005
      G. Steven Kouplen

              *
-------------------------------   Director                              April 26, 2005
      David L. McClure

              *
-------------------------------   Director                              April 26, 2005
      Charles E. Norris

              *
-------------------------------   Director                              April 26, 2005
       Keith R. Olsen

              *
-------------------------------   Director                              April 26, 2005
     Frank S. Priestley

              *
-------------------------------   Director                              April 26, 2005
       Kevin G. Rogers

              *
-------------------------------   Director                              April 26, 2005
     Scott E. VanderWal

              *
-------------------------------   Director                              April 26, 2005
      Michael S. White


*By:   /s/ STEPHEN M. MORAIN
     -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT
    PURSUANT TO POWER OF ATTORNEY

                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
-------       -----------
1.A.9.(f)     Participation Agreement with American Century Funds
1.A.9.(f)(1)  Amendment to Shareholder Services Agreement
1.A.9.(h)(1)  Participation Agreement with Franklin Templeton Funds
2             Opinion and Consent of Stephen M. Morain, Esquire
3             Financial Statement Schedules I, III, IV
6             Opinion and Consent of Christopher G. Daniels, FSA, MAAA
7(a)          Consent of Ernst & Young LLP
7(b)          Consent of Sutherland Asbill & Brennan LLP
9             ITR Memorandum
10            Powers of Attorney